As filed with the U.S. Securities and Exchange Commission on December 16, 2011
Securities Act File No. 333-[______]
Investment Company Act File No. 811-22647

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

(Check appropriate box or boxes)
☒  Registration Statement Under the Securities Act of 1933
☐  Pre-Effective Amendment No. _
☐  Post-Effective Amendment No. _

and

☒  Registration Statement Under the Investment Company Act of 1940
☐  Amendment No. ___

PRIVATE ADVISORS ALTERNATIVE STRATEGIES FUND
(Exact Name of Registrant as Specified in Declaration of Trust

51 MADISON AVENUE, NEW YORK, NY 10010
Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

(212) 576-7000
Registrant’s Telephone Number, including Area Code

J. Kevin Gao, Esq.
Private Advisors Alternative Strategies Fund
169 Lackawanna Avenue
Parsippany, NJ 07054

Copies of Communications to:

Sander M. Bieber, Esq. Dechert LLP 1775 I Street, NW Washington, DC 20006	Kevin M. Bopp, Esq. Private Advisors Alternative Strategies Fund 169 Lackawanna Avenue Parsippany, NJ 07054

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended (“Securities Act”) other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to section 8(c)

Calculation of Registration Fee Under the Securities Act

Title of Interests Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Share(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Shares of Beneficial Interest	1,000	$20	$20,000	$2.32

(1)	Estimated solely for the purpose of determining the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

PRIVATE ADVISORS ALTERNATIVE STRATEGIES FUND

CROSS REFERENCE SHEET
PARTS A AND B

ITEM NUMBER	CAPTION	LOCATION IN PROSPECTUS

PART A

1.	Outside Front Cover	Outside Front Cover Page

2.	Cover Pages; Other Offering Information	Inside Front and Outside Back Cover Pages

3.	Fee Table and Synopsis	Summary of Feeder Fund Expenses

4.	Financial Highlights	Financial Statements; Appendix B

5.	Plan of Distribution	Plan of Distribution

6.	Selling Shareholders	Purchasing Shares

7.	Use of Proceeds	Use of Proceeds

8.	General Description of the Registrant	Outside Front Cover Page; Investment Program; Risk Factors

9.	Management	Management of the Funds

10.	Capital Stock, Long-Term Debt, and Other Securities	Not Applicable

11.	Defaults and Arrears on Senior Securities	Not Applicable

12.	Legal Proceedings	Not Applicable

13.	Table of Contents of the Statement of Additional Information	Table of Contents of the Statement of Additional Information

PART B

14.	Cover Page of SAI	Cover Page

15.	Table of Contents of SAI	Table of Contents of the Statement of Additional Information

16.	General Information and History	Not Applicable

17.	Investment Objective and Policies	Investment Program; Additional Investment Policies and Restrictions; Management of the Funds

18.	Management	Management of the Funds; Code of Ethics

19.	Control Persons and Principal Holders of Securities	Control Persons and Principal Holders of Shares

20.	Investment Advisory and Other Services	Management of the Funds; Management and Subadvisory Agreements

21.	Brokerage Allocation and Other Practices	Portfolio Transactions and Brokerage

22.	Portfolio Managers	Management of the Funds; Portfolio Management Team

23.	Tax Status	Certain Tax Considerations

24.	Financial Statements	Financial Statements; Appendix B

PART C

The information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

The information in this Preliminary Prospectus is not complete and may be changed. The Feeder Fund may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Preliminary Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED DECEMBER 16, 2011

PRIVATE ADVISORS ALTERNATIVE STRATEGIES FUND

This Prospectus describes Private Advisors Alternative Strategies Fund (“Feeder Fund”). The Feeder Fund is a recently organized Delaware statutory trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a non-diversified, closed-end management investment company.

The investment objective of the Feeder Fund is to seek long-term capital appreciation above equity returns over a full market cycle with volatility that is lower than that of the equity market and returns that demonstrate a low correlation to both traditional equity and fixed income markets. The Feeder Fund attempts to achieve this investment objective by investing substantially all of its assets, net of reserves maintained for reasonably anticipated expenses, in Private Advisors Alternative Strategies Master Fund (“Master Fund”), which is a recently organized Delaware statutory trust registered under the 1940 Act, as a non-diversified, closed-end management investment company. The Feeder Fund and the Master Fund are collectively referred to herein as “Funds.”

The Master Fund, which has the same investment objective as the Feeder Fund, will seek to achieve its investment objective by placing its capital with a variety of portfolio managers (“Portfolio Managers”) who operate mainly as hedge funds and employ diverse styles and strategies. The Master Fund expects to invest with Portfolio Managers who have proven investment management experience and who invest alongside their clients’ capital. The Master Fund anticipates that the investment strategies employed by the Portfolio Managers selected will include credit, event driven, distressed, global macro, income, long/short equity and relative value/arbitrage strategies. The Master Fund will seek Portfolio Managers who have a proven investment process and discipline; fundamental, research-driven strategies; returns that are typically generated from both long and short security selection; and a focus on capital preservation.

New York Life Investments LLC serves as the Funds’ investment manager. Private Advisors LLC serves as the Funds’ subadvisor. Subject to policies adopted by the Funds’ Board of Trustees, Private Advisors (i) manages the day-to-day investment operations of the Funds (ii) seeks investment opportunities for the Master Fund, and (iii) monitors the performance of and makes investment and trading decisions with respect to the Master Fund’s investment portfolio.

NYLIFE Distributors LLC acts as the distributor of the Feeder Fund’s shares of beneficial interest (“Shares”). Investments in the Feeder Fund may be made only by “eligible investors.”  Although the Shares will be registered under the Securities Act of 1933, as amended (“Securities Act”), generally only investors that satisfy the definitions of “accredited investor” as defined in Regulation D under the Securities Act will be eligible investors.  Eligible investors who subscribe for Shares and are admitted to the Feeder Fund will become shareholders (“Shareholders”) of the Feeder Fund.

Shares are an investment with limited liquidity. Shares will not be listed on a stock exchange or similar market, although the Funds reserve the right to list their Shares on a stock exchange or similar market in the future. Shares are subject to substantial restrictions on transferability and resale, and may not be transferred or resold except as permitted under the Feeder Fund’s Agreement and Declaration of Trust (“Declaration of Trust”). Although the Feeder Fund may offer to repurchase Shares from time to time, Shares will not be redeemable at a Shareholder’s option nor will they be exchangeable for shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his or her Shares. Shares are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment and for whom an investment in the Feeder Fund does not constitute a complete investment program. To the extent that an investor requires that a portion of his or her investment portfolio provide liquidity, such portion should not be invested in the Feeder Fund.

(i)

This Prospectus sets forth the information that investors should know about the Feeder Fund before investing. Investors are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Feeder Fund, including the Feeder Fund’s Statement of Additional Information (“SAI”) dated [xxx], 2012, has been filed with the Securities and Exchange Commission (“SEC”) and is available on the SEC’s website at www.sec.gov. Investors may request a free copy of this Prospectus, SAI, annual and semi-annual reports to Shareholders when available, and other information about the Feeder Fund and the Master Fund, and make inquiries by calling [xxx], by writing at [xxx], or by visiting [www.xxx.com.]  The SAI is incorporated by reference into this Prospectus in its entirety. If you purchase Shares, you will become bound by the terms and conditions of the Declaration of Trust.

Prospective investors should not construe the contents of this Prospectus as legal, tax, financial, or other advice. Each prospective investor should consult with his, her or its own professional advisers as to the legal, tax, financial, or other matters relevant to the suitability of an investment in the Feeder Fund.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

	Price to Public(1)		Sales Load		Proceeds to the Feeder Fund(1)
Shares of Beneficial Interests	$	[xxx]	$	[xxx]	$	[xxx]

(1)	Shares are offered on a best efforts basis at a price equal to their net asset value. The $[xxx] used in the table above is the minimum initial investment.

The date of this Prospectus is [                           ], 2012.

(ii)

No broker-dealer, salesperson or other person is authorized to give an investor any information or to represent anything not contained in this Prospectus. As a prospective investor, you must not rely on any unauthorized information or representations that anyone provides to you. This Prospectus is an offer to sell or a solicitation of an offer to buy the securities it describes, but only under the circumstances and in jurisdictions where and to persons to which it is lawful to do so.  The information contained in this Prospectus is current only as of the date of this Prospectus.

(iii)

SUMMARY

The following is only a summary of the Prospectus and does not contain all of the information that a prospective investor should consider before investing in Private Advisors Alternative Strategies Fund (“Feeder Fund”). Before investing, a prospective investor should carefully read the more detailed information appearing elsewhere in this Prospectus, and the Feeder Fund’s Statement of Additional Information (“SAI”).

The Funds
The Feeder Fund is a recently organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a non-diversified, closed-end investment management company.

The Feeder Fund invests substantially all of its assets, net of reserves maintained for reasonably anticipated expenses, in Private Advisors Alternative Strategies Master Fund (“Master Fund”), which is a recently organized Delaware statutory trust registered under the 1940 Act, as a non-diversified, closed-end management investment company.

References herein to “Funds” shall refer collectively to the Feeder Fund and the Master Fund.

New York Life Investment Management LLC (“New York Life Investments”) serves as the Funds’ investment manager. New York Life Investments has in turn delegated its portfolio management responsibilities to Private Advisors LLC, an affiliate of New York Life Investments (“Private Advisors” and together with New York Life Investments, “Advisors”).

The Offering
The Feeder Fund offers and sells shares of beneficial interest (each a “Share” or “Shares”) to eligible investors (each such eligible investor, a “Shareholder” and, collectively “Shareholders”). Shares are registered under the Securities Act of 1933, as amended (“Securities Act”), but are subject to substantial limits on transferability and resale.

Generally, Shares will be continuously offered on a monthly basis at a price equal to their then current net asset value (“NAV”) per Share, plus a sales load. The minimum initial subscription for Shares is $50,000, and the minimum subsequent subscriptions are $10,000. The Feeder Fund may accept subscriptions for lesser amounts in the discretion of the Advisors. The Feeder Fund expects the initial closing to occur on or about [xxx], 2012, with subsequent closings expected to occur as of every month-end thereafter.

Shares will be offered at closings for purchase as of the first Business Day of each month or at such other times as determined in the discretion of the Funds’ Board of Trustees (each a “Board” and collectively, “Boards” and each such trustee a “Trustee” and, collectively, “Trustees”). For purposes of this Prospectus, a “Business Day” means any day the New York Stock Exchange is open for business.

Fund Structure	The Feeder Fund is a “feeder” fund within what is known in the investment company industry as a “master-feeder” structure. See “Fund Structure.”
Investment Objective
The Feeder Fund’s investment objective is to seek long-term capital appreciation above equity returns over a full market cycle with volatility that is lower than that of the equity market and returns that demonstrate a low correlation to both traditional equity and fixed income markets. See “Investment Objective”

Investment Strategies
The Feeder Fund attempts to achieve its investment object by investing substantially all of its assets, net of reserves maintained for reasonably anticipated expenses, in the Master Fund. The Master Fund, which has the same investment objective as the Feeder Fund, will seek to achieve its investment objective by placing its capital with a variety of portfolio managers (each a “Portfolio Manager” and collectively, “Portfolio Managers”) who operate mainly as private investment funds or “hedge funds” (each a “Hedge Fund” and collectively, “Hedge Funds”), and employ diverse investment styles and strategies. The Master Fund expects to invest with Portfolio Managers who have proven investment management experience and who invest alongside their clients’ capital. The Master Fund anticipates that the investment strategies employed by the Portfolio Managers selected will include credit, event driven, distressed, global macro, income, long/short equity and relative value/arbitrage strategies (i.e., strategies where returns are not necessarily correlated to traditional stock and bond indices). The Master Fund will seek Portfolio Managers who have a proven investment process and discipline; fundamental, research-driven strategies; returns that are typically generated from both long and short security selection; and a focus on capital preservation. The Master Fund intends to purchase interests in Hedge Funds organized outside the U.S. that are treated as corporations for U.S. tax purposes, and that will generally be treated as passive foreign investment companies (“PFICs”).

Private Advisors will seek to select Hedge Funds that have demonstrated the ability to achieve superior risk adjusted rates of return over multiple market cycles. In selecting Hedge Funds, particular emphasis will be placed on a Portfolio Manager’s performance in periods in which the traditional equity and fixed income markets had negative returns. The Master Fund will seek to diversify its assets among many Portfolio Managers employing varying investment styles and strategies, thereby attempting to reduce the investment risks associated with an investment in any one of the Hedge Funds.

By investing in a diverse group of Hedge Funds, the Master Fund will seek to provide Shareholders with access to the varied skills and expertise of these Portfolio Managers, while at the same time lessening the risks and volatility associated with investing through any single Portfolio Manager. Private Advisors believes that its investment experience and unique network of relationships in the investment management business will give the Master Fund access to Portfolio Managers otherwise unavailable or unknown to most investors. In selecting Hedge Funds for investment, Private Advisors will evaluate the Hedge Funds based on, but not limited to, the following criteria: (a) the investment management experience of the Portfolio Manager; (b) the historical performance of Hedge Funds managed by the Portfolio Manager; (c) the investment style and strategy of the Portfolio Manager, as well as the Portfolio Manager’s ability to apply its investment approach consistently and effectively; (d) the diversification benefits of each Hedge Fund to the overall Master Fund; and (e) the depth and quality of the Portfolio Manager’s organization.

Private Advisors generally will seek to invest with Portfolio Managers that have: (a) a minimum three-year Hedge Fund performance track record, with exceptions for sufficiently compelling opportunities; (b) a performance-based manager compensation structure; (c) provisions for an annual audit of the Hedge Fund by a recognized independent public accounting firm; and (d) the services of a reputable, independent third party administrator.

Private Advisors will review each investment of the Master Fund regularly. While it is the intention of Private Advisors to select Hedge Funds with a view toward long-term investment, changes may be made to reduce or eliminate the Master Fund’s investment in any Hedge Fund if Private Advisors determines that it no longer meets the objectives of the Master Fund. Investments in new Hedge Funds, additions to existing Hedge Funds, and redemptions from existing Hedge Funds may be made at any time, as determined by Private Advisors. See “Investment Program.”

Certain Risk Factors
The Funds’ investment program is speculative and entails substantial risks. There can be no assurance that the Funds’ investment objective or those of the Hedge Funds in which the Master Fund invests will be achieved, and results may vary substantially over time.

The following is a summary of certain risks related to the Funds and the Hedge Funds. It is not complete and you should read and consider carefully the more complete list of risks described below in the Section “Risks Factors” before purchasing Shares. Because the Feeder Fund invests substantially all of its assets in the Master Fund, the risks associated with an investment in the Feeder Fund are substantially the same as the risks associated with an investment in the Master Fund.

•     The Funds are recently organized management investment companies and have no operating history (i) as investment companies registered under the 1940 Act, or (ii) as “master-feeder” funds. An investment in the Feeder Fund is therefore subject to all of the risks and uncertainties associated with operating in such capacities. See “Risk Factors - Risks Related to an Investment in the Funds - No Operating History.”

•     The Funds are “non-diversified” management investment companies. Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of the Funds’ assets that may be invested in the securities of any one issuer. As a result of a large investment in a particular Hedge Fund, losses suffered by such Hedge Fund could result in a larger reduction in the Funds’ NAV than if such capital had been more proportionately allocated among a larger number of Hedge Funds. See “Risk Factors - Risks Related to an Investment in the Funds - Non-Diversified Status.”

•     The Master Fund is subject to management risk because it is actively managed. The investment strategies, practices and risk analysis used by Private Advisors, and in turn the Portfolio Managers, may not produce the desired results. See “Risk Factors - Risks Related to an Investment in the Funds - Management Risk.”

•     The Feeder Fund and the Master Fund intend to elect to be treated and to qualify each year as a “regulated investment company” (“RIC”) under the Internal Revenue Code of 1986, as amended (“Code”).  As a RIC, the Feeder Fund and the Master Fund, respectively, will generally not be subject to corporate level income tax on any income and gains that it timely distributes to Shareholders. To qualify and maintain its status as a RIC, the Feeder Fund and the Master Fund each must, among other things, meet certain source-of-income, asset diversification and annual distribution requirements. If the Feeder Fund or the Master Fund fail to qualify as a RIC for any reason, it will be subject to U.S. federal income tax at regular corporate rates on all of its taxable income and gains. See “Risk Factors – Risks Related to an Investment in the Funds – Risks Related to the Feeder Fund’s and Master Fund’s Status as a RIC and the Master Fund’s Investments in PFICs.”

•     The Funds will be subject to certain risks associated with the Master Fund’s strategy of investing in PFICs. For example, the special rules governing PFICs will require the Master Fund to recognize taxable income without a corresponding receipt of cash. Since the Master Fund will recognize taxable income without a corresponding receipt of cash by reason of investing in PFICs, the Master Fund will have greater difficulty satisfying its annual distribution requirements in order to qualify for taxation as a RIC. See “Risk Factors – Risks Related to an Investment in the Funds – Risks Related to the Funds’ Status as a RIC and the Master Fund’s Investments in PFICs.”

•     The Funds and Hedge Funds each impose management fees and many Hedge Funds may also charge performance-based compensation. In addition to a fixed management fee, Portfolio Managers typically will also be paid or allocated amounts based upon a share of the profits of the Hedge Fund. As a result, the Funds, and indirectly Shareholders, will pay multiple investment management and other service provider fees. See “Risk Factors – Risks Related to an Investment in the Funds - Layering of Expenses.”

•     Legal, tax and regulatory changes could occur that may materially adversely affect the Funds and Hedge Funds. See “Risk Factors – Risks Related to an Investment in the Funds - Legal, Tax and Regulatory Risks.”

•     Interests in Hedge Funds are generally valued based upon values or performance information provided by the Portfolio Managers or their administrators, as the case may be. In addition, these entities may not provide estimates of the value of Hedge Funds, or may do so irregularly, with the result that the values of such investments may be estimated by the Advisors consistent with the Master Fund’s valuation policies and procedures. Certain securities or investments, particularly those for which market quotations may not be readily available, may be difficult to value. A Portfolio Manager is not required to have (i) such securities valued by, or (ii) the valuations prepared by the Portfolio Manager verified by, an independent board or valuation agent, creating a risk of inaccuracy or fraud. See “Risk Factors – Risks Related to an Investment in the Funds - Portfolio Valuation.”

•     The Funds have been established as closed-end management investment companies designed primarily for long-term investors and are not intended to be trading vehicles. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV. Shareholders will have no right to have their Shares redeemed or, because the Funds are not an “interval funds” within the meaning of Rule 23c-3 under the 1940 Act, repurchased by the Funds at any time. While the Funds expect to offer to repurchase shares from time to time, no assurance can be given that these repurchases will occur as scheduled or at all because repurchases will be conducted at the sole discretion of the Board. See “Risk Factors – Risks Related to an Investment in the Funds - Liquidity of Shares.”

•     The Master Fund may be subject to initial lock-up periods by certain Hedge Funds, beginning from the time of its initial investment in those Hedge Funds. In addition, certain Hedge Funds may at times elect to suspend completely or limit withdrawal rights for an indefinite period of time in response to market turmoil or other adverse conditions. The Feeder Fund may need to suspend or postpone repurchase offers if the Master Fund is not able to dispose of its interests in Hedge Funds in a timely manner. See “Risk Factors – Risks Related to an Investment in the Funds - Liquidity of Shares.”

•     There will be a substantial period of time between the date as of which Shareholders must accept the Feeder Fund’s offer to repurchase its Shares, and the date such Shareholders can expect to receive payment for their Shares from the Feeder Fund. During this period investors will be subject to the risk that the Feeder Fund becomes unable to meet its obligations. Shareholders whose Shares are accepted for repurchase bear the risk that the Feeder Fund’s NAV may fluctuate significantly between the time that they accept the Feeder Fund’s offer to repurchase its Shares and the date as of which such Shares are valued for purposes of such repurchase. See “Risk Factors – Risks Related to an Investment in the Funds - Repurchases of Shares.”

•     The Hedge Funds may invest in, among other investments, commodities, convertible securities, debt securities, derivatives, distressed debt, equity securities, exchange traded funds, foreign securities, forward contracts, futures, high yield securities, illiquid investments, mortgage-backed and asset-backed securities, options, private equity, real estate, reverse repurchase agreements and swaps. The Hedge Funds may also engage in foreign currency and hedging transactions, short sales and securities lending. The Hedge Funds may use a considerable amount of leverage, short selling and concentrate their respective portfolios. The use of such investments and techniques may be an integral part of a Hedge Fund’s investment strategy, and may increase the risks of the Funds. Moreover, it is possible that the Hedge Funds will use other investments not described herein, and any such investments will be subject to their own particular risks. For a discussion of these and other investments that are expected to be used by the Hedge Funds, see “Risk Factors – Risks Related to the Types of Investments Utilized by the Hedge Funds.”

•     Certain Portfolio Managers will seek to utilize specialized investment strategies. There can be no assurance that any Portfolio Manager will have success in achieving their investment goals and practices.  The Funds anticipate that the investment strategies employed by the Portfolio Managers will include credit, event driven, distressed, global macro, income, long/short equity and relative value/arbitrage strategies. It is possible that the Hedge Funds will engage in an investment strategy not described herein, and any such investment strategy will be subject to its own particular risks. See “Risk Factors – Risks Related to the Investment Strategies of the Hedge Funds.”

•     Hedge Funds generally are not registered as investment companies under the 1940 Act, and Portfolio Managers may not be registered as investment advisers under the Investments Advisers Act of 1940, as amended (“Advisers Act”). See “Risk Factors – Risks Related to the Management and Operations of the Hedge Funds – Registration Under the 1940 Act and Advisers Act.”

•     The Master Fund may hold its interest in a Hedge Fund in non-voting form. This limitation on owning voting interests is intended to ensure that a Hedge Fund is not deemed an “affiliated person” of the Master Fund for purposes of the 1940 Act, which may, among other things, potentially impose limits on transactions with the Hedge Fund, both by the Master Fund and other clients of the Advisors. To limit its voting interests in certain Hedge Funds, the Master Fund may (i) purchase non-voting interests in Hedge Funds, or (ii) enter into contractual arrangements under which the Master Fund irrevocably waives its rights (if any) to vote its interests in a Hedge Fund. To the extent the Master Fund (i) holds non-voting interests, or (ii) contractually foregoes the right to vote its interests in a Hedge Fund, the Master Fund will not be able to vote on matters that require the approval of the interest holders of the Hedge Fund, including matters that may be adverse to the Master Fund’s interests. This restriction could diminish the influence of the Master Fund in a Hedge Fund, as compared to other investors in the Hedge Fund, and could adversely affect the Master Fund’s investment in the Hedge Fund, which could result in unpredictable and potentially adverse effects on the Funds. See “Risk Factors – Risks Related to the Management and Operations of the Hedge Funds – Non-Voting Securities.”

•     Hedge Funds (i) may be or may become illiquid, (ii) their marketability may be restricted, and (iii) the realization of investments from them may take a considerable time and/or be costly. Hedge Funds may have restrictions that allow redemptions only at specific infrequent dates with considerable notice periods, and apply lock-ups and/or early withdrawal fees. The Master Fund’s investments in a Hedge Fund could depreciate in value during the time a redemption is delayed, and the Master Fund would be precluded from redeploying its capital to more advantageous investment opportunities. Hedge Funds also may be able to divide their portfolio assets into liquid and illiquid pools of assets and distribute the illiquid securities or interests in the illiquid securities to the Master Fund. Therefore, it may be difficult for the Master Fund to sell or realize its investments in the Hedge Funds in whole or in part. See “Risk Factors – Risks Related to the Management and Operations of the Hedge Funds – Limited Liquidity of Hedge Funds.”

•     Private Advisors will request information from Portfolio Managers regarding their historical performance and investment strategy. Private Advisors will also monitor the performance of underlying investments on a continuing basis as such information is made available to Private Advisors by the Portfolio Managers. However, Private Advisors may not always be provided with such information because certain of this information may be considered proprietary information by a particular Portfolio Manager or for other reasons. This lack of access to independent information is a significant investment risk. Furthermore, NAVs received by, or on behalf of, the Master Fund from each Portfolio Manager will typically be estimates only, subject to revision through the end of each Hedge Fund’s annual audit, which may occur on a date other than the Funds’ fiscal year-end. See “Risk Factors - Risks Related to the Management and Operations of the Hedge Funds - Access to Information from Portfolio Managers.”

•     Certain Portfolio Managers may engage in other forms of related and unrelated activities in addition to advising Hedge Funds. They may also make investments in securities for their own account. In addition, certain of the Portfolio Managers may engage affiliated entities to furnish brokerage services to Hedge Funds and may themselves provide market making services, including acting as a counterparty in stock and over-the-counter transactions. As a result, in such instances, the choice of broker, market maker or counterparty made by a Hedge Fund and the level of commissions or other fees paid for such services (including the size of any mark-up imposed by a counterparty) may not have been made at arm’s length. See “Risk Factors - Risks Related to the Management and Operations of the Hedge Funds - Potential Conflicts of Interests Involving Portfolio Managers.”

•     Under arrangements between the Hedge Funds and their prime brokers or custodians, the prime brokers and custodians generally will have the right to (i) identify as collateral, (ii) rehypothecate, or (iii) otherwise use for their own purposes assets held by them for the Hedge Funds. Legal and beneficial title to such assets may therefore be transferred to the relevant prime broker and custodian. Hedge Funds may therefore be adversely affected by the insolvency of a prime broker or custodian. See “Risk Factors - Risks Related to the Management and Operations of the Hedge Funds - Prime Brokers and Custodians.”

•     Portfolio Managers may receive compensation calculated by reference to the performance of the Hedge Funds managed by them. Such compensation arrangements may create an incentive to make investments that are riskier or more speculative than would be the case if such arrangements were not in effect. Such compensation may be based, in part, on unrealized appreciation and there is generally no obligation to repay any such compensation if the investments subsequently decline in value. See “Risk Factors - Risks Related to the Management and Operations of the Hedge Funds - Performance Fees and Management Fees.”

Board of Trustees	The Board has overall responsibility for monitoring and overseeing the Funds’ investment program and their management and operations. See “Management of the Funds – Board of Trustees.”

Investment Manager and Subadvisor
New York Life Investments administers the Funds’ business affairs, and manages the investment operations of the Funds and the composition of the Funds’ portfolio, subject to the supervision of the Board. New York Life Investments, a Delaware limited liability company, commenced operations in April 2000, and is an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). As of [   ], 2012, New York Life Investments and its affiliates managed approximately $[   ] billion in assets.

Private Advisors serves as the Funds’ subadvisor. Subject to policies adopted by the Board, Private Advisors (i) manages the day-to-day investment operations of the Funds, (ii) seeks investment opportunities for the Master Fund, and (iii) monitors the performance of and makes investment and trading decisions with respect to the Master Fund’s investment portfolio.

Private Advisors, a Virginia limited liability company, commenced operations in January 1998, and is an affiliate of New York Life Investments. Private Advisors serves as general partner or investment manager to several domestic and off-shore private equity and hedge funds-of-funds that employ a wide variety of investment strategies. As of [   ], 2012, Private Advisors and its affiliates managed approximately $[   ] billion in assets.

New York Life Investments and Private Advisors are registered as investment advisers under the Advisers Act.

In consideration of the management services provided by New York Life Investments to the Master Fund, the Master Fund pays New York Life Investments a management fee of [xxx]% per year (“Management Fee”), payable monthly at the rate of 1/12 of [xxx]% of the Master Fund’s month end NAV, before giving effect to repurchases or the Repurchase Fee (as defined below), but after giving effect to the Master Fund’s other expenses. New York Life Investments will pay a portion of the Management Fee it receives from the Master Fund (net of any fee waiver or expense reimbursement arrangements) to Private Advisors for the provision of its subadvisory services.

The Feeder Fund will not pay a management fee to New York Life Investments so long as the Feeder Fund remains in the “master-feeder” structure, and invests substantially all of its assets, net of reserves maintained for reasonably anticipated expenses, in the Master Fund. See “Summary of Feeder Fund Expenses” and “Management of the Funds - Investment Manager and Subadvisor.”

Administrator
[xxx] (“Administrator”) has been appointed by the Funds to provide certain administrative, accounting, transfer agency and investor services to the Funds.  Fees payable to the Administrator for these services, and reimbursement for the Administrator’s out-of-pocket expenses, are paid by the Funds. See “Management of the Funds - Administrator.”

Custodian	[xxx] (“Custodian”) will serve as the custodian of the Funds. See “Management of the Funds - Custodian.”
Distribution Arrangements
The Feeder Fund has entered into a Distribution Agreement (“Distribution Agreement”) with NYLIFE Distributors LLC (“Distributor”), an affiliate of the Advisors, to provide for distribution of Shares. The Distributor may engage various brokers, dealers, banks and other financial intermediaries (each a “Financial Intermediary” and collectively, “Financial Intermediaries”) to sell Shares. Financial Intermediaries that sell Shares may impose fees, terms and conditions on investor accounts and investments in the Feeder Fund that are in addition to the terms and conditions imposed by the Feeder Fund. Any fees, terms and conditions imposed by the Financial Intermediaries may affect or limit an investor’s ability to subscribe for Shares or tender Shares for repurchase or otherwise transact business with the Feeder Fund.

The Feeder Fund has adopted a Shareholder Services Plan (“Services Plan”). Under the terms of the Services Plan, the Feeder Fund is authorized to pay to New York Life Investments, its affiliates, or the Financial Intermediaries, as compensation for services rendered to Shareholders, a shareholder service fee at the rate of 0.75% on an annualized basis of the Feeder Fund’s average daily net assets. Pursuant to the Services Plan, the Feeder Fund may pay for Shareholder services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing subscription and repurchase orders, communicating periodically with Shareholders and assisting Shareholders who have questions or other needs relating to their account. Because service fees are ongoing, over time they will increase the cost of an investment in the Feeder Fund and may cost more than certain types of sales charges.

In addition, New York Life Investments or its affiliates may pay, out of their own assets, additional compensation to Financial Intermediaries in connection with the placement of Shares or the servicing of Shareholder accounts. See “Plan of Distribution.”

Eligibility
The Feeder Fund intends to sell Shares only to prospective investors who meet the definition of “accredited investor” as defined in Regulation D under the Securities Act (“Eligible Investors”).  Investors who are “accredited investors,” as defined in Regulation D, are generally persons having an individual income in excess of $200,000 in each of the two most recent fiscal years or joint income with that person’s spouse in excess of $300,000 in each of those years and having a reasonable expectation of reaching the same income level in the current year; individuals having a net worth of at least $1 million (excluding the value of that individual’s primary residence) or entities having total assets of at least $5 million, or entities all of whose beneficial owners are themselves accredited investors.  Existing Shareholders subscribing for additional Shares must be Eligible Investors at the time of each additional subscription.  Each prospective investor is required to certify as to such investor’s qualification as an Eligible Investor. See “Eligible Investors.”

Purchasing Shares
Shares are offered at a price equal to their NAV per Share, plus a sales load, and may be purchased on the first Business Day of each calendar month (“Shareholder Date”), except that the Feeder Fund may offer Shares more or less frequently as determined by the Board.  Financial intermediaries may waive the sales load for their customers who participate in wrap fee programs or have other fee-based arrangements with the Financial Intermediary.

The minimum initial investment from each investor is $50,000, and minimum subsequent subscriptions are $10,000. The Feeder Fund may accept subscriptions for lesser amounts in the discretion of the Advisors. A Financial Intermediary may establish higher minimum investment requirements than the Feeder Fund. Shares are being offered only to investors that meet all requirements to invest in the Feeder Fund.  The Feeder Fund reserves the right to reject any subscription for Shares, and the Feeder Fund may, in its sole discretion, suspend subscriptions for Shares at any time and from time to time.

An investor’s subscription for Shares is irrevocable by the investor, and will generally require the investor to maintain its investment in the Feeder Fund until such time, if any, as the Feeder Fund repurchases the Shares in a tender offer.  The Board may, in its discretion, cause the Feeder Fund to repurchase all of the Shares held by a Shareholder if the total value of the Shareholder’s Shares, as a result of repurchase or transfer by the Shareholder, is less than $[xxx] (or any lower amount equal to the Shareholder’s initial subscription amount) or for other reasons as determined by the Board.

In order to subscribe for Shares, an investor must complete and provide for the delivery of a completed subscription agreement to the Feeder Fund or Financial Intermediary through which such investor is subscribing for Shares at least five Business Days prior to the Shareholder Date or by such other date as determined by the Feeder Fund in its discretion and communicated to the investor.  A Shareholder generally may subscribe for additional Shares by completing an additional subscription agreement, unless otherwise determined by the Advisors. All purchases are subject to immediately available funds in the full amount of the purchase being available in an investor’s account with its Financial Intermediary at least two Business Days prior to the applicable Shareholder Date or such other date as the Feeder Fund may determine in its discretion and communicated to investors (“Subscription Date”).  Any amounts received in advance of the initial or subsequent purchases of Shares are placed in a non-interest-bearing account with the [xxx] prior to their investment in the Fund, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended. At the close of business on the Subscription Date, the Feeder Fund will either accept or reject an investor’s subscription and, if accepted, the investor’s subscription amount will be credited to the Feeder Fund’s account. An investor, however, will not become a Shareholder of the Feeder Fund and will have no other rights (including, without limitation, any voting rights) until the Shareholder Date.  An investor will become a Shareholder of the Feeder Fund, and begin to participate in the Feeder Fund’s returns, on the Shareholder Date.  See “Purchasing Shares.”

Transfer and Transfer Restrictions
The Feeder Fund is a closed-end management investment company. Shareholders will not have the right to redeem their Shares. In addition, there is no public market for Shares and none is expected to develop. The Feeder Fund will not list its Shares on a stock exchange or similar market. With very limited exceptions, Shares are not transferable and liquidity for investments in Shares may be provided only through periodic tender offers, if any, by the Feeder Fund, as described below. The Feeder Fund, however, is not an “interval fund” within the meaning of Rule 23c-3 under the 1940 Act.

A Shareholder may not directly or indirectly pledge, assign, sell, hypothecate, exchange, transfer or otherwise dispose of legal or beneficial ownership (including without limitation any swap, structured note or any other derivative transaction) of all or any of its Shares, including, without limitation, any portion of a Share (such as a right to distributions), to any person (collectively a “Transfer” and each a “Transferee”), except for a Transfer that is effected solely by operation of law as the result of the death, divorce, bankruptcy, insolvency, adjudication of incompetence, dissolution, merger, reorganization or termination of such Shareholder or otherwise or a Transfer that is effected with the express written consent of the Board, which consent may be withheld in its sole and absolute discretion. Any permitted Transferee will be bound by the Declaration of Trust and the agreements contained in the Subscription Agreement without any action on their part.  No assignee, purchaser or Transferee may be admitted as a substitute Shareholder, except with the written consent of the Board, which consent may be given or withheld in its sole and absolute discretion.  Any Transferee who has obtained Shares by operation of law as described above must submit written documentation that adequately evidences such death, divorce, bankruptcy, insolvency, adjudication of incompetence, dissolution, merger, reorganization or termination of such Shareholder having taken place, and the determination as to the adequacy of such documentation may be made by the Board in its sole and absolute discretion.  In this regard, the Board may refuse to admit a Transferee who has obtained such Shares by operation of law as described above as a substitute shareholder of the Feeder Fund and may effect a compulsory repurchase of such Shares in accordance with the terms of the Declaration of Trust. Notwithstanding the foregoing, the Declaration of Trust permits Shareholders to hold Shares in a collateral account with a Financial Intermediary.

Any Transfer made or purported to be made that is in violation of the Declaration of Trust shall be void and of no effect. To the extent any Shareholder, transferee or successor Shareholder is purported to have transferred any economic interest in the Feeder Fund in violation of the Declaration of Trust, the Feeder Fund shall not recognize such action and the Board may terminate all or any part of the Shares of such Shareholder, transferee or successor Shareholder at no value or such value as the Board determines in its sole and absolute discretion, and the Shareholder, transferee or successor Shareholder will forfeit all or such portion of its Shares in connection with such termination as determined by the Advisor in connection therewith.  An investment in the Feeder Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment. See “Eligible Investors,” “Purchasing Shares” and “Repurchases of Shares.”

Repurchases of Shares
No Shareholder or other person holding Shares acquired from a Shareholder will have the right to require the Feeder Fund to redeem Shares. However, the Feeder Fund may from time to time offer to repurchase Shares from Shareholders in accordance with written tenders by Shareholders at those times, in those amounts, and on such terms and conditions as the Board may determine in its sole discretion. Each tender offer may be limited and will generally apply to up to 20% of the net assets of the Feeder Fund at that time. If a tender offer is oversubscribed by Shareholders, the Feeder Fund may decide to repurchase only a pro rata portion of the Shares tendered by each Shareholder. In determining whether the Feeder Fund should offer to repurchase Shares from Shareholders, the Board will consider the recommendations of the Advisors as to the timing of such an offer, as well as a variety of operational, business and economic factors.  The Advisors currently expect that they will generally recommend to the Board that the Feeder Fund offer to repurchase Shares from Shareholders quarterly on the last Business Day of March, June, September and December, beginning on the last Business Day of [xxx] in [xxx]. However, the Feeder Fund is not required to conduct tender offers and may be less likely to conduct tenders during periods of exceptional market conditions or when the Hedge Funds suspend redemptions. The Feeder Fund will require that each tendering Shareholder tender a minimum of $[xxx] worth of Shares, subject to the Board’s ability to permit a Shareholder to tender a lesser amount in its discretion.

In order to finance the repurchase of Shares, the Feeder Fund will need to redeem a portion of its shares from the Master Fund. Similar to the Feeder Fund, shareholders in the Master Fund do not have the right to require the Master Fund to redeem its shares. In this regard, the Feeder Fund will not be able to conduct a repurchase of Shares unless the Master Fund simultaneously conducts a repurchase of its shares. The Board expects that the Master Fund will repurchase shares on the same schedule as the Feeder Fund in order to permit the Feeder Fund to meet its obligations under any repurchase offers. However, there can be no assurance that the Master Fund will, in fact, decide to repurchase shares. The Feeder Fund cannot repurchase shares having a value in excess of the corresponding repurchase offer made by the Master Fund. The Master Fund will conduct its repurchase offers, if any, to all of its investors, including the Feeder Fund, on the same terms, and this feature may affect the size of the Master Fund’s offer to repurchase shares, and its ability to repurchase shares of the Feeder Fund.

A 5.0% early repurchase fee will be assessed to any Shareholder that tenders his or her Shares to the Feeder Fund prior to the Business Day immediately preceding the one-year anniversary of the Shareholder’s purchase of the respective Shares (“Repurchase Fee”). The Repurchase Fee would apply separately to each purchase of Shares made by a Shareholder. For example, if a Shareholder purchases Shares in January of year 1 and then purchases additional interests in December of year 1, such Shareholder would be subject to an early repurchase fee on the additional Shares purchased in December of year 1 until December of year 2. The purpose of the Repurchase Fee is to, among other things, discourage short-term investments, which are generally disruptive to the Funds’ investment program.

The Feeder Fund may repurchase Shares, or any portion of them, from a Shareholder or any person acquiring Shares from or through a Shareholder, without consent or other action by the Shareholder or other person under certain prescribed conditions set forth under “Repurchase of Shares.” See “Repurchase of Shares.”

Taxation
The Feeder Fund and the Master Fund intend to elect to be treated and to qualify each year as a regulated investment company RIC under Subchapter M of the Code. As a RIC, the Feeder Fund and the Master Fund, respectively, generally will not have to pay corporate level U.S. federal income taxes on any ordinary income (or capital gains, if any) that the Feeder Fund and the Master Fund, respectively, distributes to holders of Shares as dividends for U.S. federal income tax purposes. To qualify as a RIC, the Feeder Fund and the Master Fund each must, among other things, meet certain source-of-income, asset diversification, and distribution requirements. In general, all dividends paid by the Feeder Fund and the Master Fund will be taxed as ordinary income subject to the highest marginal U.S. federal income tax rates.  Thus, dividends from the Feeder Fund and the Master Fund will not be eligible for any of the reduced or favorable U.S. federal income tax rates applicable to capital gain dividends or “qualified dividend income” and will not be eligible for the dividends received deduction for corporations. In addition, because (i) the Master Fund anticipates that substantially all of the Hedge Funds in which it invests will be treated as PFICs, and (ii) the Master Fund will recognize taxable income (or loss) on a mark-to-market (i.e., deemed sale) basis in respect of its PFIC shares, Shareholders will generally receive ordinary income distributions in respect of their Shares each year if and to the extent the Master Fund has any appreciation in any of its PFIC shares at the end of a taxable year of the Master Fund regardless of whether the Master Fund has actually sold any of its PFIC shares. It is anticipated that the amount of such distributions could exceed the net appreciation in the value of the Master Fund’s investments in such year. See “Certain Tax Considerations.”

Distribution Policy
The Feeder Fund intends to distribute all of its net investment income to Shareholders each calendar year (“Annual Distribution”).  Annual Distributions will be made to each Shareholder pro rata based on the number of Shares held by such Shareholder and will be net of Fund expenses. To maintain its qualification as a RIC, the Feeder Fund is required to distribute for each taxable year at least 90% of its net investment income. All net realized capital gains, if any, will be distributed at least annually to Shareholders.  Shares are issued and outstanding from the initial closing date (or other date on which Shares are issued by the Feeder Fund) to the date, if any, on which such Shares are repurchased by the Feeder Fund. See “Annual Distributions.”

Employee Benefit Plans and Other Tax-Exempt Investors
Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt investors, including employee benefit plans, individual retirement accounts (“IRAs”) and Keogh Plans (each, a tax-exempt entity), generally are eligible to subscribe for Shares. The Feeder Fund’s assets will not be deemed to be “plan assets” for purposes of ERISA. See “ERISA Considerations.”

Shareholder Reports
The Feeder Fund will furnish Shareholders, as soon as practicable after the end of each taxable year, information on Form 1099 as is required by law to assist the Shareholders in preparing their tax returns. The Feeder Fund also prepares and transmits to Shareholders an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. See “Reports to Shareholders.”

Term	The Feeder Fund’s term is perpetual unless the Feeder Fund is otherwise terminated under the terms of the Declaration of Trust.
Fiscal Year	For accounting purposes, the Feeder Fund’s fiscal year is the 12-month period ending on March 31.

SUMMARY OF FEEDER FUND EXPENSES

The following table illustrates the fees and expenses that the Feeder Fund expects to incur and that Shareholders can expect to bear directly or indirectly.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)(1)	3.00%
Maximum Early Repurchase Fee (as a percentage of amount redeemed)(\2)	5.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fee (to New York Life Investments as a percentage of the Master Fund’s daily net assets)(3)	%
Other Expenses	%
Shareholder Servicing Fee(4)
Other Feeder Fund Expense(5)
Total Other Expenses
Acquired Fund Fees and Expenses(6)	%
Total Annual Fund Operating Expenses	%
Waivers / Reimbursements(7)	%
Total Annual Fund Operating Expenses After Waivers / Reimbursements	%

(1)
Financial Intermediaries may charge a sales load of up to 3.00% for their services in conjunction with the distribution of Shares. The maximum sales charge of 3.00% will be charged for purchases of less than $249,000.  A sales charge of 2.00% will be charged for purchases of $250,000 or more, but less than $999,999.  A sales charge of 1.00% will be charged for purchases of $1,000,000 or more, but less than $4,999,999.  A sales charge of 0.50% will be charged for purchases of $5 million or more.

(2)
A 5.0% early repurchase fee will be assessed to any Shareholder that tenders his or her Shares to the Feeder Fund prior to the Business Day immediately preceding the one-year anniversary of the Shareholder’s purchase of the respective Shares. See “Repurchases of Shares.”

(3)
The “Management Fee” reflects the expenses of both the Feeder Fund and the Master Fund. As a contractual matter, the Feeder Fund will not directly pay a management fee to New York Life Investments so long as the Feeder Fund remains in the “master-feeder” structure, and invests substantially all of its assets, net of reserves maintained for reasonably anticipated expenses, in the Master Fund; however, the Feeder Fund's Shareholders will bear an indirect share of the Master Fund’s annualized management fee of [xxx]% of the Master Fund’s average net assets, through its investment in the Master Fund. See “Management of the Funds – “Management Agreement and Subadvisory Agreement

(4)
Pursuant to a Shareholder Services Plan, the Feeder Fund is authorized to pay to New York Life Investments, its affiliates, or the Financial Intermediaries, as compensation for services rendered to Shareholders, a shareholder service fee at the rate of 0.75% on an annualized basis of the Feeder Fund’s average daily net assets.

(5)
“Other Expenses” are estimated for the current fiscal year and include professional fees and other expenses that the Feeder Fund will bear directly, including, but not limited to, fees and expenses paid to the Administrator and Custodian.

(6)
In addition to the Feeder Fund’s direct expenses, the Feeder Fund bears a pro rata share of the Master Fund’s expenses, which include the Master Fund’s pro rata share of the expenses of the Hedge Funds. The Acquired Fund Fees and Expenses include the operating expenses and performance-based compensation of the Hedge Funds in which the Master Fund invests. The operating expenses of the Hedge Funds generally consist of management fees, administration fees, professional fees (i.e., audit and legal fees), and other operating expenses. The agreements related to investments in Hedge Funds provide for compensation to the Portfolio Managers and/or Hedge Funds’ managers/general partners in the form of management fees generally ranging from 1.0% to 3.0% annually of net assets and performance-based compensation generally ranging from 10% to 30% of net profits earned. Fees and expenses of Hedge Funds are based on historic fees and expenses. Future Hedge Funds’ fees and expenses may be substantially higher or lower because certain fees are based on the performance of the Hedge Funds, which may fluctuate over time. Acquired Fund Fees and Expenses are estimated for the current fiscal year based on [xxx] financial information, and such fees and expenses may change substantially over time.

(7)
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and Acquired (Underlying) Fund Fees and Expenses) do not exceed [xxx]% of its average daily net assets. This agreement expires on [xxx], and may only be amended or terminated prior to that date by action of the Board.

The purpose of the table below is to assist prospective investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. For more detailed information on the various direct fees and expenses of the Feeder Fund, see “Management of the Funds - “Management Agreement and Subadvisory Agreement,” “Management of the Funds - “Administrator” and “Purchases of Shares.” The examples below are based on the fees and expenses set out above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Different rates of return than that used in the Examples could increase certain fees and expenses paid by the Feeder Fund.

1 YEAR	3 YEARS
$	$

THE FEEDER FUND

Private Advisors Alternative Strategies Fund (“Feeder Fund”) is a recently organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Feeder Fund was organized on December 15, 2011, as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust (“Declaration of Trust”) dated December 14, 2011. As a newly organized entity, the Feeder Fund has no operating history. The Feeder Fund’s principal office is located at 51 Madison Avenue, New York, NY 10010, and its telephone number is (212) 576-7000.

The Feeder Fund invests substantially all of its assets, net of reserves maintained for reasonably anticipated expenses, in Private Advisors Alternative Strategies Master Fund (“Master Fund”), which is a recently organized Delaware statutory trust registered under the 1940 Act, as a non-diversified, closed-end management investment company.

References herein to “Funds” shall refer collectively to the Feeder Fund and the Master Fund.

New York Life Investment Management LLC (“New York Life Investments”) serves as the Funds’ investment manager. New York Life has in turn delegated its portfolio management responsibilities to Private Advisors LLC (“Private Advisors” and together with New York Life Investments, “Advisors”).

THE OFFERING

The Feeder Fund offers and sells shares of beneficial interest (each a “Share” or “Shares”) to eligible investors (each such eligible investor, a “Shareholder” and, collectively “Shareholders”). Shares are registered under the Securities Act of 1933, as amended (“Securities Act”), but are subject to substantial limits on transferability and resale.

Generally, Shares will be continuously offered on a monthly basis at a price equal to their then current net asset value (“NAV”) per Share. The minimum initial subscription for Shares in the Feeder Fund is $50,000, and the minimum subsequent subscriptions are $10,000. The Feeder Fund may accept subscriptions for lesser amounts in the discretion of the Advisors.

Although the Shares will be registered under the Securities Act, Shares will be sold only to “accredited investors” as defined in Regulation D under the Securities Act.  Shares will be offered for purchase as of the first Business Day of each month or at such other times as determined in the discretion of the Funds’ Board of Trustees (each a “Board” and collectively, “Boards” and each such trustee a “Trustee” and, collectively, “Trustees”). For purposes of this Prospectus, a “Business Day” means any day the New York Stock Exchange is open for business. All references to Business Day herein shall be based on the time in New York City.  Although the Feeder Fund may offer to repurchase Shares quarterly, subject to the discretion of the Board, Shares will not be redeemable at an investor’s option nor will they be exchangeable for shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his or her Shares in a timely manner or at all. Shares are appropriate only for those investors who do not require a liquid investment and who are aware of the risks involved in investing in the Feeder Fund.

USE OF PROCEEDS

The Advisors currently anticipate that the net proceeds of the offering of Shares, excluding the amount of any Sales Charge and the payment of expenses, are expected to be invested by the Master Fund, in accordance with the investment objective and strategies of the Feeder Fund as soon as practicable after each monthly closing of such offering, subject to market conditions and availability of suitable investment opportunities. During periods of adverse market conditions in the securities markets, as determined by the Advisors, the Feeder Fund may temporarily invest all or any portion of its assets in cash, short-term debt securities or money market securities. At times when the Feeder Fund assumes a defensive position, it will not pursue its investment objective. The Feeder Fund also may invest in cash, short-term debt securities or money market securities for liquidity purposes.

FUND STRUCTURE

The Feeder Fund is a specialized investment vehicle that combines many of the features of an investment company not registered under the 1940 Act, often referred to as a “private investment fund,” or a “hedge fund,” with those of a registered closed-end investment fund. The Feeder Fund is similar to a private investment fund in that it will be actively managed through the Master Fund and Shares will be sold in relatively large minimum denominations solely to certain Eligible Investors (defined herein). In addition, Portfolio Managers of the underlying Hedge Funds will typically be entitled to receive performance-based compensation. Unlike many private investment funds, however, the Feeder Fund, as a registered closed-end investment company, can offer Shares without limiting the number of Eligible Investors that can participate in its investment program. The structure of the Feeder Fund is designed to permit sophisticated investors that desire to invest in a portfolio of private investment funds to do so without making the more substantial capital commitment that would normally be required to invest directly in multiple private investment funds and without subjecting the Feeder Fund to the limitations on the number of investors faced by many of those private investment funds.

The Feeder Fund is a “feeder” fund within what is known in the investment company industry as a “master-feeder” structure. Within this structure the Feeder Fund will invest all or substantially all its investable assets in the Master Fund. The Master Fund and the Feeder Fund are each non-diversified, closed-end management investment companies. The Feeder Fund’s investment objective is the same as the Master Fund’s investment objective. In addition, the Master Fund will accept investments from other institutional investors, such as, among others, certain financial institutions, endowments, foundations, government entities or corporations investing on their own behalf. The Master Fund may in the future accept investments from other funds and investors. The “master-feeder” structure is shown below.

INVESTMENT PROGRAM

Investment Objective

The investment objective of the Feeder Fund is to seek long-term capital appreciation above equity returns over a full market cycle with volatility that is lower than that of the equity market and returns that demonstrate a low correlation to both traditional equity and fixed income markets. The Feeder Fund cannot guarantee that its investment objective will be achieved or that the Master Fund’s portfolio allocation and risk monitoring strategies will be successful and investors may lose the entire value of their investment in the Feeder Fund.

Except as otherwise stated in the Prospectus, the Statement of Additional Information (“SAI”) of the Feeder Fund, or the Declaration of Trust, the investment objective, investment program, strategies, policies and restrictions of the Feeder Fund are not fundamental and may be changed by the Board without the Shareholder approval.

General

The Feeder Fund attempts to achieve its investment objective by investing substantially all of its assets, net of reserves maintained for reasonably anticipated expenses, in the Master Fund. The Master Fund, which has the same investment objective as the Feeder Fund, seeks to achieve its investment objective by placing its capital with a variety of portfolio managers (each a “Portfolio Manager” and collectively, “Portfolio Managers”) who operate mainly as private investment funds or “hedge funds” (each a “Hedge Fund” and collectively, “Hedge Funds”), and employ diverse investment styles and strategies. The Master Fund expects to invest with Portfolio Managers who have proven investment management experience and who invest alongside their investors’ capital.

Private Advisors will seek to select Portfolio Managers that have demonstrated the ability to achieve superior risk-adjusted rates of return during multiple market cycles. Particular emphasis will be placed on Portfolio Manager performance in periods in which the equity and bond markets are negative.

Hedge Funds generally accept money only from institutional accounts and wealthy individual investors, and require a minimum investment that is in excess of the amount many individuals are able or willing to invest on their own. By investing in a diverse group of Hedge Funds, the Master Fund will seek to provide Shareholders with access to the varied skills and expertise of these Portfolio Managers, while at the same time reducing the risks and volatility associated with investing through any single Portfolio Manager. Private Advisors believes that its investment experience and unique network of relationships in the investment management business will give the Master Fund access to Portfolio Managers otherwise unavailable or unknown to most investors.

Investment Strategies of Portfolio Managers

The Master Fund is structured as a multi-manager hedge fund-of-funds investment vehicle. The Master Fund anticipates that the investment strategies employed will include credit, event driven, distressed, global macro, income, long/short equity and relative value/arbitrage strategies (i.e., strategies where the Portfolio Manager seeks returns that are not necessarily correlated to traditional stock and bond indices).

In implementing these strategies, the Portfolio Managers may acquire positions in a wide variety of securities and other financial instruments, including but not limited to equity securities, debt securities, convertible securities, commodities, futures and options. By diversifying its assets among multiple Portfolio Managers employing varying styles and strategies, the investment risks associated with an investment in any one of the Hedge Funds may be reduced.

In selecting Hedge Funds for investment, Private Advisors will evaluate the Hedge Funds based on, but not limited to, the following criteria: (a) the investment management experience of the Portfolio Manager; (b) the historical performance of Hedge Funds managed by the Portfolio Manager; (c) the investment style and strategy of the Portfolio Manager, as well as the Portfolio Manager’s ability to apply its investment approach consistently and effectively; (d) the diversification benefits of each Hedge Fund to the overall Fund; and (e) the depth and quality of the Portfolio Manager’s organization.

Private Advisors generally will seek to invest with Portfolio Managers that have: (a) a minimum three-year Hedge Fund performance track record, with exceptions for sufficiently compelling opportunities; (b) a performance fee-based manager compensation structure; (c) provisions for an annual audit of the investment fund by a recognized independent public accounting firm; and (d) the services of a reputable, independent third party administrator.

By seeking to invest in Hedge Funds that employ a variety of investment styles and strategies, the Master Fund seeks to produce returns that are less volatile than the overall equity market (although no such assurances can be made). The expectation is that over time, the Master Fund will perform well in rising equity markets and protect capital in falling equity markets (although, again, no such assurances can be made).

Following is a summary of some of the investment strategies expected to be employed by the Portfolio Managers.

Event driven strategies may include (but are not limited to) distressed corporate, distressed mortgage, event equity, equity restructuring and trade claims as described below.

▪
Distressed Corporate: Portfolio Managers seek to purchase securities (typically debt) of companies experiencing financial or operating difficulties due to excessive debt burdens or temporary liquidity problems.  Often these companies are in or about to enter bankruptcy. Understanding the complexities of the bankruptcy process allows experienced distressed Portfolio Managers to profit by buying the securities at a deep discount to intrinsic value.

▪
Distressed Mortgage: The strategy includes investments in tranches of mortgage-backed securities that are trading at a deep discount to their fundamental value.  Managers make this assessment via intensive loan level credit research and understanding of the detailed structures of these securities. Some Portfolio Managers that execute this strategy purchase deeply discounted “whole loans,” which are unsecuritized pools of mortgage loans. These Portfolio Managers own or partner with a special servicer to work directly with delinquent borrowers to mitigate losses on the loan pool by modifying terms, executing property sales or pursuing foreclosure in an attempt to recover more than the discounted price paid for the pools.

▪
Equity Restructuring:  The strategy represents investments in the discounted securities of a given company that have been converted into equity in the bankruptcy process and stand to benefit from a turnaround in the business.  These investments often originate as distressed debt investments.

▪
Event Equity: This strategy involves a long and short fundamental approach to equity investments that have a visible catalyst that can enhance value in a short to intermediate term horizon.  Situations can also offer underpriced positive optionality.  These Portfolio Managers seek to limit the macro, market and/or industry risk that accompanies the holdings, such that the event drives the ultimate profitability of the investment.

▪
Trade Claims: Trade claims are claims of a bankrupt company’s vendors resulting from outstanding trade liabilities.  Holders of the company’s trade claims sometimes look for buyers to purchase their obligations as an alternative to forced participation in the reorganization. Managers who are active in this strategy seek to purchase the claims at a significant discount to bonds with the same creditor rights.  They provide liquidity to the vendor and benefit from the discounted price and ultimate recovery value.  Private Advisors favors Portfolio Managers with sourcing capability.

Global macro includes both discretionary and quantitatively oriented macro strategies.  Private Advisors typically focuses on (but is not limited to) discretionary global macro strategies as described below.

▪
Discretionary Global Macro: This strategy relies on the assessment of relative valuations at a macroeconomic level across multiple geographies and asset classes based on economic indicators, trend and factor analysis, and flow of funds data.  Investments can span the fixed income, currency, commodity and equity markets.  Macro investing is generally a liquid, high frequency trading strategy.  Private Advisors favors Portfolio Managers with a research intensive approach and strong risk management controls.

Income strategies include (but are not limited to) asset based, corporate lending and real estate lending – as described below.

▪
Asset Based:  The strategy involves opportunistically acquiring portfolios of orphan commercial and consumer-based loans or other receivables.  More specifically, this asset class includes such instruments as consumer credit card receivables, franchise loans, life insurance policies, business loans and accounts receivable.  Managers in the strategy will generally target sellers (frequently banks) who dispose of “non-core” assets at discounted prices in order to enhance liquidity.

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Corporate Lending: Managers incorporating this strategy opportunistically originate loans to middle market businesses in need of quick access to capital for liquidity purposes or to exploit a temporary opportunity such as an acquisition. Financings will typically be well collateralized with robust covenants and higher all-in yields (sometimes equity participations) than those available in the syndicated loan market. Transactions have few to no other lenders, offering the Portfolio Managers full control to workout a position if necessary.

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Real Estate Lending: The strategy includes investments in selected real estate loans where a borrower typically lends 50-70 cents against a dollar’s worth of collateral. Managers seek geographically diverse investments in property types including multi-family apartments, corporate campuses, and commercial and industrial property.  In many cases, the Portfolio Managers that Private Advisors invests with acquire the loans at distressed prices from the original lenders who desire liquidity.

Long/short equity strategies include (but are not limited to) fundamental long/short equity and market neutral equity as described below.

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Fundamental Long/Short Equity: This strategy involves taking both long and short positions primarily in public equities. Private Advisors focuses on Portfolio Managers that employ deep fundamental research and proprietary valuation techniques to determine long and short opportunities.  The majority of the Portfolio Managers are net long, although they have the flexibility to run low net or net short periodically, and minimal leverage is used.

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Market Neutral Equity: This strategy involves establishing offsetting positions (long and short) in the equity securities of similar companies in the same industry based on perceived disparities in the relative valuations of the two companies.  Portfolio Managers take a diverse approach to position selection including bottom-up, fundamentally driven analysis as well as quantitatively driven factor modeling.

Relative value/arbitrage strategies include (but are not limited to) capital structure arbitrage, long/short credit, long/short structured credit, convertible arbitrage, merger arbitrage and fixed income arbitrage as described below.

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Capital Structure Arbitrage: Managers invest both long and short in the securities within a given company’s capital structure.   Managers implementing this strategy often establish long positions in senior or secured debt instruments that trade at a discount to intrinsic value or close to fair value and establish simultaneous short positions in subordinated debt or equity securities deemed to be overvalued relative to the senior debt.

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Long/Short Credit: This strategy involves taking both long and short positions in distinct corporate debt instruments. Private Advisors invests with Portfolio Managers who focus primarily on situations where a mispricing is identified.  Many of the investments are catalyst-driven and rely on events such as corporate restructuring, changes to capital structure, management turnover, changes to operating performance, market technical factors and fraud.

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Long/Short Structured Credit: Strategy attempts to isolate returns by trading both long and short positions in tranches of various types of structured credit instruments.  This may include multiple tranches of CDOs, CLOs, RMBS, CMBS, CDS, CDX, ABX and CMBX.

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Convertible Arbitrage: Portfolio Managers who utilize this strategy take advantage of price discrepancies within a company’s capital structure.  Managers in this strategy typically purchase a convertible bond or convertible preferred stock of the issuer while simultaneously selling short the underlying security (often in issuer’s common stock) and in many cases shorting a credit instrument of the issuer. Accordingly, the Portfolio Managers’ positions are hedged and therefore returns are dependent upon the relative price movements of the securities, not upon the movements of the securities markets.  Managers usually leverage their portfolios in order to enhance returns.

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Merger Arbitrage: This strategy involves the purchase of the securities of a company involved in an announced special event such as a takeover, merger, corporate spin off or reorganization.  Managers incorporating this strategy typically purchase the stock of the target company while simultaneously shorting the stock of the acquirer, taking advantage of the spread or differential between the current trading price of the company to be acquired and the proposed transaction price.  Returns are also generated from the gains associated with definable events such as regulatory approvals.  Managers often use leverage to enhance their returns.

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Fixed Income Arbitrage: Managers in this strategy trade government bonds, interest rate swaps, repurchase agreements, reverse repurchase agreements, futures and related derivative securities to take advantage of mispricings that occur in various fixed income markets. This strategy generally requires a substantial amount of leverage in order to produce attractive rates of return.

Private Advisors will review each investment of the Master Fund regularly. While it is the intention of Private Advisors to select Hedge Funds with a view toward long-term investment, changes may be made in any Hedge Fund if Private Advisors determines that it no longer meets the objectives of the Master Fund. Investments in additional Hedge Funds, additions to existing Hedge Funds, and redemptions from existing Hedge Funds may be made at any time as determined by Private Advisors.

Private Advisors may invest the Master Fund’s cash balances in any instruments it deems appropriate. Any income earned from such investments may be reinvested by the Master Fund in accordance with its investment program.

Private Advisors Investment Approach

Private Advisors’ hedge fund investment professionals have overall responsibility for the investment process, including Portfolio Manager selection, portfolio construction/asset allocation, and risk management. Private Advisors’ investment professionals apply their significant multi-asset class experience that spans various market cycles during decision-making in all phases of the investment process. Prior investment experience among team members includes endowment management, state public retirement system investment committee chair, direct hedge fund portfolio management, long/short equity hedge fund portfolio manager and long/short equity hedge fund analyst, as well as positions in equity research, commodity trading, private equity and investment banking.  Members of the hedge fund investment team focus on Portfolio Managers and Hedge Funds that operate in the specific areas within their investment expertise.

It will be the responsibility of Private Advisors’ investment professionals to research and identify Portfolio Managers, to satisfy itself as to the suitability of the terms and conditions of underlying Hedge Fund agreements, and to allocate and reallocate the Master Fund’s assets among such Portfolio Managers.

Generally, the Master Fund will purchase an interest in another vehicle or entity through which a given Portfolio Manager conducts its activities. Such underlying investment vehicles (i.e., Hedge Funds) may have limitations on the right to redeem or may impose redemption fees that may further reduce the liquidity of an investment in the Master Fund.

Private Advisors will select Portfolio Managers on the basis of various criteria, including, among other things, the Portfolio Manager’s investment performance during various time periods and market cycles, the Hedge Fund’s infrastructure, and the Portfolio Manager’s reputation, experience, training, and investment philosophy and policies. The Portfolio Manager’s ability to provide timely and accurate reporting also will be considered.

The identity and number of Portfolio Managers may change over time. Private Advisors may cause the Master Fund to redeem from or invest in different Hedge Funds without the prior consent of or notice to the Shareholders. Because the Master Fund is non-diversified, Private Advisors is not restricted with respect to the amount or percentage of the Master Fund’s assets allocable to any single Portfolio Manager.

Private Advisors does not follow a rigid investment policy that would preclude the Master Fund’s participation in any market, strategy, or investment. Portfolio Managers will be permitted to utilize leverage and invest long and short positions in equities, options, warrants, fixed income securities, financial and commodity futures and commodities, currency forwards, over-the counter derivative instruments, securities that lack active public markets, repurchase and reverse repurchase agreements, preferred stocks and convertible bonds and other financial instruments. When such Portfolio Managers determine that such an investment policy is warranted, they may invest, without limitation, in cash and cash equivalents. The Master Fund plans to invest opportunistically in multiple strategies and instruments, as market conditions warrant.

The Master Fund does not intend to borrow funds to leverage its investment program. However, some Portfolio Managers with whom the Master Fund invests may use leverage. The Master Fund may borrow in order to fund repurchase requests or for other purposes.  See “Credit Facility.”

Investment Approach

Various hedge fund investment professionals of Private Advisors (“Hedge Fund Investment Committee”) are responsible for identifying prospective Portfolio Managers, performing due diligence, and review of those Portfolio Managers, allocating and reallocating the Master Fund’s assets among Portfolio Managers and providing risk management services. The Hedge Fund Investment Committee members are highly experienced investment professionals with diverse backgrounds who are responsible for, among other things, evaluating Portfolio Managers, reviewing ongoing performance of Portfolio Managers, analyzing the various strategies used by Portfolio Managers and monitoring Portfolio Managers on an ongoing basis for risk management purposes.

Investment Process Overview

Private Advisors has developed a disciplined, detailed and repeatable investment process. This investment process includes:

•           Strategy Research. On a quarterly basis, Private Advisors’ hedge fund investment professionals analyze and assess all relevant, potential hedge fund strategies (including those where investments have already been made) to identify those strategies that they believe offer the best risk/reward opportunities going forward.  Their research and findings are expressed within the Quarterly Strategy Review document.  As a result of this ongoing research, the investment team creates target strategy allocations each quarter which drives Portfolio Manager research initiatives and ultimately portfolio construction decisions. Once a strategy has been identified as a focus, team members will begin sourcing appropriate Portfolio Managers or will focus in on Portfolio Managers that operate with that strategy and that are already undergoing a due diligence review by Private Advisors.

•           Portfolio Manager Sourcing. Private Advisors’ team of investment professionals are continually sourcing, evaluating, and monitoring Portfolio Managers to ensure that the team’s best ideas are able to be executed efficiently. Sourcing channels include buy-side relationships (other portfolio managers, other hedge funds, traders, analysts and private equity managers) sell-side relationships (brokers, analysts and traders), industry contacts (institutional investors, prime brokers and conferences), public company management teams, and private equity investment team members and Portfolio Manager referrals.

•           Portfolio Manager Due Diligence. The goal of the due diligence process is to seek to identify and invest in Portfolio Managers that will preserve capital, provide downside protection and meet objectives given the strategies in which they operate.  Private Advisors seeks Portfolio Managers whose philosophy and processes align with those of Private Advisors and whose strategies are understood. The due diligence process is intended to assess the quality of the organization, the investment professionals, the investment process and past results and risks.  Due diligence is a collaborative team approach that includes multiple on-site meetings, in-depth qualitative and quantitative research that assesses the Portfolio Manager’s investment skills and ability to generate expected risk-adjusted returns on a consistent basis, a detailed operational review and third party verifications. Due diligence results in an individual Portfolio Manager scorecard and a detailed Portfolio Manager investment memo, which are reviewed by members of the Investment Committee.

•           Operational Due Diligence.  The goal of the operational due diligence process is to determine if appropriate infrastructure and operational resources are in place, to confirm the experience of the operational team and the quality of the technological resources, to evaluate the scalability of each strategy from an operational perspective, and to assess the quality and culture of the management team. The process includes at least one, but usually more than one, on-site visit at the Portfolio Manager’s office.  Calls with administrators and due diligence is conducted on any third party service providers used by the Portfolio Manager. References are conducted independently and reviewed by the Head of Operational Due Diligence.

•           Portfolio Construction. The portfolio construction process incorporates investment team members’ quantitative and qualitative assessments of strategies and Portfolio Managers. Investment Committee members review and discuss all relevant materials including strategy research, Portfolio Manager scorecard, investment memo, quantitative analysis, reference feedback, operational review, liquidity and all underlying fund terms. Prior to investment, consideration is given to the Portfolio Manager’s strategic fit in the overall portfolio and the Portfolio Manager’s potential impact on the overall portfolio’s risk/return profile.  Correlation analysis of the Portfolio Manager is performed relative to existing Portfolio Managers and the appropriate indices for the Portfolio Manager and the underlying Hedge Fund. Decisions to invest in a Portfolio Manager are made by members of the Investment Committee. Position sizing is determined by the conviction level of members of the Investment Committee based on the return expectation vs. the risk of capital loss in various market environments, operational/business risk, liquidity profile, volatility, length of track record and portfolio diversification benefits.

•           Risk Management. Private Advisors approaches risk management from both the portfolio and individual Portfolio Manager levels.  At the portfolio level, overall exposures are monitored on an ongoing basis to ensure that in aggregate the portfolio is not overly exposed to any one factor, including but not limited to leverage, volatility, security concentration, credit risk, liquidity risk or geopolitical risk. Managers are also monitored on an ongoing basis to ensure that each is working within its core competency(ies) and/or expected area(s) of expertise.  Additionally, each Portfolio Manager is formally reviewed every twelve months by the investment team and separately by the Head of Operational Due Diligence to update views on continued operational stability.  Private Advisors has a three-person Risk Committee that conducts quarterly analysis of the portfolio and its investments.  We utilize a number of internally developed, proprietary risk models to measure and monitor the portfolios, the Portfolio Managers and underlying position level risks. While data collection is crucial, experienced investment professionals are essential for the application of successful risk management.

RISK FACTORS

The Funds’ investment program is speculative and entails substantial risks. There can be no assurance that the Funds’ investment objective or those of the Hedge Funds will be achieved, and results may vary substantially over time. Investors should carefully consider the risks involved in an investment in the Feeder Fund, including, but not limited to, those discussed below. Because the Feeder Fund invests all or substantially all of its investable assets in the Master Fund, the risks associated with an investment in the Feeder Fund are substantially the same as the risks associated with an investment in the Master Fund. The risk factors of the Funds generally fall into the following broad categories:

•	Risks Related to an Investment in the Funds
•	Risks Related to the Types of Investments Utilized by the Hedge Funds
•	Risks Related to the Investment Strategies of the Hedge Funds
•	Risks Related to the Management and Operations of the Hedge Funds

Risks Related to an Investment in the Funds

No Operating History. The Funds are recently organized management investment companies and have no operating history as (i) investment companies registered under the 1940 Act, or (ii) a “master-feeder” funds. An investment in the Feeder Fund is therefore subject to all of the risks and uncertainties associated with operating in such capacities. In addition, there can be no assurance that the Funds will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Funds. While Shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain Shareholders.

Non-Diversified Status.  The Funds are “non-diversified” management investment companies. Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of the Funds’ assets that may be invested in the securities of any one issuer. Although Private Advisors will follow a general policy of seeking to diversify the Master Fund’s capital among multiple Hedge Funds, Private Advisors may depart from such policy from time to time and one or more Hedge Funds may be allocated a relatively large percentage of the Master Fund’s assets subject to the limits set forth herein. As a result of a large investment in a particular Hedge Fund, losses suffered by such Hedge Fund could result in a larger reduction in the Funds’ NAV than if such capital had been more proportionately allocated among a larger number of Hedge Funds.

Reliance on Private Advisors. Private Advisors, subject to the supervision of the Board and New York Life Investments, has complete discretion in investing the Master Fund’s assets through the selection of Portfolio Managers. The Funds’ success depends, to a great extent, on Private Advisor’s ability to select successful Portfolio Managers, and the manner in which the Master Fund’s assets are allocated among the Portfolio Managers selected. There can be no assurance that Private Advisors’ investment program will be successful. Private Advisors will have broad discretion in selecting Portfolio Managers, and in developing a risk profile for the Master Fund’s portfolio.

In addition, Private Advisors is not required to devote its full time to the business of the Funds and there is no guarantee or requirement that any investment professional or other employee of Private Advisors will allocate a substantial portion of his or her time to the Funds. If Private Advisors is removed, resigns or otherwise no longer serves as subadvisor of the Funds, investments in a large number of Hedge Funds may be required to be liquidated or may otherwise become unavailable to the Master Fund, which may have an adverse impact on the Funds’ investment performance.

Management Risk. The Master Fund is subject to management risk because it is actively managed. The investment strategies, practices and risk analysis used by Private Advisors, and in turn the Portfolio Managers, may not produce the desired results.

Reliance on Service Providers. The Funds rely upon the performance of service providers with respect to the operations of the Funds.  In particular, the Advisors, the Funds’ administrator and custodian, and their respective delegates, if any, will perform services that are integral to the Funds’ operations and financial performance.  Failure by any service provider to carry out its obligations to the Funds in accordance with the terms of its appointment, to exercise due care and skill, or to perform its obligations to the Funds at all as a result of insolvency, bankruptcy or other causes could have a material adverse affect on the Funds’ performance. The termination of the Funds’ relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Funds and could have a material adverse effect on the Funds’ performance.

Information Technology Systems.  The Funds are dependent on the Advisors for certain management services as well as back-office functions.  The Advisors and the Portfolio Managers depend on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the Funds and Hedge Funds. Information technology systems are also used by the Hedge Funds to trade in their underlying investments. It is possible that a failure of some kind which causes disruptions to these information technology systems could materially limit the Advisors’ or a Portfolio Manager’s ability to adequately assess and adjust investments, formulate strategies and provide adequate risk control. Any such information technology related difficulty could harm the performance of the Funds.  Further, failure of the back-office functions of the Advisors or Portfolio Managers to process trades in a timely fashion could prejudice the investment performance of the Funds.

Misconduct of Employees and of Service Providers.  Misconduct or misrepresentations by employees of the Advisors, Portfolio Managers or service providers could cause significant losses to the Funds. Employee misconduct may include, among other things, (i) binding the Master Fund or Hedge Funds to transactions that exceed authorized limits or that present unacceptable risks, (ii) unauthorized trading activities, (iii) concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses), (iii) inaccurate valuations, or (iv) making misrepresentations regarding any of the foregoing. Losses could also result from actions by service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Funds’ or a Hedge Fund’s business prospects for future marketing activities. Despite Private Advisors’ supervision and due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining Private Advisors’ supervision and due diligence efforts. As a result, no assurances can be given that the due diligence performed by Private Advisors will identify or prevent any such misconduct.

Risks Related to the Feeder Fund’s and Master Fund’s Status as a RIC and the Master Fund’s Investments in PFICs. The Feeder Fund and the Master Fund intend to elect to be treated and to qualify each year as a “regulated investment company” (“RIC”) under the Internal Revenue Code of 1986, as amended (“Code”).  As a RIC, the Feeder Fund and the Master Fund, respectively, will generally not be subject to corporate level income tax on any income and gains that it timely distributes to Shareholders. To qualify and maintain its status as a RIC, the Feeder Fund and the Master Fund each must, among other things, meet certain source-of-income, asset diversification and annual distribution requirements. If the Feeder Fund or the Master Fund fail to qualify as a RIC for any reason, it will be subject to U.S. federal income tax at regular corporate rates on all of its taxable income and gains. The resulting corporate taxes would materially reduce the Feeder Fund’s and the Master Fund’s net assets and the amount of cash available for distribution to Shareholders.

The Master Fund anticipates that substantially all of the Hedge Funds in which it invests will be treated as “passive foreign investment companies” or “PFICs” for U.S. federal income tax purposes. The Funds will be subject to certain risks associated with the Master Fund’s strategy of investing in PFICs. For example, the special rules governing PFICs will require the Master Fund to recognize taxable income without a corresponding receipt of cash. Since the Master Fund will recognize taxable income without a corresponding receipt of cash by reason of investing in PFICs, the Master Fund will have greater difficulty satisfying its annual distribution requirements in order to qualify for taxation as a RIC. Even if the Master Fund remains qualified as a RIC, it will be subject to corporate level income and excise taxes on taxable income (and gain), including taxable income without a corresponding receipt of cash, that the Master Fund does not distribute to Shareholders. Although the Master Fund may borrow  funds or to redeem a sufficient amount of its investments in PFICs to meet the distribution requirements to maintain its qualification as a RIC and minimize U.S. federal income and excise taxes, no assurance can be given in this regard.

Any losses the Master Fund recognizes with respect to its investments in PFICs will be treated as ordinary losses. Although a RIC is permitted to carry forward a net capital loss, a RIC is not permitted to carry forward a net operating loss. Accordingly, to the extent any mark-to-market PFIC losses, including losses from the Master Fund’s actual sales of PFIC shares, create or increase a net operating loss of the Master Fund for a given taxable year, the Master Fund will not realize any tax benefit from such PFIC losses because the Master Fund will not be allowed to carry forward such PFIC losses to offset taxable income in future taxable years. In addition, the Master Fund will be required to reduce its adjusted tax basis in its PFIC shares by the amount of mark-to-market PFIC losses even if the Master Fund realizes no tax benefit from such mark-to-market PFIC losses, which would be the case if such mark-to-market PFIC losses create or increase a net operating loss of the Master Fund. In this situation, the Master Fund’s future gross income will be increased (or its future loss will be decreased) by reason of any reduction of the Master Fund’s adjusted tax basis in its PFIC shares for such unusable mark-to-market PFIC losses. Thus, unusable mark-to-market PFIC losses and unusable losses from the Master Fund’s actual sales of PFIC shares produce the adverse tax result of double taxation to the Master Fund and thus Shareholders. For a more complete description of these and other tax considerations, see “Certain Tax Considerations” below.

Layering of Expenses. The Master Fund and Hedge Funds each impose management fees and many Hedge Funds may also charge performance-based compensation. In addition to a fixed management fee, Portfolio Managers typically will also be paid or allocated amounts based upon a share of the profits of the Hedge Fund. Portfolio Managers of such Hedge Funds may receive substantially higher payments than would otherwise be the case under alternative arrangements.  Other service providers of Hedge Funds will normally be compensated or will receive allocations on terms that may include fixed and/or performance-based fees or allocations. As a result, the Master Fund, and indirectly Shareholders, will pay multiple investment management and other service provider fees. In addition to the fees paid indirectly by the Master Fund to the Portfolio Manager, fees paid in relation to Hedge Funds will generally, for fixed fees, if applicable, range from 0% to 3% per annum of the average NAV of the Hedge Funds, and performance-based compensation or allocations are likely to range from 0% to 30% of the net capital appreciation in the Hedge Funds for the relevant performance compensation measurement period. Moreover, an investor in the Funds bears a proportionate share of the expenses of the Funds and, indirectly, similar expenses of the Hedge Funds.  Investors could avoid the additional level of fees and expenses of the Funds by investing directly with the Hedge Funds, although access too many Hedge Funds may be limited or unavailable.

Legal, Tax and Regulatory Risks.  Legal, tax and regulatory changes could occur that may materially adversely affect the Funds and Hedge Funds. For example, the regulatory environment for derivative instruments in which Portfolio Managers may participate is evolving, and changes in the regulation of derivative instruments may materially adversely affect the value of derivative instruments held by the Hedge Funds and the ability of the Hedge Funds to pursue their trading strategies. Similarly, the regulatory environment for leveraged investors and for private equity and hedge funds generally is evolving, and changes in the direct or indirect regulation of leveraged investors or private equity and hedge funds, including tax regulation applicable thereto, may materially adversely affect the ability of the Funds and the Hedge Funds to pursue their investment objectives or strategies.  In particular, in light of recent market events, Congress has held hearings regarding taxation and regulatory policy as it relates to leveraged investors, tax-exempt investors and private equity and hedge funds, and the Securities and Exchange Commission (“SEC”) has recently engaged in a general investigation of hedge funds, which has resulted in increased regulatory oversight and other legislation and regulation relating to hedge fund managers, hedge funds and funds of hedge funds. Such legislation or regulation could pose additional risks, and result in material adverse consequences to the Funds or the Hedge Funds and/or limit potential investment strategies that would have otherwise been used by the Advisors or the Portfolio Managers in order to seek to obtain higher returns. The Hedge Funds may be established in jurisdictions where no or limited supervision is exercised on such Hedge Funds by regulators. Investor protection may be less efficient than if supervision was exercised by a regulator.  If regulators were to adopt leverage limitations for private equity or hedge funds, these funds may not be able to earn the same returns they earned in the past.

In February 2011, the Commodities Futures Trading Commission (“CFTC”) proposed to amend Rule 4.5 under the Commodity Exchange Act to impose additional restrictions on the exclusion for the definition of a commodity pool operator for registered investment companies, such as the Funds, that use commodity futures, options and swaps. The CFTC also proposed to repeal the exemptions from commodity pool operator registration under Rules 4.13(a)(3) and 4.13(a)(4), which many Portfolio Managers rely upon, as well as to impose additional reporting and disclosure obligations on commodity pool operators. The adoption of such restrictions or similar restrictions by the CFTC, as well as the repeal of such exemptions and the imposition of such additional reporting and disclosure obligations, may adversely affect the Master Fund’s ability to manage its portfolio and impair the Funds’ ability to achieve their investment objective, as well as Portfolio Managers ability to manage the portfolios of their Hedge Funds and to achieve their investment objectives.

Significant Financial Intermediaries.  To the extent that substantial numbers of investors have a relationship with a particular financial intermediary, such financial intermediary may have the ability to influence investor behavior, which may affect the Funds. To the extent that such financial intermediary exercises collective influence over such investors’ decisions to request repurchase of Shares, the Funds may make larger tender offers than would otherwise be the case. Substantial acceptance of the Funds’ offers to repurchase Shares could require the Master Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse affect on the performance of the Funds.

Similarly, if such financial intermediaries exercise collective influence over such investors’ voting of such Shares, they could, subject to compliance with SEC rules and state law, change the composition of the Board, which in turn could lead to a change in the Advisors to the Funds. If effected, such changes could have a material adverse affect on the performance of the Funds.

ERISA Matters.  Most pension and profit sharing plans, individual retirement accounts and other tax-advantaged retirement funds are subject to provisions of the Code, the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or both, which may be relevant to a decision whether such an investor should invest in the Feeder Fund. There may, for example, be issues whether such an investment is “prudent” or whether it results in “prohibited transactions.”  Legal counsel should be consulted by such an investor before investing in the Feeder Fund.

Anti-Takeover Provisions in the Declaration of Trust. The Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Funds or convert the Funds to open-end status.

Portfolio Valuation. Interests in Hedge Funds are generally valued based upon values or performance information provided by the Portfolio Managers or their administrators, as the case may be. In addition, these entities may not provide estimates of the value of Hedge Funds, or may do so irregularly, with the result that the values of such investments may be estimated by the Advisors consistent with the Master Fund’s valuation policies and procedures. Certain securities or investments, particularly those for which market quotations may not be readily available, may be difficult to value.  Because of overall size, concentration in particular markets and maturities of positions held by the Master Fund through the Hedge Funds, the value at which its investments can be liquidated may differ, sometimes significantly, from the interim valuations obtained by the Master Fund. In addition, the timing of liquidations may also affect the values obtained on liquidation. Securities held by Hedge Funds may routinely trade with bid-offer spreads that may be significant. In addition, the Hedge Funds may hold loans or privately placed securities for which no public market exists. Accordingly, the values of Hedge Funds provided to the Master Fund may be subject to an upward or downward adjustment based on information reasonably available at that time or following the auditing of the Hedge Funds’ financial records. There can therefore be no guarantee that the Master Fund’s investments could ultimately be realized at the Fund’s valuation of such investments.  See “Calculation of Net Asset Value; Valuation.”

The valuations reported by the Portfolio Managers, upon which the Master Fund primarily relies in calculating its month-end NAV and NAV per Share, may be subject to later adjustment, based on information reasonably available at that time. The Master Fund will pay repurchase proceeds, as well as calculate management and other fees, on the basis of net asset valuations determined using the best information available as of the Valuation Date (as defined in the Section “Calculation of Net Asset Value; Valuation”).  In the event that a Hedge Fund, in accordance with its valuation procedures, subsequently corrects, revises or adjusts an unaudited estimated or final value that was properly relied upon by the Master Fund, the Funds will generally not make any retroactive adjustments to their NAV, or to any amounts paid based upon such NAV, to reflect a revised valuation. If, after the Funds pay repurchase proceeds, one or more of the valuations used to determine the NAV on which the repurchase payment is based are revised, the repurchasing Shareholders (if the valuations are revised upward) or the remaining Shareholders (if the valuations are revised downwards) will bear the risk of such revisions. A repurchasing Shareholder will neither receive distributions from, nor will it be required to reimburse, the Funds in such circumstances. This may have the effect of diluting or increasing the economic interest of other Shareholders. Such adjustments or revisions, whether increasing or decreasing the NAV at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from Portfolio Managers or revisions to NAV of a Hedge Fund adversely affect the Funds’ NAV, the outstanding shares of the Funds will be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at an NAV per Share higher than the adjusted amount. Conversely, any increases in the NAV per Share resulting from such subsequently adjusted valuations will be entirely for the benefit of the holders of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at an NAV per Share lower than the adjusted amount. New Shareholders, as well as Shareholders purchasing additional Shares, may be affected in a similar way because the same principles apply to the subscription for Shares.  See “Calculation of Net Asset Value; Valuation.”

Because of the inherent uncertainty of valuation, the estimated value of Hedge Funds for which no ready market exists may differ significantly from the value that would be used had a ready market for the security existed, and the differences could be material.

When market quotations may not be available, investments such as complex or unique financial instruments may be priced pursuant to a number of methodologies, such as computer-based analytical modeling or individual security evaluations. These methodologies generate approximations of market values, and there may be significant professional disagreement about the best methodology for a particular type of financial instrument or different methodologies that might be used under different circumstances. In the absence of an actual market transaction, reliance on such methodologies is essential, but may introduce significant variances in the ultimate valuation of Hedge Funds.

Some of the Hedge Funds may hold a portion of their investments, in particular investments that are illiquid, in so-called “side pockets.” Side pockets are sub-funds or other special allocations within a Hedge Fund that create a structure to invest in illiquid or hard to value securities or other investments and are valued independently from the general portfolio with distinct allocation, distribution and redemption terms and are generally held only by those investors existing at the time of investment. There is no limit to the amount that the Master Fund may invest in Hedge Funds with side pockets nor on the aggregate size of side pockets. Were the Master Fund to request redemption from a Hedge Fund that distributed side pocket(s) to satisfy a portion of such redemption, the portion of the Master Fund’s interest in the Hedge Fund’s side pockets would generally require a much longer period of time than redemption from the main portfolio and during the period of liquidation of the side pockets, the Master Fund would remain invested in the side pockets and subject to subsequent market fluctuation in the value of the side pockets. In addition, Hedge Funds may also establish side pockets or other liquidity management allocations at the time a redemption request is made that are intended to reflect that portion of the Hedge Fund’s investments that are deemed illiquid at that time. To the extent such redemption side pockets are created, the Master Fund would similarly be subject to an extended liquidation period and market risk. In addition, the portion of a Hedge Fund’s investments that are held in side pockets may be more difficult to value and the value of those investments reported by Portfolio Managers (and the Funds) may not accurately reflect the price at which such investments are eventually sold.

Liquidity of Shares. The Funds have been established as closed-end management investment companies designed primarily for long-term investors and are not intended to be trading vehicles. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV.  In order to be able to meet daily redemption requests, mutual funds are subject to more stringent liquidity requirements than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its net assets in illiquid securities, while a closed-end fund may invest all or substantially all of its assets in illiquid investments. The Advisors believe that unique investment opportunities exist in the market for Hedge Funds, which generally are illiquid.

Shareholders will have no right to have their Shares redeemed or, because the Funds are not “interval funds” within the meaning of Rule 23c-3 under the 1940 Act, repurchased by the Funds at any time. While the Funds expects to offer to repurchase shares from time to time, no assurance can be given that these repurchases will occur as scheduled or at all because repurchases will be conducted at the sole discretion of the Board. Even if a repurchase occurs, the percentage of the Funds’ outstanding shares which can be redeemed on any redemption date is expected to be limited. Moreover, the transferability of shares will be limited and no secondary market is expected to exist. Accordingly, no investor should purchase any Shares unless it is prepared to hold the Shares for an extended period of time.

The Master Fund may be subject to initial lock-up periods by certain Hedge Funds, beginning from the time of its initial investment in those Hedge Funds. In this regard, the Master Fund may not withdraw its investment during this period. In addition, certain Hedge Funds may at times elect to suspend completely or limit withdrawal rights for an indefinite period of time in response to market turmoil or other adverse conditions (such as those experienced by many hedge funds during late 2008 into 2009). During such periods, the Master Fund may not be able to liquidate its holdings in such Hedge Funds in order to meet repurchase requests. In addition, should the Master Fund seek to liquidate its investment in a Hedge Fund that maintains a side pocket, the Master Fund might not be able to fully liquidate its investment without delay, which could be considerable. The Funds may need to suspend or postpone repurchase offers if the Master Fund is not able to dispose of its interests in Hedge Funds in a timely manner.

Repurchases of Shares. There will be a substantial period of time between the date as of which Shareholders must accept the Feeder Fund’s offer to repurchase its Shares, and the date such Shareholders can expect to receive payment for their Shares from the Feeder Fund. During this period investors will be subject to the risk that the Feeder Fund will become unable to meet its obligations. Shareholders whose Shares are accepted for repurchase bear the risk that the Feeder Fund’s NAV may fluctuate significantly between the time that they accept the Feeder Fund’s offer to repurchase their Shares and the date as of which such Shares are valued for purposes of such repurchase. Shareholders will have to decide whether to accept the Feeder Fund’s offer to repurchase its Shares without the benefit of having current information regarding the value of the Shares on a date proximate to the date on which the Shares are valued by the Feeder Fund for purposes of effecting such repurchases. Payment for repurchased Shares in the Feeder Fund may require the liquidation of investments by the Master Fund in Hedge Funds earlier than Private Advisors would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Master Fund’s portfolio turnover. Such liquidations may also cause the Master Fund to sell its more liquid investments, which may reduce the ability of the Funds to conduct future tender offers.

Although the Master Fund plans to seek diversification with respect to its Hedge Fund investments, if the Board elects to offer to repurchase Shares, and as a result, a significant number of Shares are tendered, the Master Fund may not be able to satisfy such repurchase requests from a variety of its Hedge Fund holdings. Accordingly, Private Advisors may be required to make disproportionate redemptions from select Hedge Funds, resulting in a temporary imbalance in the Master Fund’s diversification strategy.

Subscription Risk. An investor will become a Shareholder of the Feeder Fund as of the first Business Day of a calendar month (“Shareholder Date”). The Feeder Fund, however, will accept an investor’s subscription at least two Business Days prior to the applicable Shareholder Date (“Subscription Date”). The investor will not become a Shareholder of the Feeder Fund and will have no other rights (including, without limitation, any voting rights) under the Declaration of Trust until the Shareholder Date. An investor will only become a Shareholder, and begin to participate in the Feeder Fund’s returns, on the Shareholder Date. Between the time the Feeder Fund accepts an investor’s subscription on a Subscription Date, and a Shareholder Date when the investor becomes a Shareholder, such investor will not participate in the Feeder Fund’s returns.

Investment in the Feeder Fund is Not Suitable for All Investors.  An investment in the Feeder Fund is not appropriate for all investors, and is not intended to be a complete investment program. An investment in the Feeder Fund should be made only by investors who understand the nature of the investment and do not require more than limited liquidity. An investor could incur substantial, or even total, losses on an investment in the Feeder Fund. Shares are only suitable for persons willing to accept this high level of risk.

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of Shares and any distributions on those Shares can decline.  In addition, during any periods of rising inflation, interest rates on any borrowings by the Funds would likely increase, which would tend to further reduce returns to Shareholders.  Inflation risk may also affect the real value of the Master Fund’s investments in Hedge Funds. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Master Fund’s portfolio.

Risks Related to the Types of Investments Utilized by the Hedge Funds

This section discusses the risks related to the types of investments that are expected to be utilized by the Hedge Funds. It is possible that Hedge Funds will use investments that are not described below, and any such investment will be subject to its own particular risks. To the extent the Master Fund makes investments directly, the same risks would apply.

Commodities. Commodities are assets that have tangible properties. Major categories include agricultural products (e.g., wheat, cattle), energy products (e.g., oil, gasoline), metals (e.g., gold, aluminum), and “soft” products (e.g., sugar, coffee, cocoa, cotton). Commodities can be traded on a “spot” basis (i.e., price for immediate delivery) or on a “futures” basis (i.e., price for delivery at a specified future date). Most commodity investments involve buying or selling futures rather than transacting in the spot market. A rise in price of a particular commodity will generally cause the price of the futures to rise, benefiting a futures buyer. Similarly, a decline in price will benefit a futures seller. The Master Fund may seek to invest with Portfolio Managers who engage in commodity futures trading. In addition, Hedge Funds may seek to invest directly in commodities through strategies that purchase or sell commodity futures as permitted by applicable law.

Commodity and financial markets are highly volatile because of the low margin deposits normally required in futures trading, and because a high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses to the investor. In addition, commodity exchanges may limit fluctuations in commodity futures contract prices during a single day and thus during a single trading day no trades may be executed at prices beyond the “daily limit.” Once the price of a futures contract for a particular commodity has increased or decreased by an amount equal to the daily limit, positions in the commodity can be neither taken nor liquidated unless the Hedge Funds are willing to effect trades at or within the limit, which may hinder the ability of the Hedge Funds to trade.

Concentration of Investment Portfolios. Because Hedge Funds may have the ability to concentrate their investments by investing an unlimited amount of their assets in a single issuer, sector, market, industry, strategy, country or geographic region, the overall adverse impact on such Hedge Funds, and correspondingly on the Funds, of adverse movements in the value of the securities of a single issuer, sector, market, industry, strategy, country or geographic region will be considerably greater than if such Hedge Funds were not permitted to concentrate their investments to such an extent. By concentrating in a specific issuer, sector, market, industry, strategy, country or geographic region, Hedge Funds will be subject to the risks of that issuer, sector, market, industry, strategy, country or geographic region, such as rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry and sensitivity to overall market swings, and may be more susceptible to risks associated with a single economic, political or regulatory circumstance or event than a more diversified portfolio might be. Moreover, a number of Hedge Funds might accumulate positions in the same or a related investment at the same time, compounding such risk.

Convertible Securities. Convertible securities are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. Convertible securities, until converted, have the same general characteristics as debt securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange an investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Hedge Funds could lose their entire investment. The values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, in purchasing a synthetic convertible security, Hedge Funds may have  counterparty (including counterparty credit) risk with respect to the financial institution or investment bank that offers the instrument. Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security.

Counterparty Arrangements. To the extent that a Hedge Fund engages in principal transactions, including, but not limited to, swap transactions, repurchase and reverse repurchase agreements and the purchase and sale of bonds and other fixed income securities, it must rely on the creditworthiness of its counterparties under such transactions. In certain instances, the credit risk of a counterparty is increased by the lack of a central clearing house for certain transactions. In the event of the insolvency of a counterparty, a Hedge Fund may not be able to recover its assets, in full or at all, during the insolvency process. Counterparties to investments may have no obligation to make markets in such investments and may have the ability to apply essentially discretionary margin and credit requirements. Similarly, a Hedge Fund will be subject to the risk of bankruptcy of, or the inability or refusal to perform with respect to such investments by, the counterparties with which it deals.

Debt Securities. Investments in debt securities may offer opportunities for income and capital appreciation, or may also be used for temporary defensive purposes and to maintain liquidity. Governments, banks and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including, (without limitation): bonds; notes; and debentures. Some debt securities pay interest at fixed rates of return, while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include, (without limitation):

•	Credit risk: The purchaser of a debt security lends money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment.
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Maturity risk: A debt security with a longer maturity may fluctuate in value more than a debt security with a shorter maturity. Therefore, the NAV of a Hedge Fund that holds debt securities with a longer average maturity may fluctuate in value more than the NAV of a Hedge Fund that holds debt securities with a shorter average maturity.

•	Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.
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Interest rate risk: The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up.

Debt securities rated below investment grade by a nationally recognized statistical ratings organization are considered to have speculative characteristics, and some may be commonly referred to as “junk bonds.” Junk bonds entail default and other risks greater than those associated with higher-rated securities. The duration of a bond or mutual fund portfolio is an indication of sensitivity to changes in interest rates. In general, the longer a Hedge Fund’s duration, the more it will react to changes in interest rates and the greater the risk and return potential. A laddered maturity schedule means a portfolio is structured so that a certain percentage of the securities will mature each year. This helps the Hedge Fund manage duration and risk, and attempts to create a more consistent return.

Derivatives. Hedge Funds may enter into derivative transactions, or “derivatives,” which may include options, futures, options on futures and swap agreements. The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivatives may be hard to sell at an advantageous price or time and typically are very sensitive to changes in the underlying security, interest rate, currency or index. As a result, derivatives can be highly volatile. If the Portfolio Manager is incorrect about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. When using derivatives, there is a risk that a Hedge Fund will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. In the event of the bankruptcy or insolvency of a counterparty, the Hedge Fund could experience the loss of some or all of its investment or experience delays in liquidating its positions, including declines in the value of its investment during the period in which the Hedge Fund seeks to enforce its rights, and an inability to realize any gains on its investment during such period. A Hedge Fund may also incur fees and expenses in enforcing its rights. In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities.

Distressed Debt. Distressed debt securities are debt of companies experiencing significant financial or operational difficulties that often lead to bankruptcies, exchange offers, workouts, financial reorganizations, and other special credit event-related situations. These companies are generally experiencing even greater difficulties than companies in the “high yield” category. These securities generally trade at significant discounts to par value, because of these difficulties and because certain classes of investors are precluded, based on their investment mandates, from holding low quality credit instruments. Investments of this type involve substantial financial and business risks that can result in substantial or total losses.  Hedge Funds may incur additional expenses to the extent they are required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings.

Dollar Roll Transactions.  Dollar roll transactions involve the risk that the market value of the securities the Hedge Funds are required to purchase may decline below the agreed upon repurchase price of those securities.  If the broker/dealer to whom a Hedge Fund sells securities becomes insolvent, the Hedge Fund’s right to purchase or repurchase securities may be restricted.  Successful use of dollar rolls may depend upon a Portfolio Manager’s ability to predict correctly interest rates and prepayments.  There is no assurance that dollar rolls can be successfully employed.

Equity Securities. Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When a Hedge Fund buys the equity securities of a corporation it becomes a part owner of the issuing corporation. Equity securities may be bought on stock exchanges, such as the New York Stock Exchange, NASDAQ Stock Market, Inc. (“NASDAQ”), foreign stock exchanges, or in the over-the-counter market, such as NASDAQ’s Over-the-Counter Bulletin Board. There are many different types of equity securities, including (without limitation): common stocks; preferred stocks; American Depositary Receipts; and real estate investment trusts. Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

The risks involved with investing in equity securities include (without limitation):
•	Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.
•
Industry and company conditions: Certain industries or individual companies may come in and out of favor with investors. In addition, changing technology and competition may make the equity securities of a company or industry more volatile.

•
Security selection: A Portfolio Manager may not be able to consistently select equity securities that appreciate in value, or anticipate changes that can adversely affect the value of a Hedge Fund’s holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

Exchange Traded Funds: Exchange Traded Funds (“ETFs”) are investment companies that trade like stocks. Like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional equity security, except that the pricing mechanism for an ETF is based on a basket of securities. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Hedge Fund could result in losses on the Hedge Fund’s investment in ETFs. ETFs are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. A Hedge Fund may from time to time invest in ETFs, primarily as a means of gaining exposure for the portfolio to the market without investing in individual securities, particularly in the context of managing cash flows into the Hedge Fund.

Foreign Currency. Hedge Funds may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

Foreign Securities. Generally, foreign securities are issued by companies organized outside the U.S. and are traded primarily in markets outside the U.S. Generally, foreign debt instruments are issued by companies organized outside the U.S., but may be traded on bond markets or over-the-counter in the U.S. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders.

Many of the foreign securities in which the Hedge Funds invest will be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Hedge Funds’ assets. However, a Hedge Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar.

Investment in countries with emerging markets presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Countries with developing markets have economic structures that are less mature. Furthermore, countries with developing markets have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of countries with developing markets generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Forward Contracts. Hedge Funds may enter into forward contracts, which are the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other financial instrument at the current or spot price, with delivery and settlement at a specified future date. Because it is a completed contract, a purchase of a  forward contract can be a cover for the sale of a futures contract. Forward contracts are transactions involving the Hedge Funds’ obligation to purchase or sell a specific instrument at a future date at a specified price. Forward contracts may be used by the Hedge Funds for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when a Portfolio Manager anticipates purchasing or selling a foreign security. For example, this technique would allow a Hedge Fund to “lock in” the U.S. dollar price of the security for the Hedge Fund. Forward contracts may also be used to attempt to protect the value of the Hedge Funds’ existing holdings of foreign securities. Forward contracts may also be used for non-hedging purposes to pursue the Hedge Funds’ investment objective, such as when a Portfolio Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Hedge Funds’ portfolio. There is no requirement that the Hedge Funds hedge all or any portion of their exposure to foreign currency risks.

Futures Transactions. A Hedge Fund may purchase and sell single stock futures or stock index futures to hedge the equity portion of its investment portfolio with regard to market (systemic) risk or to gain market exposure to that portion of the market represented by the futures contracts. A Hedge Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that a Hedge Fund invests in foreign securities and foreign currencies, a Hedge Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Subject to compliance with applicable rules and restrictions, Hedge Funds also may enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris.

A Hedge Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Hedge Fund’s securities. A Hedge Fund may also enter into such futures contracts for other appropriate risk management, income enhancement and investment purposes. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when a Hedge Fund seeks to close out a futures contract. If no liquid market exists, a Hedge Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Hedge Fund’s securities being hedged, even if the hedging vehicle closely correlates with the Hedge Fund’s investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, a Hedge Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.

Growth Securities. Certain Hedge Funds may invest in equity securities of companies that their Portfolio Managers believe will experience relatively rapid earnings growth. Such “growth stocks” typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other securities. The principal risk of investing in growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Hedging Transactions.  Hedge Funds may utilize financial instruments such as forward contracts, futures, options and interest rate swaps, caps and floors to seek to hedge against declines in the values of portfolio positions (measured in terms of their base currencies) as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events.

When engaging in a hedging transaction, the Hedge Funds may determine not to seek to establish a perfect correlation between the hedging instruments utilized and the portfolio holdings being hedged. Such an imperfect correlation may prevent the Hedge Funds from achieving the intended hedge or expose the Hedge Fund to a risk of loss. The Hedge Funds may also determine not to hedge against a particular risk because they do not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge or because they do not foresee the occurrence of the risk. It may not be possible for the Hedge Funds to hedge against a change or event at attractive prices or at a price sufficient to protect the assets of the Hedge Funds from the decline in value of the portfolio positions anticipated as a result of such change. The Hedge Funds may also be restricted in their ability to effectively manage the portion of their assets that are segregated to cover their obligations. In addition, it may not be possible to hedge at all against certain risks.

High Yield Securities. Hedge Funds may invest in particularly risky investments that also may offer the potential for correspondingly high returns. High-yield securities (commonly referred to as “junk bonds”) are typically rated below investment grade by one or more of the rating agencies or, if not rated, are determined to be of equivalent quality by the Portfolio Managers and are sometimes considered speculative. Investments in high-yield securities or “junk bonds” involve special risks in addition to the risks associated with investments in higher rated securities. High-yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated securities. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Illiquid Investments. Investments held by the Hedge Funds may be or become illiquid which may affect the ability of the Hedge Funds to exit such investments and the returns made by the Hedge Funds. Such illiquidity may result from various factors, such as the nature of the instrument being traded, or the nature and/or maturity of the market in which it is being traded, the size of the position being traded, or because there is no established market for the relevant securities. Even where there is an established market, the price and/or liquidity of instruments in that market may be materially affected by certain factors.  Securities and commodity exchanges typically have the right to suspend or limit trading in any instrument traded on that exchange. It is also possible that a governmental authority may suspend or restrict trading on an exchange or in particular securities or other instruments traded.  A suspension could render it difficult for the Hedge Funds to liquidate positions and thereby might expose the Hedge Funds to losses.

Investment Companies. Hedge Funds may invest in securities of other investment companies, including closed-end investment companies, ETFs and business development companies, subject to limitations prescribed by the 1940 Act. Hedge Funds indirectly will bear their proportionate share of any management fees and other expenses paid by the investment companies in which the Hedge Fund invests in addition to the fees and expenses the Hedge Fund bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve duplicative management and advisory fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or OTC at a premium or a discount to their NAV per share. Others are continuously offered at NAV per share but may also be traded in the secondary market.

Leverage.  The use of leverage by the Hedge Funds can substantially increase the adverse impact of risks to which an investment in the Hedge Fund may be subject. The cumulative effect of the use of leverage by Hedge Funds in a market that moves adversely to such Hedge Funds could result in a substantial loss to the Hedge Fund, which would be greater than if the Hedge Funds were not leveraged. As a result, if the Master Fund’s losses with respect to any Hedge Fund were to exceed the amount of capital invested in that Hedge Fund, the Master Fund could lose its entire investment. Leverage increases the risk and volatility of Hedge Funds and, as a consequence, the Funds’ risk and volatility. To the extent that Hedge Funds use leverage, the rates at which they can borrow will affect their returns. In the event of a sudden, precipitous drop in value of a Hedge Fund’s assets, the Hedge Fund might not be able to liquidate assets quickly enough to repay its borrowings, or provide additional collateral, resulting in a forced liquidation at an inopportune time and further magnifying the losses incurred by the Hedge Fund, and therefore the losses incurred by Funds.

Master Limited Partnerships. Hedge Funds may invest in Master Limited Partnerships (“MLPs”). Certain companies are organized as MLPs in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Hedge Fund that invests in a MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. The risks of investing in a MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Mortgage-Backed and Asset-Backed Securities. Mortgage-related (including mortgage-backed) and asset-backed securities are securities whose values are based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities, and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers and the creditworthiness of the parties involved. The Portfolio Managers’ ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-related and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment. On the other hand, if interest rates rise, there may be fewer repayments, which would cause the average bond maturity to rise and increase the potential for a Hedge Fund to lose money.

New Issue Investments.  The rules of Financial Industry Regulatory Authority, Inc. (“FINRA”) regulate securities firms’ activities related to the sale of “new issues” (as defined under applicable FINRA rules) to investment funds if “restricted” persons (generally, people engaged in the securities industry) hold beneficial interests in such investment funds. As a result, to comply with FINRA Rules, where the Hedge Funds participate in new issues, the Hedge Funds may only invest where restricted persons’ participation in the gains or losses from such investments is limited. Alternatively, the Hedge Funds may, in the Portfolio Managers’ absolute discretion, elect not to participate in new issues. As a result, all of the Shareholders would be unable to participate in profits attributable to investments in new issues, even where certain Shareholders would not otherwise be so restricted.

Off-Exchange Transactions.  Certain transactions, such as spot and forward contracts and options thereon may not be traded on any exchange (“off-exchange transactions”), and banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Hedge Funds may enter into such off-exchange transactions. Off-exchange transactions are not regulated, and contracts related to such off-exchange transactions are not guaranteed by an exchange or clearing house. Consequently, trading in these contracts is subject to more risks than futures or options trading on regulated exchanges, including, but not limited to, the risk that a counterparty will default on an obligation. The counterparties will typically not be required to post collateral. Off-exchange transactions are also subject to legal risks, such as the legal incapacity of a counterparty to enter into a particular contract or the declaration of a class of contracts as being illegal or unenforceable.

Options. An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price (the “strike price” or “exercise price”) at or before a certain time (the “expiration date”). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. A Hedge Fund may purchase (buy) or write (sell) put and call options on assets, such as securities, currencies and indices of debt and equity securities (“underlying assets”) and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Hedge Funds may include European, American and Bermuda-style options. If an option is exercisable only at maturity, it is a “European” option; if it is also exercisable prior to maturity, it is an “American” option; if it is exercisable only at certain times, it is a “Bermuda” option.

If a Portfolio Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Hedge Fund’s investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Hedge Fund’s NAV and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Preferred Securities. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or noncumulative, participating or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

Private Equity. Investment in private equity involves the same types of risks associated with an investment in any operating company. However, securities issued by private partnerships may be more illiquid than securities issued by other funds generally, because the partnerships’ underlying investments tend to be less liquid than other types of investments.

Portfolio Turnover. The Hedge Funds may invest and trade their portfolio securities on the basis of certain short-term market considerations. Hedge Funds are not generally restricted in effecting transactions by any limitation with regard to its portfolio turnover rate, and the turnover rate with respect to certain Hedge Funds is expected to be significant, which will result in significant transaction costs and thereby reduce the investment performance of the Hedge Fund and correspondingly the Funds.

Real Estate. A Hedge Fund may be exposed to real estate risk through investments in real estate investment trusts (“REITS”) and other real estate companies. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own (e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types). Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

To the extent that a Hedge Fund invests in REITs, the Hedge Fund is subject to the risks associated with the direct ownership of real estate, including but not limited to: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates.

REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Some REITs may have limited diversification and may be subject to risks inherent to investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs also involve risks such as refinancing, interest rate fluctuations, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing.

Reverse Repurchase Agreements. A Hedge Fund may enter into reverse repurchase agreements with banks or broker/dealers, which involve the sale of a security by a Hedge Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Hedge Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or obligations, held by a Hedge Fund, with an agreement to repurchase the obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The use of reverse repurchase agreements by a Hedge Fund creates leverage that increases a Hedge Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Hedge Fund’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. If the buyer of the obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

Short Sales. In a short sale transaction, a Hedge Fund sells a security it does not own in anticipation of a decline in the market value of that security. To enter into a short sale, a Hedge Fund borrows the security and delivers it to a buyer. To close out the short sale, the Hedge Fund purchases the security borrowed at the market price and returns it to the party from which it originally borrowed the security. The price at the time a Hedge Fund closes out a short sale may be more or less than the price at which the Hedge Fund sold the security to enter into the short sale. Until the Hedge Fund replaces the security, the Hedge Fund is required to pay to the lender amounts equal to any dividend, which accrues during the period of the loan. To borrow the security, the Hedge Fund also may be required to pay a premium, which would increase the cost of the security sold. There may also be other costs associated with short sales. A Hedge Fund will incur a loss as a result of the short sale if the price of the security increases between the date when the Hedge Fund enters into the sale and the date when the Hedge Fund closes out the short position. The Hedge Fund will realize a gain if the security declines in price between those dates. During the time that a Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Hedge Fund is unable to borrow the same security from another lender. If that occurs, the Hedge Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero.

In a short sale “against the box,” a Hedge Fund enters into a short sale of a security that the Hedge Fund owns or has the right to obtain the security or one of like kind and amount at no additional cost. The effect of a short sale against the box is to “lock in” appreciation of a long position by hedging against a possible market decline in the value of the long position. The short sale against the box counterbalances the related long position such that gains in the long position will be offset by equivalent losses in the short position, and vice versa. In some cases, the proceeds of the short sale are retained by the broker pursuant to applicable margin rules. If a broker with whom the Hedge Fund has open short sales were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales. If a Hedge Fund effects a short sale of securities against the box at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Hedge Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.

Regulatory authorities in the U.S. and other countries have in the past, and may in the future, prohibit or restrict the ability of Hedge Funds to fully implement their short-selling strategy, either generally or with respect to certain issuers, industries or countries, which may impact the Hedge Funds’ ability to fully implement their investment strategies. Certain foreign countries have adopted, and others may adopt, rules restricting the short-selling of certain stocks. Typically, these restrictions have been focused on financial stocks. The duration and scope of these restrictions have varied from country to country. Should similar prohibitions or restrictions occur, especially during periods of market turmoil, a Hedge Fund (particularly a Hedge Fund that utilizes short selling as a significant portion of its investment strategy) may be forced to cover short positions more quickly than otherwise intended and may suffer losses as a result. Such prohibitions or restrictions may also adversely affect the ability of the Funds to execute their investment program. The SEC recently adopted amendments to Regulation SHO under the Securities Exchange Act of 1934, as amended (“Exchange Act”), that restrict the ability to engage in a short sale at a price that is less than or equal to the current best bid if the price of the covered security has decreased by 10% or more from the covered security’s closing price as of the end of the prior day (“a short sale-related circuit breaker”).

Securities Lending. Hedge Funds may lend their portfolio securities to brokers, dealers and financial institutions. By lending its securities, a Hedge Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Hedge Fund. Generally, such loans will be secured by collateral in cash or U.S. government securities maintained on a current basis in an amount at least equal to 100% of the current market value of the securities loaned. As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Hedge Fund. A Hedge Fund also bears the risk that the borrower may fail to return the securities in a timely manner or at all, either because the borrower fails financially or for other reasons. A Hedge Fund could experience delays and costs in recovering the loaned securities or in gaining access to and liquidating the collateral, which could result in actual financial loss, and which could interfere with portfolio management decisions or the exercise of ownership rights in the loaned securities.

While securities are on loan, a Hedge Fund is subject to the risk that: (i) the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults; (ii) the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan; (iii) the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for amount of the collateral posted; (iv) the borrower may use the loaned securities to cover a short sale, which may place downward pressure on the market prices of the loaned securities; and (v) return of loaned securities could be delayed and could interfere with portfolio management decisions.

Small Cap Stocks. The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with market capitalizations that are small compared to other publicly traded companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of small-capitalization companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the- counter market or on a regional exchange, or may otherwise have limited liquidity.

Swaps. Hedge Funds may enter into equity, interest rate, index, currency rate, total return and other types of swap agreements. The transactions are entered into in an attempt to obtain a particular return without the need to actually purchase the reference asset. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Hedge Funds’ exposure to long-term or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates.

Swap agreements will tend to shift investment exposure from one type of investment to another.  For example, if a Hedge Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Hedge Fund’s exposure to U.S. interest rates and increase their exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Hedge Funds’ portfolios.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A Hedge Fund may act as either the buyer or the seller of a credit default swap.

Credit default swaps allow a Hedge Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by the Hedge Fund, the Hedge Fund must be prepared to make such payments when due. If the Hedge Fund is the credit default protection seller, the Hedge Fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If the Hedge Fund is the credit default protection buyer, the Hedge Fund will be required to pay premiums to the credit default protection seller.

When-Issued and Forward Commitment Securities. Hedge Funds may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis for hedging or speculative purposes. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Hedge Fund. There is a risk that the security could be worth less when it is issued than the price the Hedge Fund agreed to pay when it made the commitment. Similarly, a Hedge Fund may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedure and risks exist for forward commitments as for when-issued securities.

Value Securities. Certain Hedge Funds may invest in companies that may not be expected to experience significant earnings growth, but whose securities their Portfolio Managers believe are selling at a price lower than their true value. Companies that issue such “value stocks” may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. The principal risk of investing in value stocks is that they may never reach what the Portfolio Manager believes is their full value or that they may go down in value. If a Portfolio Manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of that company’s securities may decline or may not approach the value that the Portfolio Manager anticipates.

Risks Related to the Investment Strategies of the Hedge Funds

This section discusses risks relating to the types of investment strategies that are expected to be made by the Hedge Funds. It is possible that Hedge Funds will engage in an investment strategy that is not described below, and any such investment strategy will be subject to its own particular risks.

General. Certain of the Portfolio Managers will, among other things, seek to utilize specialized investment strategies, follow allocation methodologies, apply investment models or assumptions, achieve a certain level of performance relative to specified benchmarks, and enter into hedging and other strategies intended, among other things, to affect the Hedge Funds’ performance, risk levels, and/or market correlation. There can be no assurance that any Portfolio Manager will have success in achieving any goal related to such practices.  The Portfolio Managers may be unable to, or may choose in their judgment, not to seek to achieve such goals.

The success of a Portfolio Manager’s trading activities will depend on, among other things, the Portfolio Manager’s ability to identify overvalued and undervalued investment opportunities and to exploit price discrepancies in the capital markets. Identification and exploitation of the investment strategies to be pursued by a Portfolio Manager involves a high degree of uncertainty. No assurance can be given that the Portfolio Managers will be able to locate suitable investment opportunities in which to deploy all their capital. A reduction in the volatility and pricing inefficiency of the markets in which a Portfolio Manager may seek to invest, as well as other market factors, will reduce the scope for a Portfolio Manager’s investment strategies. Furthermore, certain investment strategies involve counterparty risk (i.e., the risk that the counterparty fails to fulfill its contractual obligations under the terms of the instrument) and such instrument may not perform in the manner expected by the counterparties, thereby resulting in greater loss or gain to the investor.

Long/Short Equity.  Long/short equity strategies generally seek to generate capital appreciation through the establishment of both long and short positions in equities or fixed income, by purchasing undervalued securities and selling overvalued securities to generate returns and to hedge out some portion of general market risk.  If a Portfolio Manager’s analysis is incorrect or based on inaccurate information, these investments may result in significant losses to the Hedge Funds. Since a long/short strategy involves identifying securities that are generally undervalued (or, in the case of short positions, overvalued) by the marketplace, the success of the strategy necessarily depends upon the market eventually recognizing such value in the price of the security, which may not necessarily occur, or may occur over extended time frames that limit profitability. Positions may undergo significant short-term declines and experience considerable price volatility during these periods. In addition, long and short positions may or may not be related. If the long and short positions are not related, it is possible to have investment losses in both the long and short sides of the portfolio. Long/short strategies may increase the exposure of the Funds or Hedge Funds to risks relating to, among others, leverage, portfolio turnover, concentration of investment portfolio, equity securities, growth securities, value securities, hedging transactions, new issue investments and short sales. These risks are further described under their respective headings in “Risks Related to the Types of Investments Utilized by the Hedge Funds.”

Convertible Bond Arbitrage. This strategy entails the risk that the Portfolio Managers are incorrect as to the relative valuation of the convertible security and the underlying equity securities or that factors unrelated to the issuer, such as actions of the Federal Reserve or government agencies, may have unexpected impacts on the value of the fixed income or equity markets, potentially adversely affecting the Hedge Fund’s hedged position. Recent market events caused Hedge Funds to sell large amounts of convertible securities, which adversely affected the market price of convertible securities. Convertible arbitrage strategies tend to be highly leveraged.  It is possible that in a market decline, a Hedge Fund will be forced out of its long position because of an inability to provide additional collateral. The risks of convertible securities are further described in “Risks Related to the Types of Investments Utilized by the Hedge Funds - Convertible Securities.”

Merger/Risk Arbitrage. A Hedge Fund may invest in companies involved in (or which are the target of) acquisition attempts or takeover or tender offers or mergers or companies involved in work-outs, liquidations, demergers, spin-offs, reorganizations, bankruptcies, share buy-backs and other capital market transactions or “special situations.” The level of analytical sophistication, both financial and legal, necessary for a successful investment in companies experiencing significant business and financial distress is unusually high.  There is no assurance that the Portfolio Managers will correctly evaluate the nature and magnitude of the various factors that could, for example, affect the prospects for a successful reorganization or similar action. There exists the risk that the transaction in which such business enterprise is involved either will be unsuccessful, take considerable time or will result in a distribution of cash or a new security the value of which will be less than the purchase price of the security or other financial instrument in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, or takes more time than anticipated, the Hedge Fund may be required to sell its investment at a loss. As there may be uncertainty concerning the outcome of transactions involving financially troubled companies in which a Hedge Fund may invest, there is potential risk of loss by the Hedge Fund of its entire investment in such companies. In some circumstances, investments may be relatively illiquid making it difficult to acquire or dispose of them at the prices quoted on the various exchanges. Accordingly, a Hedge Fund’s ability to respond to market movements may be impaired and consequently the Hedge Fund may experience adverse price movements upon liquidation of its investments, which may in turn adversely affect the Hedge Fund. Settlement of transactions may be subject to delay and administrative uncertainties. An investment in securities of a company involved in bankruptcy or other reorganization and liquidation proceedings ordinarily remains unpaid unless and until such company successfully reorganizes and/or emerges from bankruptcy, and the Hedge Fund may suffer a significant or total loss on any such investment during the relevant proceedings.

Investing in securities of companies in a special situation or otherwise in distress requires active monitoring by the Portfolio Managers of such companies and may, at times, require active participation by the Hedge Fund (including by way of board membership or corporate governance oversight), in the management or in the bankruptcy or reorganization proceedings of such companies. Such involvement may restrict the Hedge Fund’s ability to trade in the securities of such companies. It may also prevent the Hedge Fund from focusing on matters relating to other existing investments or potential future investments of the Hedge Fund. In addition, as a result of its activities, the Hedge Fund may incur additional legal or other expenses, including, but not limited to, costs associated with conducting proxy contests, public filings, litigation expenses and indemnification payments to the investment manager or persons serving at the investment manager’s request on the boards of directors of companies in which the Hedge Fund has an interest. It should also be noted that any such board representatives have a fiduciary duty to act in the best interests of all shareholders, and not simply the Funds or the Hedge Fund, and thus may be obligated at times to act in a manner that is adverse to the Funds’ or a Hedge Fund’s interests. The occurrence of any of the above events may have a material adverse effect on the performance of a Hedge Fund and consequently the Funds.

Distressed Debt. Distressed debt strategies invest in debt or equity securities of companies in or near bankruptcy or involved in the reorganization stage with the goal of capitalizing on inefficiencies associated with pricing such illiquid securities. Hedge Funds differ in terms of the level of the capital structure in which they invest, the stage of the restructuring process at which they invest, and the degree to which they become actively involved in negotiating the terms of the restructuring.

Risks Related to the Management and Operations of the Hedge Funds

No Prior Operating History. Certain Hedge Funds may have no prior or limited operating history upon which Private Advisors can evaluate their potential performance. The past investment performance of funds managed by Portfolio Managers in which the Master Fund invests or expect to invest may not be construed as an indication of the future results of an investment in the Feeder Fund.

Registration Under the 1940 Act and Advisers Act.  Hedge Funds generally are not registered as investment companies under the 1940 Act and, therefore, the Master Fund as an investor in Hedge Funds will not have the benefit of the protections afforded by the 1940 Act. Portfolio Managers may not be registered as investment advisers under the Advisers Act, in which case the Master Fund as an investor in Hedge Funds managed by such Portfolio Managers will not have the benefit of certain of the protections afforded by the Advisers Act.

Non-Voting Securities. The Fund may hold its interest in a Hedge Fund in non-voting form. This limitation on owning voting interests is intended to ensure that a Hedge Fund is not deemed an “affiliated person” of the Master Fund for purposes of the 1940 Act, which may, among other things, potentially impose limits on transactions with the Hedge Fund, both by the Master Fund and other clients of the Advisors. To limit its voting interests in certain Hedge Funds, the Master Fund may (i) purchase non-voting interests in Hedge Funds, or (ii) enter into contractual arrangements under which the Master Fund irrevocably waives its rights (if any) to vote its interests in a Hedge Fund. The Fund will not receive any consideration in return for entering into a voting waiver arrangement. In addition, other funds or accounts managed by the Advisors may waive their voting rights in a particular Hedge Fund. Subject to the oversight of the Board, the Advisors will decide whether to waive such voting rights and, in making these decisions, will consider the amounts (if any) invested in by the Advisors in the particular Hedge Fund. These voting waiver arrangements may increase the ability of the Master Fund to invest in certain Hedge Funds.

However, to the extent the Master Fund (i) holds non-voting interests, or (ii) contractually foregoes the right to vote its interests in a Hedge Fund, the Master Fund will not be able to vote on matters that require the approval of the interest holders of the Hedge Fund, including matters that may be adverse to the Master Fund’s interests. This restriction could diminish the influence of the Master Fund in a Hedge Fund, as compared to other investors in the Hedge Fund, and could adversely affect the Master Fund’s investment in the Hedge Fund, which could result in unpredictable and potentially adverse effects on the Funds.

Limited Liquidity of Hedge Funds. Hedge Fund interests (i) may be or may become illiquid, (ii) their marketability may be restricted, and (iii) the realization of investments from them may take a considerable time and/or be costly. Hedge Funds may have restrictions that allow redemptions only at specific infrequent dates with considerable notice periods, and apply lock-ups and/or early withdrawal fees. The Fund’s ability to withdraw monies from or invest monies in Hedge Funds with such restrictions will be limited, especially in the case of Hedge Funds that are private equity funds, and such restrictions will limit the Master Fund’s flexibility to reallocate such assets among other Hedge Funds. In addition, Hedge Funds may have the ability to indefinitely suspend the right of their investors to redeem their investment during periods of exceptional market conditions, such as those recently experienced, and such suspension may occur for an extended period of time or as a prelude to liquidation of the Hedge Fund. Consequently, the Master Fund’s investments in a Hedge Fund could depreciate in value during the time a redemption is delayed, and the Master Fund would be precluded from redeploying its capital to more advantageous investment opportunities. The risk of illiquidity in hedge funds is exemplified by the recent market turmoil in which a number of hedge funds suspended redemptions, resulting in the inability of investors to obtain liquidity in their holdings. Hedge Funds also may be able to divide their portfolio assets into liquid and illiquid pools of assets and distribute the illiquid securities or interests in the illiquid securities to the Master Fund. Therefore, it may be difficult for the Master Fund to sell or realize its investments in the Hedge Funds in whole or in part.

Strategy Risk.  Strategy risk is associated with the failure or deterioration of an entire strategy such that most or all investment managers employing that strategy suffer losses. Strategy specific losses may result from excessive concentration by multiple Portfolio Managers in the same investment or general economic or other events that adversely affect particular strategies (e.g., the disruption of historical pricing relationships). The strategies employed by the Portfolio Managers may be speculative and involve substantial risk of loss in the event of such failure or deterioration. There can be no assurance that the trading strategies employed by a Portfolio Manager will be successful. For example, the proprietary models used by a Portfolio Manager may not function as anticipated during unusual market conditions. Furthermore, while each Portfolio Manager may have a performance record reflecting its prior experience, this performance cannot be used to predict future profitability.

Use of Multiple Portfolio Managers. No assurance can be given that the collective performance of the Portfolio Managers will result in profitable returns or avoid losses for the Funds.  Positive performance achieved by one or more Portfolio Managers may be neutralized by negative performance experienced by other Portfolio Managers.

Convergence Risk.  The Fund may invest in Hedge Funds whose Portfolio Managers take long positions in securities believed to be undervalued and short positions in securities believed to be overvalued. In the event that the perceived mispricings underlying one or more Portfolio Managers’ trading positions were to fail to converge toward, or were to diverge further from, relationships expected by such Portfolio Managers, the Funds may incur significant losses.

Access to Information from Portfolio Managers. Private Advisors will request information from Portfolio Managers regarding their historical performance and investment strategy. Private Advisors will also monitor the performance of underlying investments on a continuing basis as such information is made available to Private Advisors by the Portfolio Managers. However, Private Advisors may not always be provided with such information because certain of this information may be considered proprietary information by a particular Portfolio Manager or for other reasons. This lack of access to independent information is a significant investment risk. Furthermore, NAVs received by, or on behalf of, the Master Fund from each Portfolio Manager will typically be estimates only, subject to revision through the end of each Hedge Fund’s annual audit, which may occur on a date other than the Funds’ fiscal year-end. Revisions to the Funds’ gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the Funds’ annual audit is completed.

Emerging Managers. The Fund may invest in Hedge Funds that are managed by Portfolio Managers that have managed funds for a relatively short period of time (“Emerging Managers”). The previous experience of Emerging Managers is typically in trading proprietary accounts of financial institutions or managing unhedged accounts of institutional money managers or other investment firms. Because Emerging Managers may not have direct experience managing alternative funds, including experience with financial, legal or regulatory considerations unique to alternative fund management, and because there is generally less information available on which to base an opinion of such Emerging Managers’ investment and management expertise, investments with Emerging Managers may be subject to greater risk and uncertainty than investments with more experienced alternative fund managers.

Reliance on Key Individuals.  The success of the investment program of the Funds will be significantly dependent upon the Portfolio Managers and their expertise and ability to attract and retain suitable staff. The success of a particular Hedge Fund will be dependent on the expertise of the Portfolio Manager for that Hedge Fund. Incapacitation or loss of key people within a Hedge Fund may adversely affect such Hedge Fund and thereby the Funds. Many Portfolio Managers may have only one or a limited number of key individuals. The loss of one or more individuals from a Portfolio Manager could have a material adverse effect on the performance of such Hedge Fund which, in turn, could adversely affect the performance of the Funds.

Portfolio Manager Risk. Portfolio Manager risk is the risk of loss due to fraud on the part of a Portfolio Manager, intentional or inadvertent deviations from the Portfolio Manager’s communicated investment strategy, including excessive concentration, directional investing outside pre-defined ranges or in new capital markets, excessive leverage and risk taking, or simply poor judgment. Although Private Advisors will seek to allocate the Master Fund’s assets to Portfolio Managers whom it believes will operate with integrity and sound operational and organizational standards, Private Advisors may have no, or only limited, access to information regarding the activities of the Portfolio Managers, and Private Advisors cannot guarantee the accuracy or completeness of such information. As a consequence, although Private Advisors will monitor the activities of the Portfolio Managers, it may be difficult, if not impossible, for Private Advisors to protect the Funds from the risk of Portfolio Manager fraud, misrepresentation or material strategy alteration. Private Advisors will have no control over the day-to-day operations of any of the Hedge Funds managed by the Portfolio Managers. As a result, there can be no assurance that every such Hedge Fund will conform its conduct to these standards. The failure of operations, information technology systems or contingency/disaster recovery plans may result in significant losses for the affected Hedge Funds.  Shareholders will have no direct dealings or contractual relationships with the Portfolio Managers.

Monitoring of Hedge Funds.  Although Private Advisors attempts to monitor the performance of all of the Hedge Funds, Private Advisors must ultimately rely on (i) the Portfolio Manager to operate in accordance with the investment guidelines governing the Hedge Fund, and (ii) the accuracy of the information provided to Private Advisors by the Portfolio Manager or the administrator of the Hedge Fund. Any failure of the Portfolio Manager to operate within such guidelines or to provide accurate information with respect to such Hedge Fund could subject the Funds to losses. Moreover, many of the strategies implemented by the Hedge Funds rely on the financial information made available by the issuers in which the Hedge Funds invest. Private Advisors has no ability to independently verify the financial information disseminated by the issuers in which the Hedge Funds invest, and is dependent upon Portfolio Managers’ judgment about the integrity of both the management of these issuers and the financial reporting process in general.

Potential Conflicts of Interest Involving Portfolio Managers.  Certain of the Portfolio Managers may engage in other forms of related and unrelated activities in addition to advising Hedge Funds. They may also make investments in securities for their own account. Activities such as these could detract from the time a Portfolio Manager devotes to the affairs of Hedge Funds. In addition, certain of the Portfolio Managers may engage affiliated entities to furnish brokerage services to Hedge Funds and may themselves provide market making services, including acting as a counterparty in stock and over-the-counter transactions. As a result, in such instances, the choice of broker, market maker or counterparty made by a Hedge Fund and the level of commissions or other fees paid for such services (including the size of any mark-up imposed by a counterparty) may not have been made at arm’s length.

Proprietary Investment Strategies.  The Portfolio Managers may use proprietary investment strategies or complex models that are based on considerations and factors that are not fully disclosed to Private Advisors. The Portfolio Managers generally use investment strategies that differ, and involve greater risk and expense, from those typically employed by traditional managers of portfolios of stocks and bonds. These strategies may involve risks that are not anticipated by the Portfolio Managers or Private Advisors.

Prime Brokers and Custodians Under arrangements between the Hedge Funds and their prime brokers or custodians, the prime brokers and custodians generally will have the right to (i) identify as collateral, (ii) rehypothecate, or (iii) otherwise use for their own purposes assets held by them for the Hedge Funds. Legal and beneficial title to such assets may therefore be transferred to the relevant prime broker and custodian. Similarly, any cash of the Hedge Funds held or received by or on behalf of a prime broker or custodian may not be treated as client money and may not be subject to the client money protections conferred by the client rules of FINRA or equivalent rules of other regulators to which such prime broker or custodian may be subject. Accordingly, the cash of the Hedge Funds may also constitute collateral and may not be segregated from the cash of the prime brokers and custodians. Consequently, Hedge Funds may rank as an unsecured creditor in respect of such assets and cash on the insolvency of a prime broker and custodian and might not be able to recover such assets and cash in full. The inability of Hedge Funds to recover such cash could have a material adverse effect on the Funds’ performance and returns to Shareholders. For example, the bankruptcy of Lehman Brothers Holdings Inc. materially and adversely affected the operations of funds that used Lehman Brothers Holdings Inc. as a prime broker.

Side Letters and Other Agreements.  Portfolio Managers and Hedge Funds may enter into separate agreements with certain of their investors, such as those affiliated with the Portfolio Managers or Hedge Funds, or those deemed to involve a significant or strategic relationship. Such agreements may provide more beneficial terms to investors other than the Master Fund by waiving certain terms or allowing such investors to invest on different terms than those on which the Master Fund has invested, including, without limitation, with respect to fees, liquidity, changes in redemption terms, key man provisions, notification upon the occurrence of certain events (in some instances including the ability to redeem upon the occurrence of certain events), “most favored nation” clauses and disclosure of certain information. Under certain circumstances, these agreements could create preferences or priorities for such investors. For example, a Hedge Fund may offer certain of its investors additional or different information and reporting than that offered to the Master Fund. Such information may provide the recipient greater insights into the Hedge Fund’s activities as compared to the Master Fund in its capacity as an investor in such Hedge Fund, thereby enhancing the recipient’s ability to make investment decisions with respect to the Hedge Fund, and enabling such investor to make more informed decisions than the Master Fund about redeeming from the Hedge Fund. Any resulting redemption could force the Hedge Fund to sell investments at a time when it might not otherwise have done so or for a price less than their deemed fair market value, which will adversely affect the Master Fund as a remaining investor in the relevant Hedge Fund.

Private Advisors may in certain circumstances attempt to negotiate separate agreements with Portfolio Managers or Hedge Funds. No assurance can be given that any such agreement, if entered into, will be respected by the applicable Portfolio Manager or Hedge Fund or that such agreement would be enforceable in accordance with its terms. Further, there may be situations in which regulatory requirements, investment objectives, the timing of investments, historical relationships with a Portfolio Manager or other considerations will result in differences between the Master Fund and a Portfolio Manager’s other clients in terms of the availability of the benefits of any such agreements. Furthermore, there may be circumstances where the benefit provided cannot be exercised by all Hedge Fund investors simultaneously or where one investor directly or indirectly receives a greater benefit due to the participation by another investor. In addition, although Private Advisors may negotiate terms that it considers more advantageous overall, concessions may be required to obtain such terms.

Performance Fees and Management Fees. Portfolio Managers may receive compensation calculated by reference to the performance of the Hedge Funds managed by them. Such compensation arrangements may create an incentive to make investments that are riskier or more speculative than would be the case if such arrangements were not in effect. In addition, because performance-based compensation is calculated on a basis that includes unrealized appreciation of Hedge Fund assets, such performance-based compensation may be greater than if such compensation were based solely on realized gains. Furthermore, Portfolio Managers may receive compensation calculated by reference to their assets under management.  Such compensation arrangements may create an incentive to increase their assets under management regardless of their ability to effectively and optimally invest them.

Capacity Limitations of Hedge Funds. Hedge Funds may place limitations on the amount of, or number of persons whose, money they will manage. In addition, new rules and regulations may result in additional limitations or restrictions being placed by Portfolio Managers on the types of investors or assets that Hedge Funds may accept. Moreover, as a result of the convergence of the hedge fund and private equity markets and recent regulatory developments, many Hedge Funds have lengthened liquidity terms, which may be more or less compatible with the liquidity requirements of the Funds and therefore result in differences in portfolio composition. Any such restrictions or limitations could prevent Private Advisors from allocating assets of the Master Fund to certain Portfolio Managers and Hedge Funds with which Private Advisors would otherwise like to invest. In addition, when Hedge Fund capacity is constrained, allocation decisions may be made on a non-pro rata basis among the Master Fund or other Private Advisors-advised funds, for example, so as to avoid small allocations or to increase existing below-target allocations before building new positions.

Certain Portfolio Managers to which Private Advisors might desire to allocate assets may be unwilling to accept an investment from the Master Fund because of its status as a registered fund under the 1940 Act and the additional regulatory compliance and reporting burdens imposed on the Portfolio Managers as a result of such status.

If Private Advisors’ ability to make allocations to Hedge Funds is limited or restricted with respect to the Master Fund, the Funds’ investment objective, and thus their returns, could be negatively impacted. Furthermore, because of these capacity limitations, it is likely that the Master Fund’s portfolio and the portfolios of other accounts managed by Private Advisors will have differences in the specific investments held in their portfolios even when their investment objectives are the same or similar. These distinctions will result in differences in portfolio performance.

Ownership of Underlying Investments.  When deciding whether to invest, or continue investing in, Hedge Funds, Private Advisor carries out no independent investigation of the ownership of the assets of the Hedge Fund or the administrator to the Hedge Fund. Instead, Private Advisors relies on audited accounts and other financial information provided to it by the Hedge Fund.  In the event that Hedge Funds do not own or there is a defect in the ownership of the underlying investments, this could have an adverse impact on the ability of the Funds to achieve their investment objective.

Disposition of Hedge Fund Securities. In connection with the disposition of securities of the Hedge Funds, the Master Fund may be required to make representations about the business and financial affairs of the relevant Hedge Fund typical of those made in connection with the sale of any security or business. The Fund may also be required to indemnify the purchasers of such securities of the Hedge Fund to the extent that any such representation turns out to be inaccurate. These arrangements may result in contingent liabilities, which may ultimately have to be funded by the Master Fund.

Currency Hedging. Where Hedge Funds offer interests denominated in currencies other than the U.S. Dollars, the Hedge Fund may endeavor to hedge its exposure to such currency. The Fund will have no control over the manner in which such Hedge Fund accounts for the profits, losses, and expenses associated with such hedging activities. It is possible that there could be cross liability among all classes of shares of such Hedge Fund, and thus, the costs associated with such hedging activities may be allocated to the class of shares held by the Master Fund, even when such hedging activities do not directly relate to such class in the event that the assets of the relevant class are insufficient to meet such losses and expenses. As a result, the performance of such Hedge Fund (and, thus, the performance of the Funds) could be adversely affected.

Increasing Size and Maturity of Hedge Fund Markets. The identification of attractive investment opportunities is difficult and involves a high degree of uncertainty. The growth in recent years in the number of hedge funds and assets managed by such funds, together with the increase in other market participants may reduce the opportunities available for Private Advisors and the Portfolio Managers to make certain investments or adversely affect the terms upon which investments can be made. This could reduce the ability of the Hedge Fund to generate returns and/or reduce the quantum of these returns. Historic opportunities for some or all hedge fund strategies may be eroded over time while structural and/or cyclical factors may reduce opportunities for the Portfolio Managers temporarily or permanently.

In addition, it is possible that the Master Fund may have exposure to the same investment or securities through more than one Hedge Fund. Furthermore, the applicable Portfolio Managers could take opposing positions with respect to such securities, and thus the Master Fund’s exposure to such underlying security or investment could move against each other.

Non-U.S. Exchange Risk Exposure. Although securities held by the Hedge Funds are typically denominated in U.S. Dollars, certain Hedge Funds may invest in securities denominated, and may receive a portion of their income and gains, in currencies other than the U.S. Dollar. A reduction in the value of such other currencies relative to the U.S. Dollar prior to conversion into U.S. Dollars, as applicable, would adversely affect the NAV of the Hedge Fund and correspondingly, the NAV of the Funds.

Use of Financing Arrangements by Hedge Funds. A number of Hedge Funds depend upon the availability of credit to finance their investment strategies. The prime brokers, banks and dealers that may provide financing to Hedge Funds can apply essentially discretionary margin or other valuation policies. Changes by financing providers to these policies, or the imposition of other credit limitations or restrictions, may result in margin calls, loss of financing, forced liquidation of positions at disadvantageous prices or termination or cross defaults of transactions with the same or other dealers. These adverse effects may be compounded in the event that such limitations or restrictions are imposed suddenly and/or by multiple dealers or counterparties around the same time.

Brokerage Commissions and Transaction Costs. In selecting brokers or counterparties to effect portfolio transactions, Hedge Funds will be likely to consider such factors as price, the ability to effect the transaction, the reliability and financial responsibility and any research products or services provided. Such products and services generally may be of benefit to the Hedge Funds or to other clients of the relevant Portfolio Manager, but may not directly relate to transactions executed on behalf of such Hedge Fund. Accordingly, if a Portfolio Manager determines in good faith that the amount of commissions or transaction fees charged by the entity is reasonable in relation to the value provided, the relevant Hedge Fund may pay an amount greater than that charged by another entity.

Special Note Regarding Recent Market Events

From time to time, events in the financial sector may result in reduced liquidity in the credit and fixed income markets and an unusually high degree of volatility in the financial markets, both domestically and internationally. In the recent past, entire markets were impacted, but issuers with exposure to the real estate, mortgage and credit markets were particularly affected. The potential for market turbulence may have an adverse effect on the Master Fund’s and Hedge Funds’ investments. In the past, instability in the financial markets has led to the U.S. and other governments taking a number of unprecedented actions designed to support certain financial and other institutions and certain segments of the financial markets. In the future, federal, state, and foreign governments, regulatory agencies, and self-regulatory organizations could take actions that affect the regulation of the instruments in which the Master Fund and Hedge Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Funds’ and Hedge Funds’ ability to achieve their investment objectives.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Funds’ and Hedge Funds’ portfolio holdings. Also, macro factors (such as the European debt crisis and U.S. budget and debt limit impasses) have dominated the markets resulting in a high degree of correlation of asset classes, making it difficult for Hedge Funds to produce absolute returns that are not closely correlated with the debt or equity markets.

Limits of Risk Disclosure

The above discussion relates to various risks associated with the Funds, Shares, the investment program and Hedge Funds and is not intended to be a complete enumeration or explanation of the risks involved in an investment in the Feeder Fund. Prospective investors should read this entire Prospectus, subscription agreement and Declaration of Trust, and should consult with their own financial advisors before deciding whether to invest in the Feeder Fund. In addition, as the Funds’ investment program or market conditions change or develop over time, an investment in the Feeder Fund may be subject to risk factors not currently contemplated or described in this Prospectus.

The financial markets continue to evolve and financial products continue to be developed. The Fund reserves the right to invest in new financial products as they are developed or become more widely accepted.  As with any new financial product, these products will entail risks, including risks to which the Funds currently are not subject.

PERFORMANCE HISTORY

The Feeder Fund has no operating history. However, an investment vehicle is managed by Private Advisors using the same personnel that manage the Funds in accordance with an investment program that is substantially similar to the Funds’ investment program. Appendix A contains investment performance information for the other investment vehicle. The information is provided to illustrate the experience and historic investment results obtained by Private Advisors. IT SHOULD NOT BE VIEWED AS INDICATIVE OF THE FUTURE INVESTMENT PERFORMANCE OF THE FUND.

Prospective investors should carefully read the notes accompanying the investment performance charts in Appendix A. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE INVESTMENT RESULTS.

MANAGEMENT OF THE FUND

Board of Trustees

The Board oversees the actions of New York Life Investments, Private Advisors and the Distributor of the Feeder Fund’s Shares, NYLIFE Distributors LLC (“Distributor”), and decides on general policies governing the operations of the Funds. The Board also oversees the Funds’ officers, who conduct and supervise the daily business of the Funds.

Investment Manager and Subadvisor

In conformity with the stated policies of the Funds, New York Life Investments administers the Funds’ business affairs, and manages the investment operations of the Funds and the composition of the Master Fund’s portfolio, subject to the supervision of the Board. New York Life Investments, located at 51 Madison Avenue, New York, New York 10010, is a Delaware limited liability company. New York Life Investments commenced operations in April 2000, and is an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). As of [xxx], 2012, New York Life Investments and its affiliates managed approximately $[xxx] billion in assets.

New York Life Investments provides office space, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Funds. New York Life Investments has delegated its portfolio management responsibilities for the Funds to Private Advisors, and is responsible for supervising Private Advisors in the execution of its responsibilities.

New York Life Investments also pays the salaries and expenses of all personnel affiliated with the Funds, except for the Independent Trustees, and the bonus portion of the Funds’ Chief Compliance Officer’s (“CCO”) compensation, and all operational expenses that are not the responsibility of the Funds, including the fees paid to Private Advisors. Pursuant to a Management Agreement with the Funds, and in consideration of the management services provided by New York Life Investments to the Master Fund, the Master Fund pays New York Life Investments a management fee of [xxx]% per year (“Management Fee”), payable monthly at the rate of 1/12 of [xxx]% of the Master Fund’s month end NAV, before giving effect to repurchases or the Repurchase Fee (as defined below), but after giving effect to the Master Fund’s other expenses. The Feeder Fund will not pay a management fee to New York Life Investments so long as the Feeder Fund remains in the “master-feeder” structure, and invests substantially all of its assets, net of reserves maintained for reasonably anticipated expenses, in the Master Fund.

Under the supervision of New York Life Investments, Private Advisors manages the day-to-day investment operations of the Funds, (ii) seeks investment opportunities for the Master Fund, and (iii) monitors the performance of and makes investment and trading decisions with respect to the Master Fund’s investment portfolio. For these services, pursuant to a Subadvisory Agreement between New York Life Investments and Private Advisors, Private Advisors is paid a monthly fee by New York Life Investments out of its Management Fee, not the Funds.

Private Advisors, located at 1800 Bayberry Court, Suite 300, Richmond, VA 23226, is a Virginia limited liability company. Private Advisors commenced operations in January 1998, and is an affiliate of New York Life Investments. Private Advisors also serves a general partner or investment manager to several domestic and off-shore private equity and hedge fund of funds that employ a wide variety of investment strategies. As of September 30, 2011, Private Advisors and its affiliates managed approximately $3.5 billion in assets.

A discussion regarding the basis for the approval by the Feeder Fund’s Board, including the Independent Trustees, of the Management Agreement and Subadvisory Agreement will be available in the Feeder Fund’s first report sent to Shareholders.

Portfolio Management Team

The following section provides biographical information about the hedge fund investment team of Private Advisors primarily responsible for the investment management of the Funds. Additional information regarding the portfolio management team’s compensation, other accounts managed by the members of the portfolio management team and their ownership of shares of the Funds is available in the SAI.

Louis W. Moelchert, Jr., Managing Partner - Mr. Moelchert established Private Advisors, LLC in 1997.  Beginning in 1975, he managed the endowment for the University of Richmond for over 25 years and began investing in alternatives in the early 1980’s.  He also served as a committee member of the Virginia Retirement System from 1996 to 2000 and Chairman of the Investment Advisory Committee from 1998 to 2000.  He was also Chairman of the Commonfund Board of Trustees from 1993 to 1997 and served as a trustee from 1986 to 1998.  Mr. Moelchert received his M.S. in Accountancy and B.B.A. from the University of Georgia.

Charles M. Johnson, III, Partner. Mr. Johnson joined Private Advisors as a Partner in 2001. Prior to joining Private Advisors, Mr. Johnson founded Johnson Capital, LLC to act as a placement agent for offshore funds. Previously he was the President of EIM (USA), Inc., a hedge fund of funds group with offices in London and Geneva, Switzerland. At EIM, in addition to managing the New York office, his responsibilities included portfolio construction, manager selection, and due diligence for multi-manager funds. Prior to EIM, Mr. Johnson was a Director at Dubin and Swieca Capital Management, managers of multi-strategy hedge fund of funds as well as Highbridge Capital Corp., a multi-strategy equity arbitrage hedge fund. He has an M.B.A. from Tulane University and a B.A. from the University of North Carolina Chapel Hill, where he was a Morehead Scholar.

Louis W. “Chip” Moelchert, III, CFA, Partner. Mr. Moelchert joined Private Advisors in 2003. Prior to joining Private Advisors, Mr. Moelchert spent 10 years at Jefferson Capital Partners, Ltd., a boutique merchant bank that raised approximately $110 million in private equity capital with a focus on the healthcare, consumer and business services industries. He was a Partner at Jefferson Capital and focused predominately on the healthcare and business services segments. Prior to Jefferson Capital, Mr. Moelchert was an Associate Vice President/Portfolio Manager with the Asset Management division of Wheat First Butcher Singer, Inc. (now part of Wells Fargo Advisors). Mr. Moelchert received his B.S. from the University of Richmond and is a CFA charter holder and member of the CFA Institute.

Tim Berry, Partner. Mr. Berry joined Private Advisors, LLC in 2001.  Prior to joining Private Advisors, he was an Associate with Chesapeake Capital Corporation, a billion dollar hedge fund.  At Chesapeake, he was responsible for modeling and structuring multi-manager alternative investment products for institutional partners, custom quantitative analysis on behalf of investors, and performing due diligence on principals’ alternative asset investments.  Mr. Berry received a Masters Degree from Duke University and a B.A. with distinction from the University of Virginia and is a CFA charter holder and member of the CFA Institute.

Charles Honey, Managing Director.  Mr. Honey joined Private Advisors in 2007. Prior to joining the firm, he was Managing Partner and Founder of Rapidan Capital, LLC a registered investment advisor.  He is a former Managing Director of the hedge fund group at Morgens, Waterfall, Vintiadis & Company.  Prior to that, he was a Managing Director at Trainer, Wortham & Company, an investment management firm.  He began his career as an equity trader and research analyst for Woodward & Associates, a New York based hedge fund.  A native of Richmond, VA, Mr. Honey received a B.S. in Business Administration from Washington & Lee University.  In the past he has spoken on the use of value-based analysis and metrics in portfolio management at Stern Stewart’s EVA® Institute, the World Research Group’s EVA® Conference and in appearances on CNBC.

Michael Fuller, CFA, CPA, Partner. Mr. Fuller joined Private Advisors in 2001. Prior to joining Private Advisors, Mr. Fuller was a manager with PricewaterhouseCoopers, L.L.P and worked with financially and operationally challenged corporations focusing on cash flow and profitability issues, strategic assessment and business plan implementation.  He also managed negotiations with creditors, was responsible for the preparation of corporate and asset valuations and divestiture/merger of companies.  Mr. Fuller advised and negotiated on both debt restructurings and equity financings.  Mr. Fuller also served as a manager with NAVIGANT Consulting where he focused on corporate restructuring, business valuation and economic modeling. Prior to NAVIGANT, Mr. Fuller was an Auditor at Ernst & Young.  Mr. Fuller received an M.B.A. in Finance from Loyola College and a B.S. in Accounting/Finance from Washington & Lee University. Mr. Fuller is a CFA charter holder and member of the CFA Institute, and is a Certified Insolvency and Restructuring Advisor (CIRA).

Laura Baird, CFA, Director. Ms. Baird joined Private Advisors in 2007.  Prior to joining Private Advisors, Ms. Baird was a Vice President at Franklin Portfolio Associates, a quantitative asset manager with $32 billion under management.  Prior to joining Franklin Portfolio, Ms. Baird was an Analyst at 646 Advisors LLC, a Boston-based market-neutral hedge fund where she was responsible for investment selection and monitoring, as well as risk control within the financial services sector.  From 1998 to 2002, Ms. Baird was an Associate Analyst with Prudential Equity Group’s Small-Cap Quantitative Research team.  Her responsibilities included factor research, quantitative modeling, and small-cap market analysis.  Ms. Baird received her B.A. in Economics from the University of Richmond, and she is a CFA charter holder and member of the CFA Institute.

Macon Clarkson, CFA, Director. Ms. Clarkson joined Private Advisors in 2006.  Prior to joining Private Advisors, Ms. Clarkson was an Associate on the High Yield Syndicate desk at Lehman Brothers where she helped structure, market, price, and allocate high yield bond offerings.  From 2000 to 2003, Ms. Clarkson was an Analyst in the Global Leveraged Finance group at Lehman Brothers where she performed credit analysis, financial modeling, covenant analysis, and due diligence for potential and mandated bridge loan, leveraged loan and high yield bond transactions.  Ms. Clarkson received a B.S. with distinction in Commerce with concentrations in Finance and Management from the University of Virginia’s McIntire School of Commerce, and she is a CFA charter holder and member of the CFA Institute.

Bryan F. Durand, CFA, Director. Mr. Durand joined Private Advisors in 2010.  Prior to joining Private Advisors, Mr. Durand was a senior research analyst at MFC Global Investment Management (U.S.), LLC, where he provided fundamental research for several value-based investment strategies.  Prior to joining MFC, Mr. Durand was an equity research analyst at Thompson, Siegel & Walmsley, where he supported a small and mid-cap value team.  Earlier, Mr. Durand was a summer equity research associate at Smith Barney/Citigroup, a controller at Silverstream Software, Inc, and a senior auditor at Ernst and Young.  Mr. Durand holds an M.B.A. from Duke University’s Fuqua School of Business and a B.A. from the College of the Holy Cross, and is a CFA charter holder and member of the CFA Institute.

Administrator

The Funds have retained [xxx] (“Administrator”), whose principal business address is [xxx], to provide certain administrative, accounting, transfer agency and investor services to the Funds. Under the terms of an Administration Agreement with the Funds (“Administration Agreement”), the Administrator is responsible, directly or through its agents, for, among other things: reconciling cash and investment balances with the Funds’ custodian; calculating contractual expenses, including management fees; determining net income; arranging for the computation of the Funds’ NAV; preparing the Funds’ Statement of Assets and Liabilities and Statement of Operations; preparing the Funds’ annual and semi-annual reports; preparing monthly security transaction listings; maintaining the register of Shareholders, including any transfer or repurchase of Shares; arranging for the calculation of the issue and repurchase price of Shares; and issuing reports and transaction statements to Shareholders.

Pursuant to the Administration Agreement, the Administrator will also provide certain investor services to the Funds, including: maintaining the register of the Shareholders and enter on such register all issues, transfers and repurchases of interests in the Funds; arranging for the calculation of the issue and repurchase prices of interests in the Funds in accordance with its controlling document; preparing promissory notes promptly after the close of the tender period; and issuing reports and transaction statements to Shareholder. The Administrator is paid a monthly fee at an annual rate of [xxx] for these and other services it provides to the Funds.

The Administration Agreement may be terminated by either party, subject to the notice and other provisions set forth in such agreement.

Custodian

[xxx] (“Custodian”), a corporation organized under the laws of [xxx], serves as the Custodian of the assets of the Funds, and may maintain custody of such assets with U.S. and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Board.  Assets of the Funds are not held by the Advisors or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian, subcustodian or foreign custodians in a securities depository, clearing agency or omnibus customer account.  The Custodian’s principal business address is [xxx].

PLAN OF DISTRIBUTION

The Feeder Fund has entered into a Distribution Agreement (“Distribution Agreement”) with the Distributor, NYLIFE Distributors LLC, an affiliate of the Advisors located at 169 Lackawanna Avenue, Parsippany, NJ 07054, to provide for distribution of the Shares on a reasonable efforts basis, subject to various conditions. The Distributor may enter into selling agreements with various brokers, dealers, banks and other financial intermediaries (each a “Financial Intermediary” and collectively, “Financial Intermediaries”) that have agreed to participate in the distribution of the Shares and are members of FINRA.

Generally, Shares will be continuously offered on a monthly basis at a price equal to their then current NAV per Share, plus a sales load. The minimum required initial investment by each investor is $50,000, and the minimum subsequent investment is $10,000. The Feeder Fund, in its sole discretion, may accept investments below these minimums. A Financial Intermediary may establish higher minimum investment requirements than the Feeder Fund. The initial closing for purchases of Shares is anticipated to be on or about [xxx], but may be changed by the Feeder Fund in its sole discretion. It is the obligation of Financial Intermediaries to transmit orders received by them to the Distributor so they will be received in a timely manner.

The Feeder Fund, acting through the Distributor and the Financial Intermediaries, will have the sole right to accept orders to purchase Shares and reserves the right to reject any order in whole or in part. The offering may be terminated by the Feeder Fund or the Distributor at any time.

Financial Intermediaries that sell Shares may impose fees, terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions imposed by the Fund.  In this connection, a Financial Intermediary may charge a sales load of up to 3.00% of the purchase price of the Shares. The maximum sales charge of 3.00% will be charged for purchases of less than $249,000.  A sales charge of 2.00% will be charged for purchases of $250,000 or more, but less than $999,999.  A sales charge of 1.00% will be charged for purchases of $1,000,000 or more, but less than $4,999,999.  A sales charge of 0.50% will be charged for purchases of $5 million or more. Financial Intermediaries may waive the sales load for their customers who participate in wrap fee programs or have other fee-based arrangements with the Financial Intermediary. Current officers, trustees, directors or employees of the Feeder Fund, the Advisors and their affiliates and Financial Intermediaries may be eligible to purchase Shares at NAV without a sales load due to the minimal sales expenses associated with sales to these individuals.

The Feeder Fund has adopted a Shareholder Services Plan (“Services Plan”). Under the terms of the Services Plan, the Feeder Fund is authorized to pay to New York Life Investments, its affiliates, or the Financial Intermediaries, as compensation for services rendered to Shareholders, a shareholder service fee at the rate of 0.75% on an annualized basis of the Feeder Fund’s average daily net assets. Pursuant to the Services Plan, the Feeder Fund may pay for Shareholder services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing subscription and repurchase orders, communicating periodically with Shareholders and assisting Shareholders who have questions or other needs relating to their account. Because service fees are ongoing, over time they will increase the cost of an investment in the Feeder Fund and may cost more than certain types of sales charges.

The Services Plan provides that it may not take effect until approved by vote of a majority of both (i) the Board and (ii) the Independent Trustees. The Services Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Board and the Independent Trustees. The Services Plan provides that it may not be amended to materially increase the costs that Shareholders may bear under the Services Plan without the approval of a majority of both (i) the Board and (ii) the Independent Trustees, cast n person at a meeting called for the purpose of voting on such amendments. The Services Plan provides that the New York Life Investments shall provide to the Board, and the Board shall review at least quarterly, a written report of the amounts expended in connection with the performance of service activities, and the purposes for which such expenditures were made.

In addition, New York Life Investments or its affiliates may pay, out of their own assets, additional compensation to Financial Intermediaries in connection with the placement of Shares or the servicing of Shareholder accounts.

No market currently exists for the Shares. Shares will not be listed on any national securities exchange, and the Feeder Fund does not anticipate that a secondary market will develop for Shares. None of the Feeder Fund, the Advisors, the Distributor or the Financial Intermediaries intends to make a market in the Shares. The Distribution Agreement and selling agreements with Financial Intermediaries are terminable without penalty at any time by a vote of a majority of the Independent Trustees, or by a vote of the holders of a majority of the outstanding Shares. Furthermore, each agreement terminates automatically in the event of its assignment.

The Feeder Fund has agreed to indemnify the Distributor and hold the Distributor harmless against, or contribute to losses arising out of, certain liabilities, including liabilities under the Securities Act, except for any liability to the Feeder Fund or its investors to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by its reckless disregard of its obligations and duties under its agreement with the Feeder Fund.

DIVIDEND REINVESTMENT PLAN

Unless the Shareholders elect to receive cash by contacting [xxx] (“Plan Administrator”), the administrator for Shareholders in administering the Feeder Fund’s Dividend Reinvestment Plan (“Plan”), all dividends declared for a Shareholder’s Shares in the Feeder Fund will be automatically reinvested by the Plan Administrator in additional Shares of the Feeder Fund. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee) by Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some Financial Intermediaries may automatically elect to receive cash on your behalf and may re-invest that cash in additional Shares for you. If you wish for all dividends declared on your Shares to be automatically reinvested pursuant to the Plan, please contact your Financial Intermediary.

The Plan Administrator will open an account for each Shareholder under the Plan in the same name in which such Shareholder’s Shares are registered. Whenever the Feeder Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Shares. Shares will be acquired by the Plan Administrator for the participants’ accounts through receipt of additional unissued but authorized Shares from the Feeder Fund (“Newly Issued Shares”).

The Plan Administrator will invest the Dividend amount in Newly Issued Shares on behalf of the participants. The number of Newly Issued Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Shares as of the last Business Day of the calendar month in which the payment date occurs. Shares will be issued to Plan participants in accordance with the Feeder Fund’s regular monthly subscription cycle as described herein.

The Plan Administrator will maintain all Shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the accounts, including information needed by Shareholder for tax records. Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each Shareholder proxy will include those Shares received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for Shares held under the Plan in accordance with the instructions of the participants.

In the case of Shareholders such as banks, brokers or nominees which hold Shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Shares certified from time to time by the record Shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no charges with respect to Shares issued directly by the Feeder Fund as a result of dividends or capital gains distributions payable either in Shares or in cash. The Plan Administrator’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Feeder Fund. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “Certain Tax Considerations.”

The Feeder Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Feeder Fund reserves the right to amend the Plan to include a service charge payable by the participants.

VOTING

Except to the extent otherwise provided in the Declaration of Trust, each Shareholder will have the right to cast a number of votes equal to the number of shares held by such Shareholder at any meeting of its Shareholders called by the (i) majority of the Board or (ii) Shareholders holding at least 51% of the outstanding Shares of the Trust. Shareholders will be entitled to vote on any matter on which shareholders of an investment company registered under the 1940 Act would be entitled to vote. Notwithstanding their ability to exercise their voting privileges, Shareholders in their capacity as such are not entitled to participate in the management or control of the Feeder Fund’s business, and may not act for or bind the Feeder Fund. Under Delaware law, the Feeder Fund is not required to hold an annual meeting of Shareholders unless required to do so under the 1940 Act. The policy of the Feeder Fund is not to hold an annual meeting of Shareholders unless a meeting is required to be held under the 1940 Act.

Whenever the Feeder Fund, as a shareholder in the Master Fund, is requested to vote on matters pertaining to the Master Fund, the Feeder Fund will hold a meeting of its Shareholders and will vote its interest in the Master Fund for or against such matters proportionately to the instructions to vote for or against such matters received from its Shareholders. The Feeder Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions.

CONFLICTS OF INTEREST

The Advisors engage in other activities including managing the assets of various private funds and institutional accounts. In the ordinary course of business, the Advisors engage in activities in which the Advisors’ interests or the interests of its clients may conflict with the interests of the Funds or Shareholders. The discussion below sets out such conflicts of interest that may arise; conflicts of interest not described below may also exist. The Advisors can give no assurance that any conflicts of interest will be resolved in favor of the Funds or Shareholders.

Transactions by the Advisors. The Advisors may pursue acquisitions of assets and businesses and identification of an investment opportunity in connection with its existing businesses or a new line of business without first offering the opportunity to the Funds. Such an opportunity could include a business that competes with the Funds or a Hedge Fund in which the Funds has invested or proposes to invest.

From time to time, the Advisors may pursue the development of investment managers who will manage private investment funds that would otherwise qualify as investments for the Funds. Further, in the event that the Advisors acquire a business or investment manager that is a manager of any Hedge Fund, the Advisors may need to liquidate any investment by the Master Fund in a Hedge Fund managed by such affiliated investment manager.

In addition, the Advisors may have other relationships with Hedge Funds or Portfolio Managers which may not result in the Advisor directly or indirectly controlling, being controlled by, or being under common control with, such Hedge Funds or Portfolio Managers. These relationships may include distribution or intermediary relationships with Hedge Funds, strategic or principal investments in Hedge Funds or their Portfolio Managers, or other contractual relationships. To the extent permitted by applicable law, it is possible that the Master Fund may invest in one or more such Hedge Funds or with one or more such Portfolio Managers. In such circumstances, the management fee and the incentive fee charged by any such Hedge Fund or Portfolio Manager may still apply.

The Advisors’ Asset Management Activities. The Advisors conduct a variety of asset management activities, including sponsoring unregistered investment funds. Those activities also include managing assets of employee benefit plans that are subject to ERISA and related regulations. The Advisors’ investment management activities may present conflicts if the Master Fund and these other investment or pension funds either compete for the same investment opportunity or pursue investment strategies counter to each other.

Voting Rights in Hedge Funds. From time to time, a Hedge Fund may seek the approval or consent of its investors in connection with certain matters relating to the Hedge Fund. In such a case, the Advisors have the right to vote in its sole discretion the Master Fund’s interest in the Hedge Fund. The Advisors consider only those matters it considers appropriate in taking action with respect to the approval or consent of the particular matter. Business relationships may exist between the Advisors and their affiliates, on the one hand, and the Portfolio Managers and affiliates of the Hedge Funds, on the other hand, other than as a result of the Master Fund’s investment in a Hedge Fund. As a result of these existing business relationships, the Advisors may face a conflict of interest acting on behalf of the Funds and  Shareholders.

Hedge Funds may, consistent with applicable law, not disclose the contents of their portfolios. This lack of transparency may make it difficult for the Advisors to monitor whether holdings of the Hedge Funds cause the Master Fund to be above specified levels of ownership in certain asset classes. To avoid adverse regulatory consequences in such a case, the Master Fund may need to hold its interest in a Hedge Fund in non-voting form. To limit its voting interests in certain Hedge Funds, the Master Fund may (i) purchase non-voting interests in Hedge Funds, or (ii) enter into contractual arrangements under which the Master Fund irrevocably waives its rights (if any) to vote its interests in a Hedge Fund. As described above in the section “Risk Factors - Risks Related to the Management and Operations of the Hedge Funds - Non-Voting Securities,” these voting restriction could diminish the influence of the Master Fund in a Hedge Fund, as compared to other investors in the Hedge Fund (which could include other Hedge Funds or accounts managed by the Advisors, if they do not waive their voting rights in the Hedge Fund), and adversely affect the Master Fund’s investment in the Hedge Fund, which could result in unpredictable and potentially adverse effects on Shareholders.

Client Relationships. The Advisors and their affiliates may have relationships with sponsors and managers of Hedge Funds, corporations and institutions. In providing services to its clients and the Master Fund, the Advisors may face conflicts of interest with respect to activities recommended to, or performed for, such clients, on the one hand, and the Funds, the Shareholders and/or the Hedge Funds, on the other hand. The Advisors may also face conflicts of interest in connection with any purchase or sale transactions involving an investment by the Master Fund, whether to or from a client of the Advisors, and in connection with the consideration offered by, and obligations of, such client of the Advisors in such transactions. In such cases, the Advisors will owe fiduciary duties to the client of the Advisors that may make the Advisors’ interest adverse to that of the Funds. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to the Master Fund.

Diverse Shareholders; Relationships with Shareholders. The Shareholders are expected to include entities organized under U.S. law and in various jurisdictions that may have conflicting investment, tax and other interests with respect to their investments in the Funds. The conflicting interests of individual Shareholders may relate to or arise from, among other things, the nature of investments made by the Master Fund and/or Hedge Funds, the structuring of the acquisition of investments of the Master Fund, and the timing of disposition of investments. This structuring of the Master Fund’s investments and other factors may result in different returns being realized by different Shareholders. Conflicts of interest may arise in connection with decisions made by the Advisors, including decisions with respect to the nature or structuring of investments, that may be more beneficial for one Shareholder than for another Shareholder, especially with respect to Shareholders’ individual tax situations. In selecting Hedge Funds for the Master Fund, Private Advisors considers the investment and tax objectives of the Master Fund as a whole, not the investment, tax or other objectives of any Shareholder individually.

Brokerage Activities. The Advisors will be authorized to engage in transactions in which it acts as a broker for the Funds and for another person on the other side of the transaction. In any such event, the Advisors may receive commissions from, and have a potentially conflicting division of loyalties and responsibilities regarding, both parties to such transactions. The Advisors may also act as agent for the Funds, Hedge Funds and other clients in selling publicly traded securities simultaneously. In such a situation, transactions may be bundled and clients, including the Funds, may receive proceeds from sales based on average prices received, which may be lower than the price which could have been received had the Funds sold their securities separately from the Advisors’ other clients. In some cases, an investment opportunity may have a longer time horizon, a different risk profile, or may have to be made at a time when the Funds do not have cash available for the investments. In other cases, due to capacity constraints, Private Advisors may be unable to allocate the opportunity to all clients (including the Funds) for which the investment may be suitable. In such event, Private Advisors will endeavor to allocate the opportunity in a manner that is fair and equitable all clients in accordance with internal allocation policies.

Related Funds. Conflicts of interest may arise for the Advisors in connection with certain transactions involving investments by the Master Fund in Hedge Funds, and investments by other funds advised by the Advisor, or sponsored or managed by the Advisor, in the same Hedge Funds. Conflicts of interest may also arise in connection with investments in the Master Fund by other funds advised or managed by the Advisors or any of their affiliates. Such conflicts could arise, for example, with respect to the timing, structuring and terms of such investments and the disposition of them. The Advisors or an affiliate may determine that an investment in a Hedge Fund is appropriate for a particular client or for itself or its officers, directors, principals, members or employees, but that the investment is not appropriate for the Master Fund. Situations also may arise in which the Advisors, one of their affiliates, or the clients of either have made investments that would have been suitable for investment by the Master Fund but, for various reasons, were not pursued by, or available to, the Master Fund. The investment activities of the Advisors its affiliates and any of their respective officers, directors, principals, members or employees may disadvantage the Funds in certain situations if, among other reasons, the investment activities limit the Master Fund’s ability to invest in a particular Hedge Fund.

Management of the Funds. Personnel of the Advisors or their affiliates will devote such time as the Advisors, the Funds and their affiliates, in their discretion, deem necessary to carry out the operations of the Funds effectively. Officers, principals, and employees of the Advisors and their affiliates will also work on other projects for the Advisors and their other affiliates (including other clients served by the Advisors and their affiliates) and conflicts of interest may arise in allocating management time, services or functions among the affiliates.

CONFLICTS OF INTEREST RELATING TO THE PORTFOLIO MANAGERS

The Advisors anticipate that each Portfolio Manager will consider participation by the applicable Hedge Fund in all appropriate investment opportunities that are also under consideration for investment by the Portfolio Manager for other portfolio funds and accounts managed by the Portfolio Manager (“Portfolio Manager Accounts”) that pursue investment programs similar to that of the applicable Hedge Fund.  However, there can be no guarantee or assurance that a Portfolio Manager will follow such practices or that a Portfolio Manager will adhere to, and comply with, its stated practices, if any.  In addition, circumstances may arise under which a Portfolio Manager will cause its Portfolio Manager Accounts to commit a larger percentage of their assets to an investment opportunity than to which the Portfolio Manager will commit assets of the Hedge Fund.  Circumstances may also arise under which a Portfolio Manager will consider participation by its Portfolio Manager Accounts in investment opportunities in which the Portfolio Manager intends not to invest on behalf of the Hedge Fund, or vice versa.

Situations may occur where the Funds could be disadvantaged by investment activities conducted by the Portfolio Manager for the Portfolio Manager Accounts. These situations may arise as a result of, among other things: (i) legal restrictions on the combined size of positions that may be taken by Hedge Funds in which the Master Fund and/or Portfolio Manager Accounts participate (collectively, “Co-Investors” and, individually, a “Co-Investor”), limiting the size of the Hedge Fund’s position; (2) legal prohibitions on the Co-Investors’ participating in the same instruments; (3) the difficulty of liquidating an investment for a Co-Investor when the market cannot absorb the sale of the combined positions; and (4) the determination that a particular investment is warranted only if hedged with an option or other instrument and the availability of those options or other instrument is limited.

A Portfolio Manager may from time to time cause a Hedge Fund to effect certain principal transactions in securities with one or more Portfolio Manager Accounts, subject to certain conditions.  For example, these transactions may be made in circumstances in which the Portfolio Manager determined it was appropriate for the Hedge Fund to purchase and a Portfolio Manager Account to sell, or the Hedge Fund to sell and the Portfolio Manager Account to purchase, the same security or instrument on the same day.

Each Portfolio Manager, its affiliates and their principals, partners, directors, officers and employees, may buy and sell securities or other investments for their own accounts, including interests in Hedge Funds, and may have conflicts of interest with respect to investments made on behalf of Hedge Funds in which the Master Fund participates. As a result of different trading and investment strategies or constraints, positions may be taken by principals, partners, directors, officers, employees and affiliates of the Portfolio Manager that are the same as, different from or made at different times than positions taken for the Hedge Fund in which the Master Fund participates. Future investment activities of the Portfolio Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest that could disadvantage the Funds.

Portfolio Managers or their affiliates may from time to time provide investment advisory or other services to private portfolio funds and other entities or accounts managed by the Portfolio Manager or its affiliates. In addition, Portfolio Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that brokers (including, without limitation, affiliates of the Portfolio Manager) may provide to one or more Portfolio Manager Accounts.

CALCULATION OF NET ASSET VALUE; VALUATION

The Feeder Fund and Master Fund will each calculate its NAV as of the close of business on the last Business Day of each calendar month, and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below (each such day, a “Valuation Date”).

The NAV of each of the Feeder Fund and the Master Fund will equal the value of the total assets of the applicable Fund, less all of its liabilities, including accrued fees and expenses. The NAV per Shares equals the NAV of the applicable Fund divided by the number of its outstanding Shares. The value of the assets of the Master Fund will depend on the value of its share of the Hedge Funds or other investments in which the Master Fund invests. Because the Feeder Fund invests substantially all of its assets in the Master Fund, the value of the assets of the Feeder Fund will depend on the value of its shares in the Master Fund.

With respect to securities for which market values are not readily available, including Hedge Funds, it is the Board’s responsibility to, in good faith, determine the fair value of such securities. The Board has adopted valuation procedures (“Valuation Procedures”) for the Funds and has delegated to day-to-day responsibilities for fair value determination to the Funds’ Valuation Committee (“Valuation Committee”). Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security, including Hedge Funds, may differ materially from the value that could be realized upon the sale of the security.] As a general principle, the fair value of an asset should reflect the amount that the Funds might reasonably expect to receive for the asset from the current sale of that asset in an orderly arm’s-length transaction, based on information reasonably available at the time the valuation is made and that the Funds believe to be reliable. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next regularly scheduled meeting after the fair valuations are determined.

Valuation of Hedge Funds

Portfolio Managers of Hedge Funds or their respective administrators typically provide unaudited Hedge Fund valuations monthly. It is anticipated that these unaudited values will be prepared in accordance with accounting principles generally accepted in the U.S., or another fair value basis of accounting, and will, in effect, be the fair value of the Hedge Funds’ assets less such Hedge Funds’ liabilities.  In some cases, estimated unaudited values are provided before actual unaudited values. The Advisors will rely primarily on such estimated unaudited values or actual unaudited values, to the extent they are the most reliable and relevant indication of value of interests in Hedge Funds.  The Advisors will give weight to such valuations and other factors and considerations set forth below and in the Valuation Procedures as deemed appropriate in each case.

For most Hedge Fund interests, the Advisors anticipate that valuations will be based primarily on the estimated unaudited values or actual unaudited values, as applicable, that are provided by the Hedge Funds or their respective administrators.  In instances where unaudited estimates may not be available within [25] calendar days, or where such unaudited estimates are not deemed appropriate (as further discussed below), additional factors that may be relevant in determining the value of an interest in a Hedge Fund, in addition to those other factors and considerations set forth in the Valuation Procedures, include (1) changes in the valuation of hedge fund indices, (2) publicly available information regarding a Hedge Fund’s underlying portfolio companies or investments, (3) the price at which recent subscriptions and redemptions of such Hedge Fund interests were offered, (4) relevant news and other sources, (5) significant market events and (6) information provided to the Advisors or the Funds by a Hedge Fund, or the failure to provide such information as agreed to in the Hedge Fund’s offering materials or other agreements with the Funds.

As part of Private Advisors’ due diligence process, Private Advisors will, prior to investing in a Hedge Fund, and periodically thereafter, assess each Hedge Fund’s valuation policies and procedures for appropriateness in light of the Master Fund’s obligation to value its assets under the 1940 Act and pursuant to generally accepted accounting principles for investment companies and assess the overall reasonableness of the information provided by the Hedge Funds. This may include, but will not necessarily be limited to, the following processes: (1) comparison between unaudited estimates and the final unitized value provided by the Hedge Funds with documentation received from Private Advisors on variances exceeding a pre-determined threshold, (2) due diligence questionnaires and communications with the Hedge Funds, (3) review of annual audited financial statements of the Hedge Funds, and/or (4) other measures deemed appropriate under the circumstances.

In circumstances where, taking into account the factors and considerations set forth above and in the Valuation Procedures, the Advisors have reason to believe that a value provided by a Hedge Fund is not the most reliable and relevant indication of the value of an interest in the Hedge Fund, the Advisors may adjust such reported value to reflect the fair value of the interest in the Hedge Fund. Likewise, in circumstances where a Hedge Fund does not provide a valuation as contemplated above, the factors and considerations set forth above and in the Valuation Procedures may be the only indicators of the value of an interest in a Hedge Fund and the Advisors will use such factors, together with other valuation methodologies set forth in the Valuation Procedures that may be relevant, to estimate the fair value of its interest in such a Hedge Fund. In circumstances where the Advisors determine to adjust the values reported by Hedge Funds, or in circumstances where Hedge Funds do not provide valuations as contemplated above, such valuations will be subject to review and approval by the Valuation Committee.

Although the Valuation Procedures approved by the Board provide that the Advisors may rely primarily on the valuations provided by the Portfolio Managers or their administrators, neither the Valuation Committee nor the Advisors will be able to confirm independently the accuracy of any unaudited valuations provided thereby. For a description of certain risks related to the valuation of Hedge Funds, see “Risk Factors - Risks Related to an Investment in the Funds - Portfolio Valuation.”

The valuations reported by the Portfolio Managers, upon which the Master Fund primarily relies in calculating its month-end NAV and NAV per Share, may be subject to later adjustment, based on information reasonably available at that time. The Funds will pay repurchase proceeds, as well as calculate management and other fees, on the basis of net asset valuations determined using the best information available as of the Valuation Date.  In the event that a Hedge Fund, in accordance with its valuation procedures, subsequently corrects, revises or adjusts an unaudited estimated or final value that was properly relied upon by the Funds, the Funds will generally not make any retroactive adjustments to its NAV, or to any amounts paid based upon such NAV, to reflect a revised valuation. If, after the Funds pay repurchase proceeds, one or more of the valuations used to determine the NAV on which the repurchase payment is based are revised, the repurchasing Shareholders (if the valuations are revised upward) or the remaining Shareholders (if the valuations are revised downwards) will bear the risk of such revisions. A repurchasing Shareholder will neither receive distributions from, nor will it be required to reimburse, the Funds in such circumstances. This may have the effect of diluting or increasing the economic interest of other Shareholders. Such adjustments or revisions, whether increasing or decreasing the NAV at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from Portfolio Managers or revisions to NAV of a Hedge Fund adversely affect the Funds’ NAV, the outstanding Shares of the Funds will be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a NAV per Share higher than the adjusted amount. Conversely, any increases in the NAV per Share resulting from such subsequently adjusted valuations will be entirely for the benefit of the holders of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a NAV per Share lower than the adjusted amount. New Shareholders, as well as Shareholders purchasing additional Shares, may be affected in a similar way because the same principles apply to the subscription for Shares. See “Risk Factors - Risks Related to an Investment in the Funds - Portfolio Valuation.”

Valuation of Securities Other than Hedge Funds

To the extent the Funds invests directly in securities, other than investments in Hedge Funds, the value of the  Fund’s other investments is generally based (in whole or in part) on current market prices. If current market values of the Funds’ investments are not available or, in the judgment of New York Life Investments, do not accurately reflect the fair value of a security, the security will be valued by another method that the Board believes in good faith accurately reflects fair value.

The Board has adopted valuation procedures for the Funds and has delegated day-to-day responsibility for fair value determinations to the Funds’ Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next regularly scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

ELIGIBLE INVESTORS

Each prospective investor will be required to complete the Feeder Fund’s subscription agreement (“Subscription Agreement”) and satisfy the investor eligibility standards set forth therein in order to be permitted to invest in the Feeder Fund.

An investment in the Feeder Fund involves risks and it is possible that an investor may lose some or all of its investment. In addition, an investment in the Feeder Fund is not liquid and investors should provide for adequate liquidity outside of their investment in the Feeder Fund to meet their foreseeable liquidity needs. Before making an investment decision, an investor and/or its adviser should (i) consider the suitability of this investment with respect to its investment objectives and personal situation and (ii) consider factors such as its personal net worth, income, age, risk tolerance, and liquidity needs.  See “Risk Factors.” Short-term investors and investors who cannot bear the loss of some or all of their investment and/or the risks associated with a lack of liquidity should not invest in the Feeder Fund.

Generally, the Subscription Agreement requires that an investor certify that it is an “accredited investor” as defined in Regulation D under the Securities Act.  An “accredited investor” includes, among other investors, an individual who: (i) has a net worth (or a joint net worth with that person’s spouse) immediately prior to the time of purchase in excess of $1 million (excluding the value of that individual’s primary residence); or (ii) an individual who has income in excess of $200,000 (or joint income with the investor’s spouse in excess of $300,000) in each of the two preceding years and has a reasonable expectation of reaching the same income level in the current year.  Other categories of “accredited investor” or other eligible investor standards applicable to companies and other investors are set forth in the Subscription Agreement.  Additional requirements are set forth in the form of Subscription Agreement.  Investors who meet the qualifications set forth in the form of Subscription Agreement are referred to in this Prospectus as “Eligible Investors.”

All prospective investors must complete a Subscription Agreement in which they certify that, among other things, they meet the foregoing requirements and that they will not transfer their Shares (or any portion thereof) except in accordance with the Declaration of Trust. Existing Shareholders who request to purchase additional Shares are required to qualify as Eligible Investors and to complete an additional Subscription Agreement prior to the additional purchase.

PURCHASING SHARES

Shares are offered at a price equal to their NAV per Share, plus a sales load, for purchase as of the first Business Day of each calendar month (“Shareholder Date”), except that the Feeder Fund may offer Shares more or less frequently as determined by the Board. Financial Intermediaries may waive the sales load for their customer who participate in wrap fee programs or have other fee-based arrangements with the Financial Intermediary. The minimum initial investment from each investor is $50,000, and minimum subsequent subscriptions are $10,000. The Feeder Fund may accept subscriptions for lesser amounts in the discretion of the Advisors. A Financial Intermediary may establish higher minimum investment requirements than the Feeder Fund. The initial NAV per Share is $[xxx].

A prospective investor must submit a completed Subscription Agreement to the Financial Intermediary through which such investor is purchasing Shares at least five Business Days prior to the Shareholder Date or by such other date as determined by the Feeder Fund in its discretion and communicated to the investor. A Shareholder generally may subscribe for additional Shares by completing an additional Subscription Agreement, unless otherwise determined by the Advisors.  A Subscription Agreement generally requires a Shareholder to provide certain information about itself and to make certain representations, warranties and agreements, including an agreement to indemnify the Feeder Fund, the Advisors, the Administrator and the Distributor (“Feeder Fund Parties”) as a result of any misrepresentations made by the Shareholder in the Subscription Agreement. The Feeder Fund will rely on, without investigation, a Shareholder’s financial advisor to furnish to it a completed Subscription Agreement (as well as any information required to be provided by the Shareholder pursuant to the Subscription Agreement), and the Feeder Fund Parties will not be liable to the Shareholder or any other party for such reliance.  In addition, the Feeder Fund Parties will have no obligation or responsibility whatsoever for ensuring information contained in the Subscription Agreement concerning the Shareholder is accurate or that any information required to be provided by a Shareholder is accurate or that it is provided to the Feeder Fund in a timely manner.

Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in cash in one installment. All purchases are subject to immediately available funds in the full amount of the purchase being available in an investor’s account with its Financial Intermediary at least two Business Days prior to the applicable Shareholder Date or such other date as the Feeder Fund may determine in its discretion and communicate to investors (previously defined as the “Subscription Date”). At the close of business on the Subscription Date, the Feeder Fund will either accept or reject an investor’s subscription and, if accepted, the investor’s subscription amount will be credited to the Feeder Fund’s account. The investor, however, will not become a Shareholder of the Feeder Fund and will have no other rights (including, without limitation, any voting rights) under the Declaration of Trust until the Shareholder Date. An investor will become a Shareholder of the Feeder Fund, and begin to participate in the Fund’s returns, on the Shareholder Date.

Generally speaking, the Hedge Funds in which the Master Fund invests have similar subscription processes as the Funds. For example, a Hedge Fund will typically require receipt of cleared funds at least several Business Days prior to the date an investor begins participating in the Hedge Fund’s returns. Because the Feeder Fund will invest substantially all of its assets in the Master Fund, the subscription process described above, including acceptance by the Feeder Fund of a prospective investor’s subscription at least two Business Days prior to the Shareholder Date, is designed in part to ensure that subscriptions by the Feeder Fund in the Master Fund will allow the Master Fund to invest in Hedge Funds in a timely manner.

Despite the Subscription Date being at least two Business Days prior to the Shareholder Date, as discussed above an investor does not become a Shareholder of the Feeder Fund and has no other rights (including, without limitation, any voting rights) under the Declaration of Trust until the Shareholder Date.  Any amounts received in advance of the initial or subsequent purchases of Shares are placed in a non-interest-bearing account with the [xxx] prior to their investment in the Fund, in accordance with Rule 15c2-4 under the Exchange Act

Shares are being offered only to investors that meet all requirements to invest in the Feeder Fund. The Feeder Fund reserves the right, in its sole discretion, to reject in whole or in part, any subscription to purchase Shares in the Feeder Fund at any time and the Board may suspend or terminate the sale of Shares at any time.

Financial Intermediaries also may impose fees (subject to compliance with FINRA Rule 2830), terms and conditions on investor accounts and investments in the Feeder Fund that are in addition to the fees, terms and conditions set forth in this Prospectus. Such terms and conditions are not imposed by the Feeder Fund, the Distributor or any other service provider of the Feeder Fund. Any terms and conditions imposed by a Financial Intermediary, or operational limitations applicable to such parties, may affect or limit a Shareholder’s ability to subscribe for Shares, or otherwise transact business with the Feeder Fund. Investors should direct any questions regarding terms and conditions applicable to their accounts or relevant operational limitations to the financial intermediary.

REPURCHASE OF SHARES

No Right of Redemption

No Shareholder or other person holding Shares acquired from a Shareholder will have the right to require the Feeder Fund to redeem the Shares. No public market for Shares exists, and none is likely to develop in the future. Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Feeder Fund, as described below.

Repurchases

The Feeder Fund may, from time to time, repurchase Shares from Shareholders in accordance with written tenders by Shareholders at those times, in those amounts, and on such terms and conditions as the Board may determine in its sole discretion. Each such tender offer may be limited and will generally apply to up to 20% of the net assets of the Feeder Fund at that time.  In this regard, even if the Feeder Fund makes a tender offer, there is no guarantee that Shareholders will be able to sell all of the Shares that they desire to sell in any particular tender offer. If a tender offer is oversubscribed by Shareholders, the Feeder Fund may, consistent with the Exchange Act, decide to repurchase only a pro rata portion of the Shares tendered by each Shareholder. Each tender offer will be made and shareholders will be notified in accordance with the requirements of the Exchange Act and the 1940 Act, either by publication or mailing or both. The tender offer documents will contain information prescribed by such laws and the rules and regulations promulgated thereunder.

In determining whether the Feeder Fund should offer to repurchase shares from Shareholders, the Board will consider the recommendations of the Advisors as to the timing of such an offer, as well as a variety of operational, business and economic factors.  The Advisors currently expect that they will generally recommend to the Board that the Feeder Fund offer to repurchase Shares from Shareholders quarterly on the last Business Day of March, June, September and December, beginning on the last Business Day of [xxx].  However, the Feeder Fund is not required to conduct tender offers and may be less likely to conduct tenders during periods of exceptional market conditions or when Hedge Funds suspend redemptions. The Feeder Fund will require that each tendering Shareholder tender a minimum of $[xxx] worth of Shares, subject to the Board’s ability to permit a Shareholder to tender a lesser amount in its discretion.

In order to finance the repurchase of Shares, the Feeder Fund will need to redeem a portion of its shares from the Master Fund. Similar to the Feeder Fund, shareholders in the Master Fund do not have the right to require the Master Fund to redeem its shares. In this regard, the Feeder Fund will not be able to conduct a repurchase of Shares unless the Master Fund simultaneously conducts a repurchase of its shares. The Board expects that the Master Fund will repurchase shares on the same schedule as the Feeder Fund in order to permit the Feeder Fund to meet its obligations under any repurchase offers. However, there can be no assurance that the Master Fund will, in fact, decide to repurchase shares. The Feeder Fund cannot repurchase shares having a value in excess of the value of the corresponding repurchase offer made by the Master Fund. The Master Fund will make repurchase offers, if any, to all of its investors, including the Feeder Fund, on the same terms, and this feature may affect the size of the Master Fund’s offer to repurchase shares.

A 5.0% early repurchase fee (“Repurchase Fee”) will be charged to any Shareholder that tenders its Shares to the Feeder Fund prior to the Business Day immediately preceding the one-year anniversary of the Shareholder’s purchase of the respective Shares. The Repurchase Fee would apply separately to each purchase of Shares made by a Shareholder.  For example, if a Shareholder purchases Shares in January of year 1 and then purchases additional interests in December of year 1, such Shareholder would be subject to an early repurchase fee on the additional Shares purchased in December of year 1 until December of year 2.  The purpose of the Repurchase Fee is to, among other things, discourage short-term investments which are generally disruptive to the Feeder Fund’s investment program.

In determining whether to accept the Advisors’ recommendation to repurchase interests, the Board may consider the following factors, among others:

•	whether any Shareholders have requested to tender Shares to the Feeder Fund;
•	the liquidity of the Feeder Fund’s assets (including fees and costs associated with withdrawing from the Hedge Funds);
•	the investment plans and working capital and reserve requirements of the Feeder Fund;
•	the history of the Feeder Fund in repurchasing Shares;
•	the availability of information as to the value of the Feeder Fund’s interests in the Hedge Funds;
•	the conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;
•	any anticipated tax or regulatory consequences to the Feeder Fund of any proposed repurchases of Shares; and
•	the recommendations of the Advisors.

The Feeder Fund will repurchase Shares from Shareholders pursuant to written tenders on terms and conditions that the Board determines, in its sole discretion, to be fair to the Feeder Fund and to all Shareholders of the Feeder Fund.  The value of a Shareholder’s Shares that are being repurchased will be equal to their aggregate NAV as of the Valuation Date (defined in the Section “Calculation of Net Asset Value; Valuation”). When the Board determines that the Feeder Fund will repurchase Shares, notice will be provided to Shareholders describing the terms of the offer, containing information Shares should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate.  Shareholders deciding whether to tender Shares during the period that a tender offer is open may obtain the estimated aggregate NAV of their Shares by calling the contact number provided in the Shareholder’s repurchase materials.

Repurchases will be effective as of the end of the Notice Date Period (described below) after receipt and acceptance by the Feeder Fund of all eligible written tenders of Shares from Shareholders. Marketable securities used to satisfy an in-kind distribution will be valued in accordance with the Declaration of Trust and will be distributed to all tendering Shareholders on a proportionate basis. If, however, payments are made in-kind to a tendering Shareholders, such Shareholders may incur tax liability and brokerage costs in converting such securities to cash. The Feeder Fund does not impose any charges in connection with repurchases of Shares (except for the Repurchase Fee described above).

From the end of the Notice Date Period, Shareholders whose written tenders of Shares have been accepted by the Feeder Fund will continue to remain subject to the risk of fluctuations in the NAV of Shares until the Valuation Date. Additionally, Shareholders who receive in-kind payment in respect of their accepted tenders will, after the Valuation Date, remain subject to the risk of fluctuation of the value of such assets received in-kind and, to the extent such assets are Hedge Funds, to the fees and expenses of each such Hedge Fund.

In light of liquidity constraints associated with investments in Hedge Funds (through the Master Fund) and that the Feeder Fund may have to effect withdrawals from those funds to pay for Shares being repurchased, the Feeder Fund expects to employ the following repurchase procedures:

•
If the Board elects to offer to repurchase Shares in the Feeder Fund, the Feeder Fund will send each Shareholders a tender offer that explains the terms and conditions of the repurchase. This tender offer will be sent to Shareholders at least 20 Business Days prior to the date on which the Shareholder must notify the Feeder Fund that the Shareholder has elected to tender Shares to the Feeder Fund.

•
A Shareholder choosing to tender Shares for repurchase must do so within the Notice Date Period, which generally will be between approximately 95 to 65 calendar days prior to the Valuation Date for the repurchase, which is generally expected to be the last Business Day of March, June, September or December.  Shares or portions of them will be valued as of the Valuation Date as described below. This means, for example, that the Notice Date Period for a tender offer having a December 31 Valuation Date would be between September 27 and October 27.

•
Promptly after the Notice Date Period, each Shareholder whose Shares (or portion of them) have been accepted for repurchase will be bound by the terms of a repurchase instrument (“Repurchase Instrument”), entitling the Shareholder to be paid an amount equal to the value, determined as of the Valuation Date, of the repurchased Shares.

•
The Repurchase Instrument will be un-certificated, non-interest bearing, non-transferable and non-negotiable.  A Shareholder who becomes bound by the terms of a Repurchase Instrument (“Payee”) shall retain all rights, with respect to tendered Shares, to inspect the books and records of the Feeder Fund and to receive financial and other reports relating to the Feeder Fund until the payment date.  Except as otherwise provided in the Repurchase Instrument, such Payee shall not be a Shareholder of the Feeder Fund and shall have no other rights (including, without limitation, any voting rights) under the Declaration of Trust. For purposes of calculating the value of the repurchased Shares, the amount payable to the Payee will take into account and include all Fund gains, losses and expenses until the Valuation Date for the repurchase. If the Feeder Fund is liquidated or dissolved prior to the original Valuation Date for the repurchase, the Valuation Date for the repurchase shall become the date on which the Feeder Fund is liquidated or dissolved and the value of the repurchased Shares will be calculated in accordance with the foregoing sentence.

•	Once bound by the terms of a Repurchase Instrument, an investor will no longer be a Shareholder and will not have the rights of a Shareholder, including, without limitation, voting rights.

•
Initial payment in respect of the Repurchase Instrument will be made as of the later of (i) any Business Day that is within 45 days after the Valuation Date for the repurchase, or (ii) if the Master Fund has requested withdrawals of its capital from any Hedge Funds in order to fund the repurchase of Shares, within ten Business Days after the Master Fund has received at least 90% of the aggregate amount withdrawn from the Hedge Funds.  Payment in respect of the Repurchase Instrument will be made in two or more installments. The initial payment in respect of the Repurchase Instrument is generally expected to consist of approximately 90% of the amount required to be paid under such Repurchase Instrument. The balance due under the Repurchase Instrument is generally expected to be paid within 90 days after the Valuation Date for the repurchase and will be subject to adjustment as a result of any corrections to the Feeder Fund’s NAV as of the Valuation Date for the repurchase. Additionally, the Board has discretion to hold back any amount of the balance due under the Repurchase Instrument for a longer period, but not longer than until after the completion of the annual audit of the Feeder Fund’s financial statements for the fiscal year in which the applicable repurchase is effected, with such balance being subject to adjustment as a result of the Feeder Fund’s annual audit or as a result of any other corrections to the Feeder Fund’s NAV as of the Valuation Date for the repurchase arising other than as a result of the Feeder Fund’s annual audit. In the event the Board determines to hold back any such amount of the balance due under the Repurchase Instrument in accordance with the foregoing, such balance, as adjusted in accordance with the foregoing (if applicable), will be paid not later than promptly after the completion of the Feeder Fund’s annual audit. No interest will be paid on any amounts held back. The Repurchase Instrument may be prepaid, without premium, penalty or notice, at any time on or after the Valuation Date for the repurchase. The Feeder Fund’s NAV will only be adjusted or corrected as described in the Section “Calculation of Net Asset Value; Valuation.”

•
Although the amounts required to be paid by the Feeder Fund under the Repurchase Instrument will generally be paid in cash, the Feeder Fund may under certain limited circumstances pay all or a portion of the amounts due by an in-kind distribution of securities. The Feeder Fund intends to make an in-kind payment only under the limited circumstance where the Feeder Fund receives an in-kind distribution from Hedge Funds of transferable securities that the Feeder Fund cannot liquidate itself prior to making the distribution.

If modification of the Feeder Fund’s repurchase procedures as described above is deemed necessary to comply with regulatory requirements or otherwise advisable, the Board will to the extent practicable adopt revised procedures reasonably designed to provide Shareholders substantially the same liquidity for Shares as would be available under the procedures described above.

In the event that the Advisors or any of their affiliates holds Shares in the capacity of a Shareholder, Shares may be tendered for repurchase in connection with any tender offer made by the Feeder Fund.

A Shareholder tendering only a portion of its Shares for repurchase will be required to continue to hold Shares with a value of at least $[xxx] (or any lower amount equal to the Shareholder’s initial subscription amount) after giving effect to the repurchase, subject to the Board’s ability to permit a Shareholder to continue to hold Shares in a lesser amount in its discretion. If a Shareholder tenders an amount that would cause the value of its Shares in the Feeder Fund to fall below the required minimum, the Feeder Fund reserves the right to reduce the amount to be repurchased from the Shareholder so the value of the Shareholder’s Shares is above the minimum or to repurchase all of the Shareholder’s Shares.

Payment for repurchased Shares may require the Feeder Fund to liquidate its holdings in the Master Fund. In turn the Feeder Fund’s repurchase of shares may require the Master Fund to liquidate its portfolio holdings earlier than Private Advisors would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Master Fund’s investment-related expenses as a result of higher portfolio turnover rates. Liquidation of portfolio holdings to fund repurchases of Shares also may result in the Master Fund incurring redemption, withdrawal or similar fees charged by one or more Hedge Funds, which will affect the performance of the Funds.

The Declaration of Trust grants the Board the authority to repurchase Shares, or any portion of them, of a Share or any person acquiring Shares from or through a Shareholder, without consent or other action by the Shareholder or other person, if the Board in its sole discretion determines that:

•	the Shares had been transferred or vested in any person in violation of the Declaration of Trust;

•
ownership of the Shares by a Shareholder or other person is likely to cause the Feeder Fund to be in violation of, or subject the Feeder Fund to new or additional registration or regulation under the securities, commodities or other laws of the U.S. or any other relevant jurisdiction;

•
continued ownership of Shares by a Shareholder may be harmful or injurious to the business or reputation of the Feeder Fund, or may subject the Feeder Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by a Shareholder or other person in connection with the acquisition of Shares was not true when made or has ceased to be true;

•
ownership of Shares by the Shareholder would cause the Feeder Fund to be subject to additional regulatory or compliance requirements imposed by laws other than the Securities Act, the Exchange Act or the 1940 Act; or

•	if such repurchase would be in the best interest of the Feeder Fund, including without limitation in connection with the liquidation or termination of the Feeder Fund.

In the event that the Board determines that the Feeder Fund should, without the additional consent of the Shareholder, repurchase the Shares of such Shareholder, or any person acquiring Shares from or through the Shareholder, such repurchases will be subject to the following repurchase procedures unless otherwise determined by the Board from time to time:

•
Shares (or portions thereof) will be valued in accordance with the Feeder Fund’s valuation and liquidity procedures as of the “Compulsory Repurchase Valuation Date” (which date, unless otherwise determined by the Board, shall be the last Business Day of the quarter in which the Feeder Fund intends to repurchase the Shares);

•
Promptly after the Board determines that the Feeder Fund should repurchase the Shares of a Shareholder, or any person acquiring Shares from or through a Shareholder, pursuant to the authority granted in the Declaration of Trust, the Feeder Fund will give to such person whose Shares (or portion thereof) have been called for repurchase (a “Compulsorily Repurchased Shareholder”) notice of the Feeder Fund’s intent to repurchase the Shares and the expected Compulsory Repurchase Valuation Date for such Shares;

•
Immediately after the Compulsorily Repurchased Shareholders have been given notice of the Feeder Fund’s intent to repurchase Shares, each Compulsorily Repurchased Shareholder will be bound by the terms of a repurchase instrument (“Compulsory Repurchase Instrument”), as set forth in the Declaration of Trust, entitling the Compulsorily Repurchased Shareholder to be paid an amount equal to the value, determined as of the Compulsory Repurchase Valuation Date, of the repurchased Shares;

•
The Compulsory Repurchase Instrument will be un-certificated, non-interest bearing, nontransferable and non-negotiable.  A Shareholder who becomes bound by the terms of a Compulsory Repurchase Instrument (“Compulsory Repurchase Instrument Payee”) shall retain all rights, with respect to compulsorily repurchased Shares, to inspect the books and records of the Feeder Fund and to receive financial and other reports relating to the Feeder Fund until the payment date.  Except as otherwise provided in the Compulsory Repurchase Instrument, such Compulsory Repurchase Instrument Payee shall not be a Shareholder of the Feeder Fund and shall have no other rights (including, without limitation, any voting rights) under the Declaration of Trust. For purposes of calculating the value of the repurchased Shares, the amount payable to the Compulsory Repurchase Instrument Payee will take into account and include all Fund gains, losses and expenses until the Compulsory Repurchase Valuation Date.  If the Feeder Fund is liquidated or dissolved prior to the original Compulsory Repurchase Valuation Date, the Compulsory Repurchase Valuation Date shall become the date on which the Feeder Fund is liquidated or dissolved and the value of the repurchased Shares will be calculated in accordance with the foregoing sentence; and

•
The Initial payment in respect of the Compulsory Repurchase Instrument will be made as of the later of (i) any Business Day that is within 45 days after the Compulsory Repurchase Valuation Date, or (ii) if the Master Fund has requested withdrawal of its capital from one or more Hedge Funds in order to fund the repurchase of Shares, within ten Business Days after the Master Fund has received at least 90% of the aggregate amount withdrawn from such Hedge Funds. Payment in respect of the Compulsory Repurchase Instrument will be made in two or more installments. The initial payment in respect of the Compulsory Repurchase Instrument is generally expected to consist of approximately 90% of the amount required to be paid under such Compulsory Repurchase Instrument. The balance due under the Compulsory Repurchase Instrument is generally expected to be paid within 90 days after the Compulsory Repurchase Valuation Date and will be subject to adjustment as a result of any corrections to the Feeder Fund’s NAV as of the Compulsory Repurchase Valuation Date.  Additionally, the Board has discretion to hold back any amount of the balance due under the Compulsory Repurchase Instrument for a longer period, but not longer than until after the completion of the annual audit of the Feeder Fund’s financial statements for the fiscal year in which the applicable repurchase is effected, with such balance being subject to adjustment as a result of the Feeder Fund’s annual audit or as a result of any other corrections to the Feeder Fund’s NAV as of the Compulsory Repurchase Valuation Date arising other than as a result of the Feeder Fund’s annual audit. In the event the Board determines to hold back any such amount of the balance due under the Compulsory Repurchase Instrument in accordance with the foregoing, such balance, as adjusted in accordance with the foregoing (if applicable), will be paid not later than promptly after the completion of the Feeder Fund’s annual audit. No interest will be paid on any amounts held back. The Compulsory Repurchase Instrument may be prepaid, without premium, penalty or notice, at any time on or after the Compulsory Repurchase Valuation Date. The Feeder Fund’s NAV will only be adjusted or corrected as described under the heading “Calculation of Net Asset Value; Valuation.”

Transfers of Shares

A Shareholder may not directly or indirectly pledge, assign, sell, hypothecate, exchange, transfer or otherwise dispose of legal or beneficial ownership (including without limitation through any swap, structured note or any other derivative transaction) of all or any of its Shares, including, without limitation, any portion of a Share (such as a right to distributions), to any person (collectively a “Transfer” and each a “Transferee”), except for a Transfer that is effected solely by operation of law as the result of the death, divorce, bankruptcy, insolvency, adjudication of incompetence, dissolution, merger, reorganization or termination of such Shareholder or otherwise or a Transfer that is effected with the express written consent of the Board, which consent may be withheld in its sole and absolute discretion. Any permitted Transferee will be bound by the Declaration of Trust and the agreements contained in the Subscription Agreement without any action on their part.

No assignee, purchaser or Transferee may be admitted as a substitute Shareholder, except with the written consent of the Board, which consent may be given or withheld in its sole and absolute discretion. Any Transferee who has obtained Shares by operation of law as described above must submit written documentation that adequately evidences such death, divorce, bankruptcy, insolvency, adjudication of incompetence, dissolution, merger, reorganization or termination of such Shareholder having taken place, and the determination as to the adequacy of such documentation may be made by the Board in its sole and absolute discretion. In this regard, the Board may refuse to admit a Transferee who has obtained such Shares by operation of law as described above as a substitute shareholder of the Feeder Fund and may effect a compulsory repurchase of such Shares in accordance with the terms of the Declaration of Trust. Notwithstanding the foregoing, the Declaration of Trust permits Shareholders to hold Shares in a collateral account with a Financial Intermediary.

Any Transfer made or purported to be made that is in violation of the Declaration of Trust shall be void and of no effect. To the extent any Shareholder, Transferee or successor Shareholder is purported to have transferred any economic interest in the Feeder Fund in violation of the Declaration of Trust, the Feeder Fund shall not recognize such action and the Board may terminate all or any part of the Shares of such Shareholder, Transferee or successor Shareholder at no value or such value as the Board determines in its sole and absolute discretion and the Shareholder, Transferee or successor Shareholder will forfeit all or such portion of its Shares in connection with such termination as determined by the Advisors in connection therewith.

With respect to a Repurchase Instrument or a Compulsory Repurchase Instrument, a Shareholder may not Transfer all or any portion of the Repurchase Instrument or the Compulsory Repurchase Instrument to any person, except for a Transfer that is effected solely by operation of law as the result of the death, divorce, bankruptcy, insolvency, adjudication of incompetence, dissolution, merger, reorganization or termination of such Shareholder or otherwise or a Transfer that is effected with the express written consent of the Board, which consent may be given or withheld in the Board’s sole and absolute discretion and any such permitted Transferee shall become automatically subject to and bound by the terms of the Repurchase Instrument or Compulsory Repurchase Instrument, as the case may be, without any action on their part.

The Board has delegated its decision making authority on Transfers, subject to all Transfers being in compliance with the 1940 Act, to officers of the Feeder Fund and the Advisors.  However, such delegation is subject to revocation by the Board at any time.

ANNUAL DISTRIBUTIONS

The Feeder Fund intends to distribute all of its net investment income to Shareholders as of the last calendar day of each calendar year (“Annual Distribution”). Annual Distributions will be made to each Shareholder pro rata based on the number of Shares held by such Shareholder and will be net of Fund expenses. To maintain its qualification for taxation as a “regulated investment company” for U.S. federal income tax purposes, the Feeder Fund is required to distribute for each taxable year at least 90% of its net investment income. All net realized capital gains, if any, will be distributed at least annually to Shareholders. Shares are issued and outstanding from the initial closing date (or other date on which Shares are issued by the Feeder Fund) to the date, if any, on which such Shares are repurchased by the Feeder Fund.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA Plan” and “ERISA,” respectively), and persons who are fiduciaries with respect to an IRA, Keogh Plan, or other plan that is subject to the prohibited transaction provisions of Section 4975 of the Code (together with ERISA Plans, “Plans”) should consider, among other things, the matters described below before determining whether to invest in the Feeder Fund. A Plan fiduciary considering an investment in the Feeder Fund should consult with its legal counsel concerning all the legal implications of investing in the Feeder Fund, especially the issues discussed in the following paragraphs.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, whether the investment is permitted under the ERISA Plan’s governing instruments, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, which would include an examination of the risk and return factors, the Feeder Fund’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see “Certain Tax Considerations”) and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives and other factors. Before investing the assets of an ERISA Plan in the Feeder Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Feeder Fund is registered as an investment company under the 1940 Act, the underlying assets of the Feeder Fund should not be considered to be “plan assets” of the Plans investing in the Feeder Fund for purposes of the fiduciary responsibility and prohibited transaction rules under ERISA or the Code. Thus, none of the Advisors should be deemed to be fiduciaries within the meaning of ERISA or the Code with respect to the assets of any Plan that becomes a Shareholder in the Feeder Fund, solely by reason of the Plan’s investment in the Feeder Fund.

Certain prospective investors may currently maintain relationships with one or more of the Advisors (or with other entities that are affiliated with the Advisors) or one or more of the Portfolio Managers of Hedge Funds in which the Master Fund invests. ERISA and the relevant provisions of the Code prohibit a Plan fiduciary from using its position to cause a Plan to make an investment if as the result of such investment, the fiduciary, its affiliates, or any entity in which the fiduciary has an interest that may affect its best judgment as a fiduciary (such as one or more of the Advisors or the Portfolio Managers) would receive an additional fee (either from the Plan or a third party). For example, if a fiduciary that is an affiliate of or is related to the Advisors were to cause a Plan to invest in the Feeder Fund and, as a result of that investment, the management fee payable to such Advisor were to increase, such an investment may be characterized as a prohibited transaction. Accordingly, such fiduciary should not cause such an investment unless it determines that such investment would not give rise to a prohibited transaction or an exemption from the penalties applicable to such a prohibited transaction is available.

In this regard, the DOL has held that investments made under similar circumstances would not be characterized as prohibited transactions if the fiduciary were to take steps necessary to avoid the payment of an additional fee or other consideration. For example, if the investing fiduciary were to offset the fee payable by the Feeder Fund against the fee payable to the investing fiduciary by the Plan, such an investment may not be characterized as a prohibited transaction.

In addition, certain exemptions might be applicable to such an investment. For example, CPTE 79-13 and CPTE 2008-10 provide a exemption in cases involving the acquisition, ownership or sale of shares of a closed-end investment company, such as the Feeder Fund, by an employee benefit plan covering only employees of the investment adviser of such investment company, or employees of any affiliated person, provided that (i) the plan does not pay any investment management, investment advisory or similar to fee to such investment adviser or affiliated person; (ii) the plan does not pay a sales commission in connection with such acquisition or sale to any such investment company, investment adviser or affiliated person; and (iii) all other dealings between the plan and such investment company, the investment adviser or affiliated person are on a basis no less favorable to the plan than such dealings are with other shareholders of the investment company.  Plan investors should consult with legal counsel to determine if participation in the Feeder Fund is a transaction that would be prohibited by ERISA or the Code and, if so, whether an exemption from the prohibited transaction rules apply with respect to such purchase.

Each Plan fiduciary proposing to invest in the Feeder Fund will be deemed to have represented and warranted that (a) the investment in the Feeder Fund is permitted under ERISA, the Code, other applicable law and the Plan’s governing plan documents; and (b) the purchase and holding of the interest in the Feeder Fund will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential Plan investors should consult with their legal advisors regarding the consequences under ERISA and the Code of the acquisition and ownership of an investment in the Feeder Fund.

Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) are not subject to requirements of ERISA or the Code discussed above, but may be subject to substantively similar provisions of other applicable federal or state law or may be subject to other legal restrictions on their ability to invest in the Feeder Fund. Accordingly, any such governmental plans and the fiduciaries of such plans should consult with their legal counsel concerning all the legal implications of investing in the Feeder Fund and, to the extent such plans are subject to law similar to Title I of ERISA or Section 4975 of the Code, will also be deemed to represent and warrant as to the matters discussed above with respect to Plan fiduciaries.

THE FEEDER FUND’S SALE OF SHARES TO PLANS IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY THE FEEDER FUND, THE ADVISORS OR ANY OF THEIR AFFILIATES (INCLUDING, WITHOUT LIMITATION, ANY OF THE RELATED PARTIES), OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE INTERESTS, THAT SUCH INVESTMENT BY PLANS MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO PLANS GENERALLY OR TO ANY PARTICULAR PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR PLANS GENERALLY OR FOR ANY PARTICULAR PLAN.

CERTAIN TAX CONSIDERATIONS

The following discussion is a general summary of certain U.S. federal income tax consequences to persons who purchase Shares pursuant to this offering.  The discussion is based upon the Code, Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion does not address all of the tax consequences that may be relevant to a particular investor or to investors subject to special treatment under U.S. federal income tax laws (including investors subject to the alternative minimum tax). This discussion is limited to investors who hold their Shares as capital assets (generally, for investment). No ruling has been or will be sought from the IRS regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Prospective investors should consult their own tax advisors as to the U.S. federal income tax consequences (including the alternative minimum tax consequences) of acquiring, holding and disposing of Shares, as well as the effects of state, local and non-U.S. tax laws.

A “U.S. holder” is a beneficial owner of Shares that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the U.S.;
•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the U.S. or any state thereof or the District of Columbia;
•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•
a trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

A “Non-U.S. holder” is a beneficial owner of Shares that is not a partnership and is not a U.S. holder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A partner in a partnership holding Shares should consult its tax advisors with respect to the purchase, ownership and disposition of our Shares.

Taxation as a RIC

The Feeder Fund and the Master Fund each intend to elect to be treated as a regulated investment company under Subchapter M of the Code. As RICs, the Funds generally will not have to pay corporate level U.S. federal income taxes on any ordinary income or capital gains that the Funds distributes to holders of Shares as dividends for U.S. federal income tax purposes. To qualify as a RIC, the Funds must, among other things, meet certain source-of-income and asset diversification requirements (as described below).  In addition, to obtain RIC tax treatment, the Funds must distribute to holders of Shares, for each taxable year, at least 90% of the Funds’ “investment company taxable income” (determined without regard to the dividends paid deduction), which is generally the Fund’s ordinary income plus the excess of net short-term capital gains over net long-term capital losses (“Annual Distribution Requirement”).

If The Feeder Fund and the Master Fund each qualify as a RIC and satisfies the Annual Distribution Requirement, then the Funds will not be subject to U.S. federal income tax on the portion of the Funds’ investment company taxable income and net capital gain (i.e., net long-term capital gains in excess of net short-term capital losses) the Funds distribute to holders of Shares with respect to that year. The Funds will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to Shareholders.

The Funds will be subject to a 4% nondeductible federal excise tax on certain undistributed income of RICs unless the Funds distribute in a timely manner an amount at least equal to the sum of (1) 98% of the Funds’ ordinary income for each calendar year, (2) 98.2% of the Funds’ capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (“Excise Tax Avoidance Requirement”). The Funds will not be subject to excise taxes on amounts on which the Funds are required to pay corporate income taxes (such as retained net capital gains).

In order to qualify as a RIC for U.S. federal income tax purposes, each of the Feeder Fund and the Master Fund must, among other things:

•	be registered under the 1940 Act as a management company at all times during each taxable year;
•
derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or foreign currencies, or other income derived with respect to our business of investing in such stock or securities or foreign currencies, and net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code) (“90% Income Test”); and

•	diversify its holdings so that at the end of each quarter of the taxable year:
o
at least 50% of the value of the Feeder Fund’s and the Master Fund’s assets, respectively, consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Feeder Fund’s and the Master Fund’s assets or more than 10% of the outstanding voting securities of the issuer;

o
and no more than 25% of the value of the Feeder Fund’s and the Master Fund’s assets, respectively, is invested (1) in the securities, other than U.S. Government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by the Funds and that are engaged in the same or similar or related trades or businesses or (2) in securities of one or more qualified publicly traded partnerships (“Diversification Tests”).

The Funds may be required to recognize taxable income in circumstances in which the Funds do not receive cash. For example, if the Funds hold debt obligations that are treated under applicable tax rules as having original issue discount, the Funds must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Funds in the same taxable year. In addition, as described below, the Funds may be deemed to receive taxable income with respect to its investments in “passive foreign investment companies” or “PFICs” without a corresponding receipt of cash. In these and other circumstances, the Funds may be required to make a distribution to Shareholders in order to satisfy the Annual Distribution Requirement, even though the Funds will not have received any corresponding cash amount.

The Funds are authorized to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement. However, under the 1940 Act, the Funds are not permitted to make distributions to Shareholders while its debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Credit Facility.” Moreover, the Funds’ ability to dispose of assets to meet the Annual Distribution Requirements may be limited by (1) the illiquid nature of the Master Fund’s portfolio holdings and/or (2) other requirements relating to Feeder Fund’s and the Master Fund’s status as RICs, including the Diversification Tests. If the Funds dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, the Funds may make such dispositions at times that, from an investment standpoint, are not advantageous.

If the Feeder Fund fails to satisfy the Annual Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year (for example, because the Feeder Fund fails the 90% Income Test described above), the Feeder Fund will be subject to tax in that year on all of its taxable income at regular corporate rates, regardless of whether the Feeder Fund makes any distributions to holders of Shares, reducing the amount available to be distributed to Shareholders. The Feeder Fund would not be able to deduct distributions to Shareholders, nor would they be required to be made. Distributions would generally be taxable to individual and other non-corporate taxable Shareholders as ordinary dividend income eligible for the reduced maximum rate for taxable years beginning before January 1, 2013 (but not for taxable years beginning thereafter, unless the relevant provisions are extended by legislation) to the extent of the Feeder Fund’s current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of the Feeder Fund’s current and accumulated earnings and profits would be treated first as a tax-free return of capital to the extent of the holder’s adjusted tax basis in the Shares (reducing that basis accordingly), and any remaining distributions would be treated as a capital gain. Moreover, if the Feeder Fund fails to qualify as a RIC in any year, to qualify again to be taxed as a RIC in a subsequent year, the Feeder Fund would be required to distribute to Shareholders its earnings and profits attributable to non-RIC years. In addition, if the Feeder Fund failed to qualify as a RIC for a period greater than two taxable years, then the Feeder Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Feeder Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

Certain of the Funds’ investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Funds to recognize income or gain without a corresponding receipt of cash, (v) adversely affect when taxable income must be recognized or the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test. The Funds intend to monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

The Master Fund anticipates that substantially all of the Hedge Funds in which it invests will be treated as PFICs for U.S. federal income tax purposes. In general, a PFIC is any foreign corporation if (i) 75% or more of its gross income for the taxable year consists of passive income or (ii) 50% or more of its assets for the taxable year consist of assets that produce, or are held for the production of, passive income.

The Master Fund intends to elect to mark to market its PFIC shares and include in income any resulting gain or loss (a “Mark-to-Market Election”) for those PFICs in which it invests. If the Master Fund makes a Mark-to-Market Election with respect to a PFIC, the Master Fund will be deemed to have sold the shares of that PFIC as of the last day of the Master Fund’s taxable year. Accordingly, the Master Fund will generally (i) include in gross income the excess, if any, of the fair market value of its PFIC shares as of the end of the Master Fund’s taxable year over the adjusted tax basis of such PFIC shares and (ii) deduct as a loss the excess, if any, of the adjusted tax basis of the PFIC shares over the fair market value of such PFIC shares as of the end of the Master Fund’s taxable year, but only to the extent of any net mark-to-market gains with respect to shares in the same PFIC included in the Master Fund’s gross income for prior taxable years. The Master Fund’s adjusted tax basis in the shares it owns in the PFIC will be increased to reflect any such recognized gain and decreased to reflect any such recognized losses. As a result, it is anticipated that the amount of such distributions could exceed the net appreciation in the value of the Master Fund’s investments in such year. All of such gain or loss will be treated as ordinary income or ordinary loss (as the case may be) in the hands of the Master Fund. Moreover, any gain or loss from the Master Fund’s actual sale of PFIC shares with respect to which the Master Fund has made a Mark-to-Market Election will be treated as ordinary income or ordinary loss in the Master Fund’s hands. Thus, the Master Fund cannot generate long-term capital gains with respect to PFIC shares for which the Master Fund has made a Mark-to-Market Election. The Master Fund may use alternative elections with respect PFIC shares held if conditions warrant.

The Master Fund will recognize such mark-to-market income regardless of whether the PFIC has made any distributions to the Master Fund, and such income will constitute investment company taxable income subject to the Annual Distribution Requirement described above. The Funds may borrow funds or redeem a sufficient amount of its investments so that it has sufficient cash to maintain its qualification as a RIC and minimize U.S. federal income and excise taxes. No assurance, however, can be given in this regard.

As noted above, any losses the Master Fund recognizes with respect to its investments in PFICs will be treated as ordinary losses. Although a RIC is permitted to carry forward a net capital loss, a RIC is not permitted to carry forward a net operating loss. Accordingly, to the extent any mark-to-market PFIC losses, including losses from the Master Fund’s actual sales of PFIC shares, create or increase a net operating loss of the Master Fund for a given taxable year, the Master Fund will not realize any tax benefit from such PFIC losses because the Master Fund will not be allowed to carry forward such PFIC losses to offset taxable income in future taxable years. In addition, the Master Fund will be required to reduce its adjusted tax basis in its PFIC shares by the amount of deductible mark-to-market PFIC losses even if the Master Fund realizes no tax benefit from such mark-to-market PFIC losses, which would be the case if such mark-to-market PFIC losses create or increase a net operating loss of the Master Fund. In this situation, the Master Fund’s future gross income will be increased (or its future loss will be decreased) by reason of any reduction of the Master Fund’s adjusted tax basis in its PFIC shares for such unusable mark-to-market PFIC losses. Thus, unusable mark-to-market PFIC losses and unusable losses from the Master Fund’s actual sales of PFIC shares produce the adverse tax result of double taxation to the Master Fund and thus holders of its Shares.

Dividends or other income (including, in some cases, capital gains) received by the Funds from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the Funds’ total assets at the close of its taxable year consist of stock or securities of foreign corporations, the Funds may elect for U.S. federal income tax purposes to treat foreign income taxes paid by it as paid by Shareholders. The Funds may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Funds were to make such an election, Shareholders would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income tax liability. A taxpayer’s ability to use a foreign tax deduction or credit is subject to limitations under the Code. Shortly after any year for which it makes such an election, the Funds will report to Shareholders the amount per share of such foreign income tax that must be included in each Shareholder’s gross income and the amount that may be available for the deduction or credit.

The remainder of this discussion assumes that the Feeder Fund and the Master Fund each qualifies as a RIC and has satisfied the Annual Distribution Requirement.

Taxation of U.S. Holders

Distributions by the Feeder Fund (including distributions automatically reinvested in additional Shares) are taxable to U.S. holders as dividends to the extent of the Feeder Fund’s current or accumulated earnings and profits. In general, all dividends paid by the Feeder Fund will be taxed as ordinary income subject to the highest marginal U.S. federal income tax rates. Thus, Feeder Fund dividends will not be eligible for any of the reduced or favorable U.S. federal income tax rates applicable to capital gain dividends or “qualified dividend income” and will not be eligible for the dividends received deduction for corporations. It is anticipated that the amount of such distributions could exceed the net appreciation in the value of the Feeder Fund’s investments in such year.

Distributions in excess of the Feeder Fund’s earnings and profits first will reduce a U.S. holder’s adjusted tax basis in such holder’s Shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. holder.

Because (i) the Master Fund anticipates that substantially all of the Hedge Funds in which it invests will be treated as PFICs and (ii) the Master Fund will recognize taxable income (or loss) on a mark-to-market (i.e., deemed sale) basis in respect of its PFIC shares, Shareholders will generally receive ordinary income distributions in respect of their Shares each year if and to the extent the Master Fund has any net appreciation in all of its PFIC shares at the end of a taxable year of the Feeder Fund regardless of whether the Feeder Fund has actually sold any of its PFIC shares. In addition, Shareholders may be subject to the adverse tax result of double taxation caused by unusable PFIC losses, as described in “Taxation as a RIC” above.

For purposes of determining whether the Annual Distribution Requirement is satisfied for any year, the Feeder Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question.  If the Feeder Fund makes such an election, the U.S. holders will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Feeder Fund in October, November or December of any calendar year, payable to holders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been paid by the Feeder Fund and received by its U.S. holders on December 31 of the year in which the dividend was declared.

A U.S. holder generally will recognize taxable gain or loss if the holder sells or otherwise disposes of his, her or its Shares, including in a repurchase. The gain or loss will be measured by the difference between the amount realized on the disposition and the holder’s tax basis in his, her or its Shares. Any gain or loss arising from such sale or disposition generally will be treated as long-term capital gain or loss if the holder has held his, her or its Shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, all or a portion of any loss recognized upon a disposition of our Shares may be disallowed if other Shares are acquired within 30 days before or after the disposition, in which case the basis of the Shares acquired will be adjusted to reflect the disallowed loss.

In general, individual and other non-corporate U.S. taxable holders currently are subject to a reduced maximum federal income tax rate on their net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for a taxable year, including any long-term capital gain derived from an investment in Shares. Corporate U.S. holders currently are subject to federal income tax on net capital gain at the rates applied to ordinary income.  There are a number of statutory limitations on the deductibility of capital losses.

The Feeder Fund will send to each of its U.S. holders, as promptly as possible after the end of each calendar year, a notice detailing, on a per Shares and per distribution basis, the amounts includible in such U.S. holder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the reduced maximum rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. holder’s particular situation.

The Feeder Fund may be required to withhold federal income tax (“backup withholding”) from all taxable distributions to any U.S. holder (1) who fails to furnish the Feeder Fund with a correct taxpayer identification number or a certificate that such holder is exempt from backup withholding or (2) with respect to whom the IRS notifies the Feeder Fund that such holder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect.  An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. holder’s federal income tax liability and may entitle such holder to a refund, provided that proper information is timely provided to the IRS.

Taxation of Non-U.S. Holders

Whether an investment in Shares is appropriate for a non-U.S. holder will depend upon that person’s particular circumstances. An investment in the Shares by a non-U.S. holder may have adverse tax consequences.  Non-U.S. holders should consult their tax advisors before investing in Shares.

Distributions of the Feeder Fund’s “investment company taxable income” to non-U.S. holders (including distributions automatically reinvested in additional Shares) will generally be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Feeder Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the non-U.S. holder, and, if an income tax treaty applies, attributable to a permanent establishment in the U.S., in which case the distributions will be subject to federal income tax at the rates applicable to U.S. holders, and the Feeder Fund will not be required to withhold federal tax if the non-U.S. holder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. holder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors. The Feeder Fund expects that its distributions generally will not be eligible for the exemption from U.S. Federal withholding tax for distributions of so-called “qualified net interest income” and “qualified short-term gains.”

Gains realized by a non-U.S. holder upon the sale of Shares will generally not be subject to U.S. federal withholding tax or U.S. federal income tax unless the gains are effectively connected with a U.S. trade or business of the non-U.S. holder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. holder in the U.S.

After December 31, 2013, withholding at a rate of 30% will be required on dividends in respect of, and after December 31, 2014, withholding at a rate of 30% will be required on gross proceeds from the sale of, Shares held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain U.S. persons or by certain non-U.S. entities that are wholly or partially owned by U.S. persons. Accordingly, the entity through which Shares are held will affect the determination of whether such withholding is required.  Similarly, dividends in respect of, and gross proceeds from the sale of, Shares held by an investor that is a non-financial non-U.S. entity will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to the Feeder Fund that such entity does not have any “substantial U.S. owners” or (ii) provides certain information regarding the entity’s “substantial U.S. owners,” which the Feeder Fund will in turn provide to the Secretary of the Treasury. Non-U.S. holders are encouraged to consult with their tax advisers regarding the possible implications of these requirements on their investment in Shares.

For a corporate non-U.S. holder, distributions (both actual and deemed), and gains realized upon the sale of Shares that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable tax treaty).  Accordingly, investment in the Shares  may not be appropriate for certain non-U.S. holders.

A non-U.S. holder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the non-U.S. holder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. holder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in Shares.

CREDIT FACILITY

The Funds may enter into one or more credit agreements or other similar agreements negotiated on market terms (each, a “Borrowing Transaction”) with a bank or other financial institutions not affiliated with New York Life Investments, but which may or may not be affiliated with a Portfolio Manager, Hedge Fund and/or another service provider to the Funds, a Portfolio Manager, Hedge Fund or any of their respective affiliates (each, a “Financial Institution”) as chosen by the Advisors and approved by the Board. The Funds may borrow under a credit facility for a number of reasons, including without limitation, to pay fees and expenses, to satisfy the Annual Distribution Requirement, and to satisfy repurchases of Shares in a timely manner to ensure liquidity for the investors. To facilitate such Borrowing Transactions, the Funds may pledge its assets to the Financial Institution.

Under the 1940 Act, the Funds are not permitted to borrow for any purposes if, immediately after such borrowing, the Feeder Fund and Master Fund would, respectively, have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The 1940 Act also provides that the Funds may not declare distributions, or purchase its stock (including through tender offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the 1940 Act, certain short-term borrowings (such as for the purpose of meeting redemption requests, for bridge financing of investments in Hedge Funds or for cash management purposes) are not considered the use of investment leverage if (i) repaid within 60 days, (ii) not extended or renewed, and (iii) which are not in excess of 5% of the total assets of the Funds. Borrowing requirements generally do not apply to Hedge Funds that are not registered under the 1940 Act.

While the Master Fund does not currently intend to borrow money to purchase Hedge Funds and for portfolio management purposes, Hedge Funds that the Master Fund invests in will engage in leverage. The use of leverage by the Funds or the Hedge Funds can substantially increase the adverse impact of investment risks to which the Fund’s investment portfolio may be subject. See “Risk Factors - Risks Related to the Types of Investments Utilized by the Hedge Funds - Leverage.”

REPORTS TO SHAREHOLDERS

The Feeder Fund will furnish Shareholders, as soon as practicable after the end of each taxable year, information on Form 1099 as is required by law to assist the Shareholders in preparing their tax returns. The Feeder Fund also prepares and transmits to Shareholders an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

FISCAL YEAR

For accounting purposes, the Feeder Fund’s fiscal year is the 12-month period ending on March 31.

INQUIRIES

Inquiries concerning the Feeder Fund and the Shares (including procedures for purchasing and repurchasing Shares) should be directed to:

[xxx]

FINANCIAL STATEMENTS

The Feeder Fund’s audited financial statements for the period ended [xxx] and the independent public accountant’s reports thereon are set forth in Appendix B.

APPENDIX A

PRIVATE ADVISORS PERFORMANCE INFORMATION

Private Advisors LLC (“Private Advisors”) employs an investment program for Private Advisors Alternative Strategies Master Fund (“Master Fund”) that is substantially the same as the investment program that it employs in managing another investment vehicle that has an investment objective, program, policies and strategies that are substantially the same as those of the Master Fund (“Other Investment Vehicle”). Private Advisors selects on behalf of the Other Investment Vehicle various Portfolio Managers with which it will invest the Other Investment Vehicle’s assets. The personnel of the Private Advisors who are responsible for managing the investments of the Master Fund manage the Other Investment Vehicle.

Because of the similarity of investment programs, as a general matter, Private Advisors will consider participation by the Master Fund in all appropriate investment opportunities that are under consideration by Private Advisors for the Other Investment Vehicle. Private Advisors will evaluate for the Master Fund and for the Other Investment Vehicle a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Master Fund or the Other Investment Vehicle at a particular time. Because these considerations may differ for the Master Fund and the Other Investment Vehicle in the context of any particular investment opportunity and at any particular time, the investment activities and future investment performance of the Master Fund and the Other Investment Vehicle will differ. See “Conflicts of Interest.”

The following tables set forth monthly performance information of the Other Investment Vehicle and various indices for the periods indicated. The returns shown for the Other Investment Vehicle reflect the actual fees and expenses incurred by the Other Investment Vehicle. The table should be read in conjunction with the notes thereto. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Prospective investors should recognize that the Master Fund’s fees and expenses may be higher than those of the Other Investment Vehicle. Accordingly, had the Other Investment Vehicle’s performance records reflected the Master Fund’s fees and estimated expenses, the Other Investment Vehicle’s returns shown in the table may have been lower. Furthermore, there are certain differences between the investment policies of the Funds and the Other Investment Vehicle. Unlike the Funds, the Other Investment Vehicle is not subject to certain investment limitations and diversification requirements imposed by applicable tax regulations, which, if applicable, could have adversely affected the performance results of the Other Investment Vehicle. In addition, the Other Investment Vehicle is not a registered investment company and, therefore, is not subject to the limitations and restrictions of the 1940 Act. The future performance of the Funds, the Other Investment Vehicle and the various indices may differ.

A-1

APPENDIX B

STATEMENT OF ASSETS AND LIABILITIES AND OPERATIONS AND REPORT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

B-1

The information in this Statement of Additional Information is not complete and may be changed.  The Feeder Fund may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED DECEMBER 16, 2011

PRIVATE ADVISORS ALTERNATIVE STRATEGIES   FUND

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a Prospectus. This SAI relates to and should be read in conjunction with the Prospectus of Private Advisors Alternative Strategies Fund (“Feeder Fund”) dated December 16, 2011.  A copy of the Prospectus may be obtained by contacting the Feeder Fund at (xxx) xxx-xxxx.

The Feeder Fund is a recently organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a non-diversified, closed-end investment management, company. The Feeder Fund is a “feeder” fund within what is known in the investment company industry as a “master-feeder” structure. Within this structure the Feeder Fund will invest all or substantially all its investable assets in another non-diversified, closed-end management investment company, Private Advisors Alternative Strategies Master Fund (“Master Fund”)

References herein to “Funds” shall refer collectively to the Feeder Fund and the Master Fund.

New York Life Investment Management LLC (“New York Life Investments”) serves as the Funds’ investment manager. New York Life Investments has in turn delegated its portfolio management responsibilities to Private Advisors LLC, an affiliate of New York Life Investments (“Private Advisors”, and, together with New York Life Investments, “Advisors”).

NYLIFE Distributors LLC acts as the distributor of the Feeder Fund’s shares of beneficial interest (“Shares”). Investments in the Feeder Fund may be made only by “eligible investors.”  Although the Shares will be registered under the Securities Act of 1933, as amended (“Securities Act”), generally only investors that satisfy the definitions of “accredited investor” as defined in Regulation D under the Securities Act will be eligible investors.  Eligible investors who subscribe for Shares and are admitted to the Feeder Fund will become shareholders (“Shareholders”) of the Feeder Fund. Shares will not be listed on a public exchange. Shares are subject to substantial restrictions on transferability, and resale and may not be transferred or resold except as permitted under the Feeder Fund’s Agreement and Declaration of Trust (“Declaration of Trust”).

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TABLE OF CONTENTS OF SAI

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ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

The investment objective of the Feeder Fund is to seek long-term capital appreciation above equity returns over a full market cycle with volatility that is lower than that of the equity market and returns that demonstrate a low correlation to both traditional equity and fixed income markets. The Feeder Fund attempts to achieve its investment object by investing substantially all of its assets, net of reserves maintained for reasonably anticipated expenses, in the Master Fund. The Master Fund, which has the same investment objective as the Feeder Fund, will seek to achieve its investment objective by placing its capital with a variety of portfolio managers (each a “Portfolio Manager” and collectively, “Portfolio Managers”) who operate mainly as private investment funds or “hedge funds” (each a “Hedge Fund” and collectively, “Hedge Funds”), and employ diverse investment styles and strategies.

The investment objective and investment program of the Funds, as well as the principal risks associated with the Funds’ investment strategies, are set forth in the Prospectus. Certain additional investment information is provided below. The Hedge Funds in which Master Fund invests are not subject to the Funds’ investment policies and may have different or contrary investment policies. Except as otherwise stated in the Prospectus, this SAI of the Feeder Fund, or the Declaration of Trust, the investment program, strategies, policies and restrictions of the Feeder Fund are not fundamental and may be changed by the Board without the Shareholder approval.

Fundamental Investment Policies

Except as noted below, the following fundamental investment policies cannot be changed without approval by holders of a majority of the outstanding voting securities of the Feeder Fund, as defined in the 1940 Act. Under the 1940 Act a “majority of the outstanding voting securities” means the vote of: (i) 67% or more of the Feeder Fund’s shares present at a meeting, if the holders of more than 50% of the Feeder Fund’s shares are present or represented by proxy, or (ii) more than 50% of the Feeder Fund’s shares, whichever is less.

In applying the investment restrictions and other policies described in the Prospectus, the Feeder Fund nor the Master Fund will not (except as noted below) “look through” to the investments and trading activity of the Hedge Funds, which may not be managed in accordance with the Funds’ investment policies or restrictions. In addition, the following restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated. The Feeder Fund’s investment objective is non-fundamental and may be changed without Shareholder approval.

 The Feeder Fund, as a fundamental policy, may not:

1.           Purchase or sell real estate or commodities except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

2.           Borrow money except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

3

3.           Issue senior securities except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

4.           Underwrite the securities of other issuers except (a) to the extent that the Feeder Fund may be deemed to be an underwriter within the meaning of the Securities Act, as amended, in connection with the purchase and sale of portfolio securities; and (b) as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

5.           Make loans except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

6.           Purchase the securities of any issuer if, as a result of such purchase, the Feeder Fund’s investments would be concentrated in any particular industry except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

BOARD OF TRUSTEES AND OFFICERS

Management

The Funds’ Board of Trustees (each a “Board” and collectively, “Boards” and each such trustee a “Trustee” and, collectively, “Trustees”) oversees the actions of the Advisors and the Distributor and decides on general policies governing the operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one year periods with the approval of the Board’s Nominating and Governance Committee. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”).

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Name and Date of Birth	Term of Office, Position Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee(3)

Interested Trustee

John Y. Kim 9/24/60(1)	Trustee (Since 2011)
Member of the Board of Managers, President and Chief Executive Officer (since 2008), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board, MacKay Shields LLC (since 2008); Chairman of the Board, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC and McMorgan & Company LLC, Chairman of the Board and Chief Executive Officer, NYLIFE Distributors LLC and Chairman of the Board, NYLCAP Manager LLC (since April 2008); President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)
[68]
Trustee, Eclipse Funds since 2008 (2 fund); Trustee, Eclipse Funds Inc. since 2008 (1 fund); Trustee, MainStay Funds Trust since 2009 (29 funds); Trustee, The MainStay Funds since 2008 (14 funds); Trustee, MainStay VP Funds Trust since 2008 (21 portfolios); Trustee, Private Advisors Alternative Strategies Master Fund since 2011

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Name and Date of Birth	Term of Office, Position Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee(3)
Independent Trustees

Susan B. Kerley 8/12/51	Trustee (Since 2011)	President, Strategic Management Advisors (since 1990)	[68]
Chairman since 2005 and Trustee since 2000, Eclipse Funds (2 funds); Chairman since 2005 and Director since 1990, Eclipse Funds Inc. (1 fund); Chairman and Trustee, MainStay Funds Trust since 2009 (29 funds); Chairman and Trustee, The MainStay Funds since 2007 (14 funds); Chairman and Trustee, MainStay VP Funds Trust since 2007 (21 portfolios); Trustee, Legg Mason Partners Funds, Inc., since 1991 (60 portfolios); Trustee, Private Advisors Alternative Strategies Master Fund since 2011

Alan R. Latshaw 3/27/51	Trustee (Since 2011)	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the Audit and Compliance Committee (2004 to 2006)	[68]
Trustee and Audit Committee Financial Expert, Eclipse Funds since 2007 (2 funds); Director and Audit Committee Financial Expert, Eclipse Funds Inc. since 2007 (1 fund); Trustee and Audit Committee Financial Expert, MainStay Funds Trust since 2009 (29 funds); Trustee and Audit Committee Financial Expert, The MainStay Funds since 2006 (14 funds); Trustee and Audit Committee Financial Expert, MainStay VP Funds Trust since 2007 (21 portfolios); Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios); Trustee, Private Advisors Alternative Strategies Master Fund since 2011

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Name and Date of Birth	Term of Office, Position Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee(3)
Peter Meenan 12/5/41	Trustee (Since 2011)
Independent Consultant; President and Chief Executive Officer, Babson- United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)
[68]
Trustee, Eclipse Funds since 2007 (2 funds); Director, Eclipse Funds Inc. since 2007 (1 fund); Trustee, MainStay Funds Trust since 2009 (29 funds); Trustee, The MainStay Funds since 2007 (14 funds); Trustee, MainStay VP Funds Trust since 2007 (21 portfolios); Trustee, Private Advisors Alternative Strategies Master Feeder Fund since 2011

Richard H. Nolan, Jr. 11/16/46	Trustee (Since 2011)	Managing Director, ICC Capital Management; President – Shields/ Alliance, Alliance Capital Management (1994 to 2004)	[68]
Trustee, Eclipse Funds since 2007 (2 funds); Director, Eclipse Funds Inc. since 2007 (1 fund); Trustee, MainStay Funds Trust since 2009 (29 funds); Trustee, The MainStay Funds since 2007 (14 funds); Trustee, MainStay VP Funds Trust since 2006 (21 portfolios); Trustee, Private Advisors Alternative Strategies Master Fund since 2011

Richard S. Trutanic 2/13/52	Trustee (Since 2011)
Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Trustee, Groupe Arnault S.A. (private investment firm) (1999 to 2002)
[68]
Trustee, Eclipse Funds since 2007 (2 funds); Director, Eclipse Funds Inc. since 2007 (1 fund); Trustee, MainStay Funds Trust since 2009 (29 funds); Trustee, The MainStay Funds since 1994 (14 funds); Trustee, MainStay VP Funds Trust since 2007 (21 portfolios); Trustee, Private Advisors Alternative Strategies Fund since 2011

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Name and Date of Birth	Term of Office, Position Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee(3)
Roman L. Weil 5/22/40	Trustee (Since 2011)	V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago; President, Roman L. Weil Associates, Inc. (consulting firm)	[68]
Trustee and Audit Committee Financial Expert, Eclipse Funds since 2007 (2 funds); Director and Audit Committee Financial Expert, Eclipse Funds Inc. since 2007 (1 fund); Trustee and Audit Committee Financial Expert, MainStay Funds Trust since 2009 (29 funds); Trustee and Audit Committee Financial Expert, The MainStay Funds since 2007 (14 funds); Trustee (since 1994) and Audit Committee Financial Expert (since 2003), MainStay VP Funds Trust (21 portfolios); Trustee, Private Advisors Alternative Strategies Master Fund since 2011

John A. Weisser 10/22/41	Trustee (Since 2011)	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	[68]
Trustee, Eclipse Funds since 2007 (2 funds); Director, Eclipse Funds Inc. since 2007 (1 fund); Trustee, MainStay Funds Trust since 2009 (29 funds); Trustee, The MainStay Funds since 2007 (14 funds); Trustee, MainStay VP Funds Trust since 1997 (21 portfolios); Trustee, Direxion Funds (32 portfolios) and Direxion Insurance Trust (1 portfolio) since 2007; Trustee, Direxion Shares ETF Trust since 2008 (36 portfolios); Trustee, Private Advisors Alternative Strategies Master Fund since 2011

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(1)
Trustee considered to be an “interested person” of the Feeder Fund within the meaning of the 1940 Act because of his affiliation with New York Life, New York Life Investments, and Private Advisors, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

(2)	Terms of service for MainStay VP Funds Trust includes services as a Director of MainStay VP Funds Trust’s predecessor, MainStay VP Series Fund, Inc., a Maryland corporation.

(3)
The fund complex consists of the Feeder Fund, Private Advisors Alternative Strategies Master Fund and series of Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, The MainStay Funds and MainStay VP Funds Trust (“MainStay Group of Funds”).

In addition to the information provided in the table above, the following is a brief discussion of the specific experience, qualifications, attributes, or skills that support the conclusion, that each person listed below is qualified to serve as a Trustee of the Funds in light of the Funds’ business and structure. The disclosure below regarding the Trustees is not intended to state or imply that any Trustee has any title, expertise or experience that would impose a higher degree of individual responsibility or obligation on such Trustee, either as compared to the other Trustees of the Funds or to Trustees of other mutual funds generally.

Ms. Kerley. Ms. Kerley has served as a Trustee of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1990, has served as Chairman of at least one registrant since 2005, and previously served as the Chairman of the Audit Committee of Eclipse Funds and Eclipse Funds Inc. Ms. Kerley also has served as a trustee of another large mutual fund complex since 1991. She has been President of Strategic Management Advisors LLC, an investment consulting firm, since 1990. Ms. Kerley has over 25 years of experience in the investment management industry. She is a member of the Board of Governors of the Investment Company Institute, the national association of U.S. investment companies (“ICI”), and the Co-Chair of the Education and Communication Committee of the Independent Directors Council (“IDC”). She served as the Chair of the IDC Task Force on Derivatives in 2008.

Mr. Kim. Mr. Kim has been a Trustee of one or more of the registrants of the MainStay Group of Funds since 2008. As President and Chief Executive Officer of New York Life Investments, Mr. Kim is ultimately responsible for the management of the Funds’ day-to-day operations. In addition to his role with New York Life Investments, Mr. Kim also serves as an Executive Vice President of New York Life Insurance Company (“New York Life”) and is a member of New York Life’s Executive Management Committee. Mr. Kim has more than 15 years’ experience in the investment management field. Mr. Kim is a Chartered Financial Analyst and holds Series 7 and 24 licenses with the Financial Industry Regulatory Authority (“FINRA”). Immediately prior to joining New York Life Investments, Mr. Kim was responsible for managing the retirement investment business of Prudential Financial, Inc. Mr. Kim also has previously served on the board of another mutual fund complex.

Mr. Latshaw. Mr. Latshaw has served as a Trustee and Audit Committee Financial Expert (“ACFE”) of one or more registrants in the MainStay Group of Funds or a predecessor since 2007. Prior to becoming a Trustee of The MainStay Funds, Mr. Latshaw served as a consultant to the Audit and Compliance Committee of its Board of Trustees from 2004 through 2006. Mr. Latshaw also has served as a trustee of another mutual fund complex since 2005. Mr. Latshaw has over 20 years of accounting experience, and has spent the majority of his career focusing on accounting and audit issues related to mutual funds. Mr. Latshaw is a member of the Investment Companies Committee (“ICC”) of the American Institute of Certified Public Accountants, and served as its chairman from 1997-2001. As part of his chairmanship of the ICC, Mr. Latshaw assisted with the development of accounting standards and practices applicable to mutual funds, many of which were the predecessors to generally accepted accounting principles codified by the Financial Accounting Standards Board (“FASB”) in 2009.

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Mr. Meenan. Mr. Meenan has served as a Trustee of one or more of the registrants of the MainStay Group of Funds or a predecessor since 2002, including serving as the ACFE of Eclipse Funds and Eclipse Funds Inc. for approximately four years. He has over 35 years of experience in the mutual fund industry, including experience in senior legal and senior business capacities. Mr. Meenan has served as the general counsel of several major investment advisory firms and as a senior executive with responsibility for domestic and international mutual fund products and businesses at major financial institutions. Mr. Meenan previously has served as a member of the boards of several mutual fund families, including four years’ experience as a chairman. He served as the Chair of the IDC Task Force on Director Self-Evaluation.

Mr. Nolan. Mr. Nolan has served as a Trustee of one or more of the registrants of the MainStay Group of Funds or a predecessor since 2006. Mr. Nolan has more than 25 years of experience as a senior executive and investment manager of both equity and fixed income portfolios for institutional and individual clients, including the management of employee benefit and retirement assets. He also served as a director and later treasurer of the New York Institute of Podiatric Medicine, during which time he was responsible, among other duties, for the management of the Institute’s portfolio of investments.

Mr. Trutanic. Mr. Trutanic has served as a Trustee of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1994, including previously serving as the Chairman of the Brokerage and Expense Committee of The MainStay Funds. Currently, Mr. Trutanic is the Chairman and Chief Executive Officer of Somerset & Company, a private investment and advisory firm focused primarily on private equity and alternative investments for institutional clients and high net worth families. He has over 25 years of investment management experience with several institutional investment firms, including the management of public and private equity investments, with a particular focus on international and alternative investments. Prior to his investment management experience, Mr. Trutanic was a lawyer in private practice focusing on securities law.

Mr. Weil. Mr. Weil has served as a Trustee of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1994. He is currently the V. Duane Rath Professor Emeritus of Accounting at the Chicago Booth School of Business, a Program Fellow at Stanford Law School, and a Visiting Professor at Princeton University Department of Economics. Mr. Weil has been a professor for over 45 years, and his scholarship has focused primarily in the areas of economics and accounting. Mr. Weil has been a Certified Public Accountant in Illinois since 1973 and was a Certified Management Accountant from 1974 until 2009. He has co-authored over a dozen textbooks, has co-edited four professional reference books, and has authored over 100 articles in academic and professional journals. He served on the SEC’s Advisory Committee on Replacement Cost Accounting, on two FASB task forces and the FASB’s Accounting Standards Advisory Council. He co-founded and co-directs the Directors’ Consortium, a joint venture of the University of Chicago, Stanford Law School, Stanford Graduate School of Business, and The Tuck School at Dartmouth, which serves as an educational resource for directors. Mr. Weil serves on the Education Committee of the IDC and also has served on its Governance Committee.

Mr. Weisser. Mr. Weisser has served as a Trustee of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1997 and served as Lead Independent Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust, for approximately two years. Mr. Weisser spent the majority of his career at Salomon Brothers, Inc., serving as a Managing Director for more than 14 years. At Salomon Brothers, Mr. Weisser managed a team that specialized in various types of fixed income securities.

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Board Structure and Leadership

The Board oversees the business and affairs of the Funds, including oversight of key service providers to the Funds, including New York Life Investments and Private Advisors. The Board holds regularly scheduled in person meetings on a quarterly basis and other special in person and telephonic meetings on an as needed basis. There are eight Trustees, seven of whom are considered Independent Trustees in accordance with rules adopted by the SEC.

The Board has elected an Independent Trustee to serve as its Chairman. The Chairman is responsible for setting the agendas of all regular and special Board meetings, assists in identifying the information to be presented to the Board with respect to matters to be acted upon by the Board, and presides over all Board meetings. In between meetings, the Chairman is responsible for communicating with other Trustees, Fund officers, and personnel of New York Life Investments and other service providers as necessary to enable the Board to carry out its primary responsibility of overseeing the Funds and its operations.

As discussed further below, the Board has established various Committees through which the Trustees focus on matters relating to particular aspects of the Funds’ operations, such as valuation of portfolio holdings, investments, Fund fees and expenses and financial reporting.

The Trustees routinely review the effectiveness of the Committee structure and each Committee’s responsibilities and membership. The Trustees believe that the Board’s leadership and committee structure is appropriate in light of the nature and size of the Funds because, among other things, it fosters strong communication between the Board, its individual members, New York Life Investments and other service providers, allocates responsibilities among the Committees and permits Committee members to focus on particular areas involving the Funds. In addition, the Committees support and promote the Independent Trustees in their oversight of all aspects of the Funds’ operations and their independent review of proposals made by New York Life Investments.

Risk Oversight

While responsibility for day-to-day risk management relating to the Funds and its operations resides with New York Life Investments, Private Advisors or other service providers (subject to the supervision of the New York Life Investments), the Board actively performs a risk oversight function, both directly and through its Committees, as described below. The Board and its Committees exercise a risk oversight function through regular and ad hoc Board and Committee meetings during which the Board and its Committees meet with representatives of the Advisors, and other key service providers. The Audit Committee also meets regularly with the Funds’ independent registered public accounting firm and Principal Financial and Accounting Officer to discuss internal controls and financial reporting matters, among other things. The Board and Committees regularly require senior management of New York Life Investments and senior officers of the Funds to report to the Board and the Committees on a variety of risk areas relating to the Funds, including, but not limited to, investment/portfolio risks (e.g., performance, compliance, counterparty, credit, liquidity and valuation risks) and operational/enterprise risks (e.g., financial, reputational, compliance, litigation, personnel and business continuity risks), as well as more general business risks. The Board reviews, on an ongoing basis, the Funds’ performance, operations and investment practices. The Board also conducts reviews of New York Life Investments in its role in managing the Funds’ operations. In addition, the Board has engaged counsel to the Independent Trustees and consults with such counsel both during and between meetings of the Board and the Committees.

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The Board also meets regularly with the Funds’ Chief Compliance Officer (“CCO”), who reports directly to the Board. The CCO has responsibility for testing the compliance procedures of the Funds and its service providers. The CCO regularly discusses issues related to compliance and provides a quarterly report to the Board regarding the Funds’ compliance program. In order to maintain a robust risk management and compliance program for the Funds, the Board and its Committees also regularly review and approve, as necessary, the Funds’ compliance policies and procedures and updates to these procedures, as well as review and approve the compliance policies and procedures of certain of the Funds’ service providers to the extent that those policies and procedures relate to the operations of the Funds. In addition to the meetings with various parties to oversee the risk management of the Funds, the Board and its Committees also receive regular written reports from these and other parties which assist the Board and the Committees in exercising their risk oversight function.

The Board also benefits from other risk management resources and functions within the New York Life Investments’ organization, such as New York Life Investments’ risk management personnel and the internal auditor of New York Life Investments’ parent company. For example, the Board meets periodically with New York Life Investments’ risk management personnel, including the New York Life Investments’ Chief Risk Officer (“CRO”) and members of the Risk Management Committee. The CRO is responsible for overseeing the measurement and monitoring of operational risks across the New York Life Investments’ enterprise. The Risk Management Committee is comprised of senior personnel of New York Life Investments and seeks to identify and address material risks within the New York Life Investments’ businesses across its multi-boutique structure. The Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to mitigate or eliminate all risks and their possible effects, and that it may be necessary to bear certain risks (such as investment risks) to achieve the Funds’ investment objective. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

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Officers (Who are not Trustees)*

Name and Date of Birth	Position with Fund	Term of Office and Year First Elected or Appointed	Principal Occupation(s) During Past Five Years**
Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer	Indefinite term (Since 2011)
Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer (since 2007), Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, MainStay VP Funds Trust, and The MainStay Funds; Vice President, Prudential Investments (2000 to 2007); Assistant Treasurer, JennisonDryden Family of Funds, Target Portfolio Trust, The Prudential Series Fund and American Skandia Trust (2006 to 2007); Treasurer and Principal Financial Officer, The Greater China Fund (2007)

Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer	Indefinite term (Since 2011)
Managing Director, Compliance (since 2009), Director and Associate General Counsel (2005 to 2008), New York Life Investment Management LLC; Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer (since 2009), Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust , MainStay VP Funds Trust, and The MainStay Funds; Assistant Secretary (2006 to 2008), The MainStay Funds; Assistant Secretary (2005 to 2008), Eclipse Funds, Eclipse Funds Inc., The MainStay Funds and MainStay VP Series Fund, Inc.

Stephen P. Fisher 2/22/59	President	Indefinite term (Since 2011)
Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); Managing Director – Retail Marketing, New York Life Investment Management LLC (2003 to 2005); President, MainStay Funds Trust (since 2009), Eclipse Funds, Eclipse Funds Inc., MainStay VP Funds Trust and The MainStay Funds (since 2007)

J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer	Indefinite term (Since 2011)
Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer (since 2010), Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, MainStay VP Funds Trust and The MainStay Funds; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003-2010)

Scott T. Harrington 2/8/59	Vice President – Administration	Indefinite term (Since 2011)
Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company, FSB (since 2006); Vice President—Administration, Eclipse Funds, Eclipse Funds Inc., MainStay VP Funds Trust, and The MainStay Funds (since 2005) and MainStay Funds Trust (since 2009)

*
The Officers listed above are considered to be “interested persons” of the Feeder Fund within the meaning of the 1940 Act because of their affiliation with the Feeder Fund, New York Life, New York Life Investments, and Private Advisors, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.”

**	Terms of service for MainStay VP Funds Trust includes services as a Director of MainStay VP Funds Trust’s predecessor, MainStay VP Series Fund, Inc., a Maryland corporation.

Board Committees

The committees of the Board include the Audit Committee, the Contracts Committee, the Investment Committee, and the Nominating and Governance Committee. The Board also established a Valuation Committee and Valuation Subcommittee, which may include members who are not Trustees.

Audit Committee. The purposes of the Audit Committee, which meets at least twice annually, are to oversee the Funds’ processes for accounting, auditing, financial reporting, and related internal controls and compliance with applicable laws and regulations. The members of the Audit Committee include Alan R. Latshaw, Susan B. Kerley and Roman L. Weil. The Committee held no meetings during the fiscal year ended [__].

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Contracts Committee. The purposes of the Contracts Committee, which meets on an as needed basis, are to assist the Board in overseeing contracts to which the Funds is or is proposed to be a party and to ensure that the interests of the Funds and its shareholders are served by the terms of these contracts. The Committee will oversee the process of evaluating new contracts, reviewing existing contracts on a periodic basis and may, at its discretion or at the request of the Board, make recommendations to the Board with respect to any contracts affecting the Funds. The members of the Contracts Committee include Peter Meenan (Chairman), Richard H. Nolan, Jr., Richard S. Trutanic and John A. Weisser, Jr. The Contracts Committee held no meetings during the fiscal year ended [__].

Investment Committee. The purposes of the Investment Committee, which meets on a quarterly basis, are to assist the Board in overseeing the portfolio management, performance and brokerage practices relating to the Funds and to consider any proposals that New York Life Investments may make from time to time concerning the Funds. The members of the Investment Committee are Richard H. Nolan, Jr. (Chairman), Susan B. Kerley, John Y. Kim, Alan R. Latshaw, Peter Meenan, Richard S. Trutanic, Roman L. Weil and John A. Weisser, Jr. The Investment Committee held no meetings during the fiscal year ended [__].

Nominating and Governance Committee. The purposes of the Nominating and Governance Committee, which meets on an as needed basis, are to: (1) make recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing the management of the Funds; (2) make recommendations to the Board regarding (a) its size, structure and composition; (b) qualifications for Trusteeship; and (c) compensation for Trustees; (3) identify and recommend qualified individuals for Trusteeship and for the chairmanship of the Board; (4) make recommendations to the Board with respect to the Board’s committee structure, committee membership and chairmanship; and (5) oversee the self-assessment of the Board, its committees and its members. The members of the Nominating and Governance Committee are John A. Weisser, Jr. (Chairman), Susan B. Kerley, Alan R. Latshaw, Peter Meenan, Richard H. Nolan, Jr., Richard S. Trutanic and Roman L. Weil. The Committee held no meetings during the fiscal year ended [__].

The Nominating and Governance Committee has adopted Policies for Consideration of Trustee candidates (“Candidate Policy”), formal policies on the consideration of Trustee candidates, including nominees recommended by shareholders. The Nominating and Governance Committee may solicit suggestions for nominations from any source, which it deems appropriate, including independent consultants engaged specifically for such a purpose.

Shareholders or shareholder groups submitting candidates to the Nominating and Governance Committee must show that the candidate satisfies the Nominating and Governance Committee qualifications for submission, at the time of submitting the candidate to the attention of the Funds’ Secretary, who will provide all qualified submissions to the Nominating and Governance Committee. This submission to the Secretary of the Funds must include: (a) Contact information for the nominating shareholder or shareholder group; (b) a certification from the nominating shareholder or shareholder group which provides the number of shares which the person or group has: (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares and (v) stating that the shares have been held continuously for at least two years as of the date of the nomination; (c) the candidate’s contact information and the number of applicable Fund shares owned by the candidate; (d) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Exchange Act; and (e) a notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Funds’ proxy statement, if so designated by the Nominating and Governance Committee and the Funds’ Board. It shall be in the Nominating and Governance Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

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Valuation Committee. The purposes of the Valuation Committee are to oversee the implementation of the Funds’ valuation procedures and to make fair value determinations on behalf of the Board as specified in such valuation procedures. The members of the Valuation Committee include: [   ]. The Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. The Committee held no meetings during the fiscal year ended [__].

Valuation Subcommittee. The purpose of the Valuation Subcommittee, which meets on an as needed basis, is to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Funds’ valuation procedures. Meetings may be held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee include: [    ]. The Valuation Subcommittee held no meetings during the fiscal year ended [__].

Risk and Compliance Committee. The purposes of the Risk and Compliance Committee, which meets on an as needed basis, are to assist the Board in overseeing the risk management and compliance function of the Funds. The members of the Risk and Compliance Committee include Roman L. Weil (Chairman), Alan R. Latshaw and Susan B. Kerley. The Risk and Compliance Committee held no meetings during the fiscal year ended [__].

Beneficial Ownership by Trustees

As of [xxx], the dollar range of equity securities owned by each Trustee in the Feeder Fund (including beneficially) and in any registered investment company overseen by the Trustees within the same family of investment companies as the MainStay Group of Funds was as follows:

Trustee	Dollar Range of Equity Securities in the Feeder Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Complex
John Y. Kim (1)	None	[Over $100,000]

(1)
This Trustee is considered to be an “interested person” of the Feeder Fund within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, and Private Advisors  LLC.

Independent Trustees
Trustee	Dollar Range of Equity Securities in the Feeder Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Complex
Susan B. Kerley	None	[Over $100,000]
Alan R. Latshaw	None	[$10,001 - $50,000]
Peter Meenan	None	[Over $100,000]
Richard H. Nolan, Jr.	None	[Over $100,000]
Richard S. Trutanic	None	[None]
Roman L. Weil	None	[$10,001 - $50,000]
John A. Weisser	None	[Over $100,000]

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As of December 31, 2010, each Trustee who is not an “interested person” of the Feeder Fund, as that term is defined in the 1940 Act, and his or her immediate family members, did not beneficially or of record own securities in (1) an investment adviser or principal underwriter of the Feeder Fund or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Feeder Fund.

Trustee Compensation

The following Compensation Table reflects the compensation received by certain Trustees for the fiscal period ended [__], from the Fund Complex (the MainStay Group of Funds). Effective [__], the Independent Trustees receive from the Fund Complex, either directly or indirectly, an annual retainer of $[__]; a fee of $[__] for each regular Board meeting and associated Committee meetings attended; and fees of $[__] per day for other in-person Board meetings, $[__] per day if a Trustee attends a regular in-person meeting telephonically, and $[__] per day if a Trustee attends an in-person Board meeting that is not regularly scheduled telephonically. Trustees also are reimbursed for all out-of-pocket expenses related to attendance at Board and Committee meetings. The Chairman of the Board is also paid an annual fee of $[__] and the Chairmen of the Audit, Investment, Contracts and Nominating and Governance Committees each receive an annual fee of $[__]. The Independent Trustees had a different compensation arrangement prior to [__]. [Each fund in the Fund Complex pays a pro-rata share of these fees based on its net assets relative to the other funds in the Fund Complex as of the end of the relevant fiscal year.]

The following table sets forth estimated compensation to be paid by the Feeder Fund projected during the Feeder Fund’s first full fiscal year to each of the Trustees and estimated total compensation to be paid to each of the Trustees by the Fund Complex for a full calendar year.

Name of Trustee	Estimated Aggregate Compensation from Fund (1)	Estimated Annual Benefits Upon Retirement	Estimated Total Compensation from Fund and Fund Complex to Be Paid to Trustees (2)
Susan B. Kerley	$	None	$
Alan R. Latshaw	$	None	$
Peter Meenan	$	None	$
Richard H. Nolan, Jr.	$	None	$
Richard S. Trutanic
Roman L. Weil	$	None	$
John A. Weisser	$	None	$

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(1)	The compensation estimated to be paid by the Feeder Fund to the Trustees for the first full fiscal year for services to the Feeder Fund.

(2)
The total estimated compensation to be paid to Ms. Kerley and Latshaw, Meenan, Nolan, Weil and Weisser, Independent Trustees, from the Feeder Fund and the Fund Complex for a full calendar year is based on estimated compensation to be paid to these Trustees for a full calendar year for services as Trustees to the Feeder Fund and the Fund Complex.

CODE OF ETHICS

The Funds, New York Life Investments and Private Advisors have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act (“Codes of Ethics”). Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. These codes can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The codes of ethics are available on the EDGAR Database on the SEC’s website (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission Public Reference Section, Washington, D.C. 20549-0102.

MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS

Pursuant to a Management Agreement with the Funds, dated as of [xxx], 2012, New York Life Investments, subject to the supervision of the Board, and in conformity with the stated policies of the Funds, administers the Funds’ business affairs and has investment advisory responsibilities with respect to the Funds’ investments.

The Management Agreement remains in effect for two years following its initial effective dates, and continues in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of the Feeder Fund and the Master Fund, respectively (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Trustees.

New York Life Investments has authorized any of its members, managers, officers and employees who have been elected or appointed as Trustees or officers of the Funds to serve in the capacities in which they have been elected or appointed.

The Management Agreement provides that New York Life Investments shall not be liable to the Feeder Fund and the Master Fund, respectively, for any error or judgment by New York Life Investments or for any loss sustained by the Funds except in the case of New York Life Investments’ willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days’ or less than 30 days’ written notice.

In connection with its administration of the business affairs of the Funds, and except as indicated in the Prospectus, New York Life Investments bears the following expenses:

* the salaries and expenses of all personnel of the Funds and New York Life Investments, except the fees and expenses of Trustees not affiliated with the Advisors, and the bonus portion of the CCO’s compensation];

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* the fees to be paid to Private Advisors pursuant to the Subadvisory Agreement or otherwise; and

* all expenses incurred by New York Life Investments in connection with administering the ordinary course of the Funds’ business, other than those assumed by the Funds, as the case may be.

In consideration of the advisory services provided by New York Life Investments to the Master Fund, the Master Fund pays New York Life Investments a management fee of [xxx]% per year, payable monthly at the rate of 1/12 of [xxx]% of the Master Fund’s month end NAV, before giving effect to repurchases or Repurchase Fees (if any), but after giving effect to the Fund’s other expenses. The Management Fee is an expense paid out of the Master Fund’s assets. The Management Fee is paid monthly in arrears within 30 days of the calculation of the Master Fund’s NAV for each month. The Feeder Fund will not pay a management fee to New York Life Investments so long as the Feeder Fund remains in the “master-feeder” structure, and invests substantially all of its assets, net of reserves maintained for reasonably anticipated expenses, in the Master Fund.

The Management Agreement has been approved by the Master Fund’s and Feeder Fund’s Board, including a majority of the Independent Trustees, and the sole shareholder of each of the Master Fund and the Feeder Fund.

Pursuant to the Subadvisory Agreement between New York Life Investments and Private Advisors, and subject to the supervision of the Board and New York Life Investments in conformity with the stated policies of the Funds, Private Advisors will manage the Funds’ portfolio including the purchase, retention and disposition of investments.

As compensation for services, New York Life Investments, not the Funds, pays Private Advisors a management fee of [xxx]% per year, payable monthly at the rate of 1/12 of [xxx]% of the Master Fund’s month end NAV, before giving effect to repurchases or Repurchase Fees (if any), but after giving effect to the Master Fund’s other expenses. New York Life Investments will not pay a subadvisory fee to New Private Advisors so long as the Feeder Fund remains in the “master-feeder” structure.

The Subadvisory Agreement provides that Private Advisors shall not be liable to the Master Fund and Feeder Fund, respectively, for any error of judgment by Private Advisors or for any loss sustained by the Funds except in the case of Private Advisors’ willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Subadvisory Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon 60 days’ or less written notice.  The Subadvisory Agreement has been approved by the Board, including a majority of the Independent Trustees of the Master Fund and the Feeder Fund, respectively, and the sole shareholder of each of the Master Fund and the Feeder Fund.

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FUND EXPENSES

Except for the expenses to be paid by New York Life Investments, as described elsewhere in this Prospectus, the Funds are responsible under the Management Agreement for the payment of expenses related to each Fund’s operations, including: (1) the fees payable to New York Life Investments or the expenses otherwise incurred by the Funds in connection with the management of the investment of the assets of the Funds; (2) the fees and expenses of the Trustees who are not affiliated with New York Life Investments; (3) fees and expenses of the Funds’ accounting agent, sub-administrator, custodian and transfer agent; (4) the charges and expenses of the Funds’ legal counsel and independent accountants; (5) brokers’ commissions and any issue or transfer taxes chargeable to the Funds in connection with its securities transactions; (6) the fees of any trade association of which the Funds are a member; (7) the cost of share certificates representing shares of the Funds; (8) reimbursement of a portion of the organization expenses of the Funds and the fees and expenses involved in registering and maintaining the registrations of the Funds and of its shares with the SEC and registering the Funds as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Funds’ registration statements and prospectuses for such purposes; (9) allocable communications expenses with respect to investor services and all expenses of shareholders’ and Trustees’ meetings and preparing, printing and mailing prospectuses and reports to shareholders; (10) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Funds’ business; (11) any expenses assumed by the Funds pursuant to its plan of distribution; (12) all taxes and business fees payable by the Funds to federal, state or other governmental agencies; (13) costs associated with the pricing of the Funds’ shares; (14) the salary portion of the CCO’s compensation and (15) the cost of fidelity bond and D&O insurance.

Hedge Funds will bear various expenses in connection with their operations similar to those incurred by the Funds. Portfolio Managers generally will assess asset-based fees to and receive incentive-based allocations from the Hedge Funds (or their investors), which effectively will reduce the investment returns of the Hedge Funds. These expenses, fees and allocations will be in addition to those incurred by the Funds and are not subject to any Expense Limitation Agreement, if applicable, between the Funds and New York Life Investments. As an investor in the Hedge Funds, the Funds will bear its proportionate share of the expenses and fees of the Hedge Funds and will also be subject to incentive allocations to the Portfolio Managers.

PORTFOLIO MANAGEMENT TEAM
Other Accounts

The following table sets forth information about funds and accounts other than the Funds for which the members of the portfolio team, are jointly and primarily responsible for the day-to-day portfolio management as of [xxx]:

Number of Other Accounts Managed and Assets by Account Type
Portfolio Manager	Registered Investment Company	Other Pooled Investment Vehicles	Other Accounts
Louis W. Moelchert, Jr.	Number:	Number:	Number:
	Assets: $	Assets: $	Assets: $

Charles M. Johnson, III	Number:	Number:	Number:
	Assets: $	Assets: $	Assets: $

Louis W. “Chip” Moelchert, III	Number:	Number:	Number:
	Assets: $	Assets: $	Assets: $

Tim Berry	Number:	Number:	Number:
	Assets: $	Assets: $	Assets: $

Charles Honey	Number:	Number:	Number:
	Assets: $	Assets: $	Assets: $

Mike Fuller	Number:	Number:	Number:
	Assets: $	Assets: $	Assets: $

Laura Baird	Number:	Number:	Number:
	Assets: $	Assets: $	Assets: $

Macon Clarkson	Number:	Number:	Number:
	Assets: $	Assets: $	Assets: $

Bryan F. Durand	Number:	Number:	Number:
	Assets: $	Assets: $	Assets: $

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Portfolio Management Team Compensation Structure

In an effort to retain key personnel, Private Advisors has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms.

Private Advisors establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional talent. In addition, an incentive bonus equal to a significant percentage of the firm’s pre-tax profits is paid annually to the firm’s employees based upon an individual’s performance and the profitability of the firm. The bonus generally represents a sizable amount relative to the base salary, and when considered with the base salary, results in a highly attractive level of total cash compensation for the firm’s professional employees. Every Private Advisors employee participates in the bonus pool. This approach instills a strong sense of commitment on the part of each employee towards the overall success of the firm. There is no difference between the method used in determining the portfolio managers’ compensation with respect to the Funds and other accounts.

As of [xxx], none of the portfolio managers beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Exchange Act) any shares of the Funds. After completion of the initial Fund offering, the portfolio managers may purchase Shares of the Funds for their personal accounts.

Potential Portfolio Manager Conflicts

Certain portfolio managers who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. A portfolio manager who makes investment decisions with respect to other accounts, including accounts in which the portfolio manager is personally invested, may be presented with one or more of the following potential conflicts:

•	The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

•
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager;

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•
A portfolio manager may take a position for a fund or account in a security that is contrary to the position held in the same security by other funds or accounts managed by the portfolio manager. For example, the portfolio manager may sell certain securities short for one fund or account while other funds or accounts managed by the portfolio manager simultaneously hold the same or related securities long; and

•
An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.

To address potential conflicts of interest, New York Life Investments and Private Advisors have each adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, New York Life Investments has adopted a Code of Ethics that recognizes New York Life Investments’ obligation to treat all of its clients, including the Funds, fairly and equitably. These policies, procedures and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures and the Code of Ethics will be successful in every instance.]

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Funds

The Advisors are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The Master Fund will principally purchase interests in Hedge Funds directly from the Hedge Funds or through a placement agent.  Such purchases by the Master Fund (and indirectly the Feeder Fund) may be, but are generally not, subject to transaction expenses. Nevertheless, the Funds anticipate that some of its transactions in securities of Hedge Funds may be subject to expenses.

With respect to direct investments in securities by the Funds, purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay  a brokerage commission for this service. In transactions on stock exchanges in the U.S., these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the OTC markets, securities (i.e., municipal bonds, other debt securities and some equity securities) are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain OTC securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

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In effecting purchases and sales of portfolio securities for the account of the Funds, Private Advisors will seek the best execution of the Funds’ orders. The Board has adopted policies and procedures that govern the selection of broker/dealers to effect securities transactions on behalf of the Funds. Under these policies and procedures, Private Advisors must consider not only the commission rate, spread or other compensation paid, but the price at which the transaction is executed, bearing in mind that it may be in the Funds’ best interests to pay a higher commission, spread or other compensation in order to receive better execution. Private Advisors may consider other factors, including the broker’s integrity, specialized expertise, speed, ability or efficiency, research or other services. Private Advisors may not consider a broker’s promotional or sales efforts on behalf of any Fund as part of the broker selection process for executing Fund portfolio transactions. Furthermore, neither the Funds nor the Advisors may enter into agreements under which the Funds directs brokerage transactions (or revenue generated from those transactions) to a broker to pay for distribution of Shares. Currently, New York Life Investments is affiliated with two broker/dealers, NYLIFE Securities LLC and the Distributor (“Affiliated Brokers”), neither of which have institutional capacity to underwrite securities or effect transactions of Fund.

As permitted by Section 28(e) of Exchange Act, Private Advisors may cause the Funds to pay a broker/dealer (except the Affiliated Brokers) that provides brokerage and research services to Private Advisors an amount of commission for effecting a securities transaction for the Funds in excess of the amount other broker/dealers would have charged for the transaction if Private Advisors determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker/dealer viewed in terms of either a particular transaction or Private Advisors’ overall responsibilities to the Funds or to its other clients. The term “brokerage and research services” includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of Private Advisors, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those that another broker might charge may be paid to broker/dealers (except the Affiliated Brokers) who were selected to execute transactions on behalf of the Funds and Private Advisors’ other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Broker/dealers may be willing to furnish statistical, research and other factual information or services (“Research”) to Private Advisors for no consideration other than brokerage or underwriting commissions. Research provided by brokers is used for the benefit of all of Private Advisors’ clients and not solely or necessarily for the benefit of the Funds. Private Advisors’ investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by Private Advisors as a consideration in the selection of brokers to execute portfolio transactions.

In certain instances there may be securities that are suitable for the Funds’ portfolio as well as for that of another of the other clients of the Advisors. Investment decisions for the Funds and for the Advisors’ other clients are made independently from those of the other accounts and investment companies that may be managed by Advisors with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as the Funds are concerned. The Advisors believe that over time the Funds’ ability to participate in volume transactions will produce better executions for the Funds. The Management Fees paid by the Master Fund, to New York Life Investments and Private Advisors’ fee that New York Life Investments pays on behalf of the Master Fund to Private Advisors will not be reduced as a consequence of New York Life Investments or Private Advisors’ receipt of brokerage and research services. To the extent the Funds’ portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid, by an amount that cannot be clearly determined. Such services would be useful and of value to the Advisors in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Advisors in carrying out their obligations to the Funds.

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The Hedge Funds

The Hedge Funds incur transaction expenses in the management of their portfolios, which will decrease the value of the Master Fund’s investment in the Hedge Funds. Because the investment program of certain of the Hedge Funds may include trading as well as investments, short-term market considerations will frequently be involved, and it is anticipated that the turnover rates of the Hedge Funds’ investments may be substantially greater than the turnover rates of other types of investment vehicles. In addition, the order execution practices of the Hedge Funds may not be transparent to the Master Fund. Each Hedge Fund is responsible for placing orders for the execution of its portfolio transactions and for the allocation of its brokerage. The Advisors will have no direct or indirect control over the brokerage or portfolio trading policies employed by the Portfolio Managers. The Advisors expect that the Portfolio Managers will generally select broker-dealers to effect transactions on behalf of their respective Hedge Fund substantially in the manner set forth below.

It is anticipated that Portfolio Managers will seek reasonably competitive commission rates. However, Hedge Funds will not necessarily pay the lowest commission available on each transaction and may engage in transactions with broker-dealers based on different criteria than those considered by the Master Fund. Hedge Funds may not be subject to the same regulatory restrictions on principal and agency transactions as the Master Fund is. It is anticipated that some Hedge Funds may effect principal or agency transactions through affiliates of the Master Fund. The Funds will indirectly bear the commissions or spreads in connection with the portfolio transactions of the Hedge Funds.

No guarantee or assurance can be made that Hedge Funds’ brokerage transaction practices will be transparent or that the Hedge Funds will establish, adhere to, or comply with their stated practices. However, as the Hedge Funds are not investment companies registered under the 1940 Act, they may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the Hedge Funds’ Portfolio Managers or their affiliates rather than the Hedge Funds.

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CALCULATION OF NET ASSET VALUE; VALUATION

The Feeder Fund and Master Fund will each calculate its NAV as of the close of business on the last Business Day of each calendar month, and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below (each such day, a “Valuation Date”).

The NAV of each of the Feeder Fund and the Master Fund will equal the value of the total assets of the applicable fund, less all of its liabilities, including accrued fees and expenses. The NAV per Shares equals the NAV of the applicable fund divided by the number of its outstanding Shares. The value of the assets of the Master Fund will depend on the value of its share of the Hedge Funds or other investments in which the Master Fund invests. Because the Feeder Fund invests substantially all of its assets in the Master Fund, the value of the assets of the Feeder Fund will depend on the value of its shares in the Master Fund.

With respect to securities for which market values are not readily available, including Hedge Funds, it is the Board’s responsibility to, in good faith, determine the fair value of such securities. The Board has adopted valuation procedures (“Valuation Procedures”) for the Funds and has delegated to day-to-day responsibilities for fair value determination to the Funds’ Valuation Committee (“Valuation Committee”). Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security, including Hedge Funds, may differ materially from the value that could be realized upon the sale of the security.] As a general principle, the fair value of an asset should reflect the amount that the Funds might reasonably expect to receive for the asset from the current sale of that asset in an orderly arm’s-length transaction, based on information reasonably available at the time the valuation is made and that the Funds believe to be reliable. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next regularly scheduled meeting after the fair valuations are determined.

Valuation of Securities

To the extent the Funds invest directly in securities other than investments in Hedge Funds, the Funds will generally value such assets as described below.

1. by appraising common and preferred stocks that are traded on the New York Stock Exchange or other exchanges and the National Market System (“NMS”) at the last sale price of the exchange on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price on the New York Stock Exchange. (NOTE: excessive spreads or infrequent trading may indicate a lack of readily available market quotations that may then be “fair valued” in accordance with fair valuation policies established by the Board):

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2. by appraising OTC common and preferred stocks quoted on the NASDAQ system (but not listed on the NMS) at the NASDAQ Official Closing Price supplied through such system;

3. by appraising OTC and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by New York Life Investments or Private Advisors, or if the prices are deemed by New York Life Investments or Private Advisors not to be representative of market values, the security is to be “fair valued” in accordance with fair valuation policies established by the Board;

4. by appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker/dealer, selected by New York Life Investments, in consultation with Private Advisors, if any, approved by the Valuation Subcommittee and ratified by the Valuation Committee if those prices are deemed by New York Life Investments or Private Advisors to be representative of market values at the close of the New York Stock Exchange;

5. by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded;

6. by appraising forward foreign currency exchange contracts held by the Funds at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations; and

7. securities that cannot be valued by the methods set forth above and all other assets, are valued in good faith at “fair value” in accordance with valuation policies established by the Board.

Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that New York Life Investments may designate. If there were no sales on any exchange, the securities shall be valued at the mean between the closing bid price and asked price. Prior to the daily calculation of the Funds’ NAV, the value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the foreign exchange bid rate of such currencies against U.S. dollars as determined by quotes supplied by the pricing agent. If such quotations are not available, the rate of exchange will be determined in accordance with fair valuation policies established by the Board. For financial accounting purposes, the Funds recognizes dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the Funds are informed on or after the ex-dividend date.

A significant event occurring after the close of trading but before the calculation of the Funds’ NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange generally will not be reflected in the Funds’ calculation of its NAV. New York Life Investments and Private Advisors will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where New York Life Investments, in consultation with Private Advisors, may, in its judgment, determine that an adjustment to the Funds’ NAV should be made because intervening events have caused the Funds’ NAV to be materially inaccurate, New York Life Investments will seek to have the security “fair valued” in accordance with fair valuation procedures established by the Board.

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PROXY VOTING POLICIES AND PROCEDURES

The Master Fund invests in interests issued by Hedge Funds. As such, it is expected that proxies and consent requests will deal with matters related to the operative terms and business details of such Hedge Funds. The Advisors are not responsible for, and these procedures are not applicable to, proxies received by Portfolio Managers (related to issuers invested in by the related Hedge Fund).

Whenever the Feeder Fund, as a shareholder in the Master Fund, is requested to vote on matters pertaining to the Master Fund, the Feeder Fund will hold a meeting of its Shareholders and will vote its interest in the Master Fund for or against such matters proportionately to the instructions to vote for or against such matters received from its Shareholders. The Feeder Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions.

It is the policy of the Funds that proxies received by the Funds are voted in the best interests of Shareholders. To the extent that the Funds receives notices or proxies from Hedge Funds (or to the extent the Funds receives proxy statements or similar notices in connection with any other portfolio securities), the Board has adopted Proxy Voting Policies and Procedures for the Funds that delegates all responsibility for voting proxies received to New York Life Investments, subject to the oversight of the Board. New York Life Investments has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Funds are voted in the best interests of the Funds and Shareholders. New York Life Investments may delegate proxy voting authority to Private Advisors; provided that, as specified in New York Life Investments’ Proxy Voting Policies and Procedures, Private Advisors either (1) follows New York Life Investments’ Proxy Voting Policy and the Funds’ Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with New York Life Investments Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of New York Life Investments’ clients and appear to comply with governing regulations. The Funds may revoke all or part of this delegation (to New York Life Investments and/or Private Advisors as applicable) at any time by a vote of the Board.

Conflicts of Interest. When a proxy presents a conflict of interest, such as when New York Life Investments has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and New York Life Investments or an affiliated entity of New York Life Investments, both the Funds’ and New York Life Investments’ proxy voting policies and procedures mandate that New York Life Investments follow an alternative voting procedure rather than voting proxies in its sole discretion. In these cases, New York Life Investments may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Board or a designated committee of New York Life Investments, or a representative of either of the conflict of interest and seek a waiver of the conflict to permit New York Life Investments to vote the proxies as it deems appropriate and in the best interest Shareholders, under its usual policy; or (3) forward the proxies to the Board, or a designated committee of New York Life Investments, so that the Board or the committee may vote the proxies itself. In the case of proxies received in connection with a fund of funds structure, whereby New York Life Investments, on behalf of a fund, receives proxies in its capacity as a shareholder in an underlying fund, New York Life Investments may vote in accordance with the recommendations of an independent service provider who has been retained to assist in voting proxies or echo the vote of the other shareholders in those underlying funds. As part of their delegation of proxy voting responsibility to New York Life Investments, the Funds also delegated to New York Life Investments responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures, as described above. If New York Life Investments chooses to override a voting recommendation made by Institutional Shareholder Services Inc. (“ISS”), New York Life Investments’ compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the New York Life Investments’ Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

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Manager’s Proxy Voting Guidelines. To assist New York Life Investments in approaching proxy-voting decisions for the Funds and its other clients, New York Life Investments has adopted proxy-voting guidelines (“Guidelines”) with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by New York Life Investments’ Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. New York Life Investments has selected ISS, an unaffiliated third-party proxy research and voting service, to assist it in researching and voting proxies. With respect to each proxy received, ISS researches the proxy and provides a recommendation to New York Life Investments as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. The Funds’ portfolio managers (or other designated personnel) have the responsibility to accept or reject any ISS proxy voting recommendation (“Recommendation”). New York Life Investments will memorialize the basis for any decision to override a Recommendation, to abstain from voting, and to resolve any conflicts as further discussed below. In addition, New York Life Investments may choose not to vote a proxy if the cost of voting outweighs the possible benefit; if the vote would have an indeterminable or insignificant effect on the client’s economic interests or the value of the portfolio holding; or if a jurisdiction imposes share blocking restrictions which prevent New York Life Investments from exercising its voting authority.

GUIDELINES EXAMPLES

The following examples illustrate the Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether New York Life Investments supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. To the extent Private Advisors, to which New York Life Investments has delegated proxy-voting authority, utilizes ISS, these Guidelines apply to Private Advisors.

•
Board of Directors. New York Life Investments/Private Advisors will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, generally voting against or withholding votes for individual directors who attend less than 75% of board and committee meetings without an acceptable reason, corporate governance provisions and takeover activity. Also, New York Life Investments/Private Advisors will withhold votes from overboarded CEO directors, defined as serving on more than three boards (including their own). Also, New York Life Investments will withhold votes from directors who sit on more than six public company boards. In a contested election of directors, New York Life Investments/Private Advisors will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates) the likelihood that the proposed objectives and goals can be met; and stock ownership positions. New York Life Investments/Private Advisors generally supports proposals to fix the board size or designate a range for the board size. However, New York Life Investments/Private Advisors will vote against management ability to alter the size of a specified range without shareholder approval. In addition, New York Life Investments/Private Advisors supports proposals to repeal classified boards or elect all directors annually. New York Life Investments/Private Advisors also supports proposals seeking that a majority or more of the board be independent. New York Life Investments/Private Advisors generally votes against shareholder proposals to impose a mandatory retirement age for outside directors. New York Life Investments/Private Advisors will vote against or withhold votes from Compensation Committee members if the company has poor compensation practices.

27

•
Anti-takeover Defenses and Voting Related Issues. New York Life Investments/Private Advisors generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. New York Life Investments/Private Advisors generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. New York Life Investments/Private Advisors generally votes against proposals to restrict or prohibit shareholder ability to call special shareholder meetings and proposals giving the board exclusive authority to amend the bylaws.

•
Capital Structure. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. New York Life Investments/Private Advisors will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. New York Life Investments/Private Advisors will generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going certain is uncertain. New York Life Investments/Private Advisors will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights, when no shares have been issued or reserved for a specific purpose.

•
Executive and Director Compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using a methodology focusing on the transfer of shareholder wealth. Generally, New York Life Investments/Private Advisors will support proposals seeking additional information regarding compensation, but will vote against proposals which set absolute levels on compensation or dictate amount or form of compensation. Generally, New York Life   Investments/Private Advisors will also support shareholder “say on pay” proposals.

Private Advisors’ Proxy Voting Guidelines.

A.	General

(1) Private Advisors understands and appreciates the importance of ensuring that its proxy voting procedures are clearly described to advisory clients and investors. In this regard, Private Advisors’ Form ADV 2A will contain a summary of the procedures outlined in Section E below.

(2) To the extent that Private Advisors has discretion to vote the proxies of its Advisory Clients, Private Advisors will vote any such proxies in the best interests of advisory clients and investors (as applicable) and in accordance with the procedures outlined below (as applicable).

(3) Given Private Advisors’ focus on fund-of-funds investing, it is expected that the majority of proxies received by Private Advisors will deal with matters related to the operative terms and business details of underlying private investment funds. Private Advisors may appoint a third party vendor to generally manage the receipt of incoming proxies, maintain a log of all proxies, and place votes based on specified policies and guidelines established by Private Advisors. In the event that Private Advisors decides to directly exercise discretion to vote a proxy (in the event such authority is not delegated to a third party vendor), Private Advisors will vote any such proxies in the best interests of Advisory Clients and Investors (as applicable) and in accordance with the procedures outlined below (as applicable).

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(4) Private Advisors is not responsible for, and these procedures are not applicable to, proxies received by the investment managers of the underlying investment funds invested in by the Advisory Clients (related to issuers invested in by such underlying investment funds). To the extent that an Advisory Client accesses an underlying investment manager through a separately-managed account, it is understood that voting discretion related to issuers held in such managed account will generally be held by such underlying investment managers (unless it is specifically noted otherwise where Private Advisors will adopt detailed procedures to address such managed accounts, if any).

B.	Procedures Governing Private Advisors’ Fund-of-Funds

(1) All proxies sent to Advisory Clients that are actually received by Private Advisors (to vote on behalf of the Advisory Clients) will be provided to the Chief Compliance Officer and to a representative of HedgeOp.

(2) Private Advisors’ Chief Compliance Officer will generally work with HedgeOp to adhere to the following procedures (subject to limited exception in the sole discretion of Private Advisors):

(a) A written record of each proxy received by Private Advisors (on behalf of its Advisory Clients) will be kept in Private Advisors’ files;

(b) The Chief Compliance Officer will determine which of Private Advisors’ Advisory Clients hold an interest in the private investment fund or security to which the proxy relates;

(c) The Chief Compliance Officer will call a meeting (which may be via telephone or executed by Email) of the Proxy Voting Committee”). In addition to calling the meeting, the Chief Compliance Officer will provide each member of the Proxy Voting Committee with:
(i) a copy of the proxy;

(ii) a list of the Advisory Clients to which the proxy is relevant;

(iii) the amount of votes controlled by each Advisory Client (if applicable); and

(iv) the deadline that such proxies need to be completed and returned to the private investment fund in question.

(d) Prior to voting any proxies, the Proxy Voting Committee will determine if there are any conflicts of interest related to the private investment fund or direct investment proxy in question in accordance with the general guidelines in Section D below. If a conflict is identified, the Proxy Voting Committee will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material or not.

(e) If no material conflict is identified pursuant to these procedures, the Proxy Voting Committee will make a decision on how to vote the proxy in question in accordance with the guidelines set forth in Section E below. The Chief Compliance Officer will instruct an authorized signatory for the Advisory Client(s) to deliver the proxy in accordance with instructions related to such proxy.

As applicable to certain hedge fund Advisory Clients, Private Advisors will work with [xxx] when executing and delivering the proxy.

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(f) Although not presently intended to be used on a regular basis, Private Advisors is empowered to retain an independent third party to vote proxies in certain situations (including situations where a material conflict of interest is identified).

C.	Conflicts of Interest

(1) Before voting any proxy, the Proxy Voting Committee will evaluate whether there is a conflict of interest involving Private Advisors and/or its Advisory Clients. This examination will include (but will not be limited to) an evaluation of whether:

(a) Any Advisory Client or potential Advisory Client of Private Advisors (or any affiliate of Private Advisors) has any relationship with the private investment fund, such fund’s investment adviser or affiliate, or the issuer to which the proxy relates, outside of the Advisory Client’s investment in such investment fund or the security by an Advisory Client of Private Advisors.

(2) If a conflict is identified and deemed “material”, Private Advisors will determine whether voting in accordance with the stated proxy voting guidelines is in the best interests of affected Advisory Clients (which may include utilizing an independent third party to vote such proxies).

(3) With respect to material conflicts, Private Advisors will determine whether it is appropriate to disclose the conflict to affected Advisory Clients (and indirectly, Investors) and give such Advisory Clients the opportunity to vote the proxies in question themselves (except as noted in Section C(4) below).

(4) If the Advisory Client is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the investment management agreement between Private Advisors and the ERISA Advisory Client reserves the right to vote proxies when Private Advisors has determined that a material conflict exists that does affect its best judgment as a fiduciary to the ERISA Advisory Client, Private Advisors will:

(a) Give the ERISA Advisory Client the opportunity to vote the proxies in question themselves; or

(b) Follow any designated special proxy voting procedures related to voting proxies for ERISA Advisory Clients (if any).

D.	Voting Guidelines

(1) In the absence of specific voting guidelines mandated by a particular Advisory Client, Private Advisors will vote proxies in the best interests of each Advisory Client (which theoretically could result in different voting results for the same issuer/private investment fund). Although voting certain proxies may be subject to the discretion of Private Advisors, Private Advisors is of the view that voting proxies in accordance with the following general guidelines is in the best interests of its Advisory Clients:

(a) Private Advisors will generally vote in favor of normal corporate housekeeping proposals including, but not limited to, the following:

  (i) election of directors (where there are no related corporate governance issues);

  (ii) selection or reappointment of auditors; or

  (iii) increasing or reclassification of common stock.

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(b) Private Advisors will generally vote against proposals that:

(i) make it more difficult to replace members of the issuer’s board of directors or board of managers; and

(ii) introduce unequal voting rights (although there may be regulatory reasons that would make such a proposal favorable to certain Advisory Clients of Private Advisors).

(c) For proxies addressing any other issues, Private Advisors shall determine (which may be based upon the advice of external lawyers or accountants) whether a proposal is in the best interest of affected Advisory Clients. In doing so, Private Advisors will evaluate a number of factors which may include (but are not limited to): (i) the expected future and historical performance of the underlying investment fund in question; and (ii) a comparison of the proposed changes in terms to customary terms in the industry.

E. Disclosure of Procedures

A brief summary of these proxy voting procedures will be included in Private Advisors’ Form ADV Part 2A and will be updated whenever these policies and procedures are updated. The Chief Compliance Officer will arrange for a copy of this summary (as disclosed in the ADV) to be provided to all existing Advisory Clients (upon request). Advisory Clients and Investors will also be provided with contact information as to how such Advisory Clients and Investors can obtain information about: (a) the details of Private Advisors’ procedures are (i.e., a copy of these procedures); and (b) how Private Advisors has voted proxies that are relevant to the affected Advisory Client or Investor.

F. Record-Keeping Requirements

The Chief Compliance Officer will be responsible for maintaining files relating to Private Advisors proxy voting procedures (which may be accomplished through the assistance of HedgeOp). Records related to proxies voted by a third party vendor (as applicable) will be maintained on the third party vendor’s platform (which would be fully accessible by Private Advisors). Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Private Advisors. Records of the following will be included in the files:

(1) Copies of those proxy voting policies and procedures, and any amendments thereto;

(2) A copy of each proxy statement that Private Advisors actually receives; provided, however that Private Advisors may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;

(3) A record of each vote that Private Advisors casts;

(4) A copy of any document that Private Advisors created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and

(5) A copy of each written request for information on how Private Advisors voted such client’s proxies and a copy of any written response to any request for information on how Private Advisors voted proxies on behalf of Advisory Clients.

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Fund’s Proxy Voting Record. The Funds are required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Funds will provide any shareholder a copy of their proxy voting record for the previous year ended June 30 within three business days of receipt of request, as well as make the proxy voting results available on their website. The most recent Form N-PX is available on the Funds’ website at [xxx] or on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SHARES

As of [xxx], [xxx] an affiliate of the Advisors owned 100% of the Shares. Because it owns 100% of the outstanding Shares as of [xxx], it may be deemed to control the Feeder Fund.

ACCOUNTANTS AND LEGAL COUNSEL

[xxx], located at [xxx], serves as the independent public accountant of the Funds.

Dechert LLP, located at 1775 I Street, NW, Washington, DC 20006, serves as legal counsel to the Funds, and also serves as legal counsel Independent Trustees.

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PRIVATE ADVISORS ALTERNATIVE STRATEGIES FUND

PART C—OTHER INFORMATION

Item 25.  Financial Statements and Exhibits

1.	Financial Statements.

Registrant has not conducted any business as of the date of this filing, other than in connection with its organization.  Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940 will be filed by Pre-Effective Amendment to the Registration Statement.

2.	Exhibits:
a.	Charter.
(i)	Certificate of Trust—Filed herewith.
(ii)	Declaration of Trust—Filed herewith.
b.	Bylaws—Filed herewith.
c.	None.
d.	Form of Share Certificate.*
e.	Terms and Conditions of the Dividend Reinvestment Plan.*
f.	None.
g.	Investment Advisory Contracts.
(i)	Form of Management Agreement between Registrant and New York Life Investment Management LLC.*
(ii)	Form of Subadvisory Agreement between Registrant and Private Advisors, L.L.C.*
h.	Form of Underwriting Agreement.*
i.	None.
j.	Form of Custodian Agreement between Registrant and [Custodian].*
k.	Other Material Contracts.
(i)	Form of Transfer Agency and Service Agreement.*
(ii)	Form of Fund Administration and Accounting Services Agreement.*
l.	Opinion and Consent of Dechert LLP.*
m.	None.
n.	Consent of Independent Registered Public Accounting Firm.*
o.	None.
p.	Form of Subscription Agreement between Registrant and New York Life Investment Management LLC.*
q.	None.
r.	Codes of Ethics.
(i)	Code of Ethics of Registrant.*
(ii)	Code of Ethics of New York Life Investment Management Holdings LLC.*
(iii)	Code of Ethics of Private Advisors, L.L.C.*
s.	Powers of Attorney—Filed herewith.
_____________________________
*           To be filed by amendment.

Item 26.  Marketing Arrangements

[To be provided by amendment.]

Item 27.  Other Expenses of Issuance and Distribution

Securities and Exchange Commission Fees	$2.32
Financial Industry Regulatory Authority, Inc. Fees	$ *
Printing and Engraving Expenses	$ *
Legal Fees	$ *
Listing Fees	$ *
Accounting Expenses	$ *
Blue Sky Filing Fees and Expenses	$ *
Miscellaneous Expenses	$ *
Total	$ *
_____________________________
*	To be completed by amendment.

Item 28.  Persons Controlled By or Under Common Control with Registrant

None.

Item 29.  Number of Holders of Securities

At __________, 2011:

Title of Class	Number of Record Holders
Common Shares, $[0.001] par value	*

_____________________________
*	To be completed by amendment.

Item 30.  Indemnification

To be filed by amendment.

Item 31.  Business and Other Connections of Investment Advisers

New York Life Investment Management LLC (“New York Life Investments”) acts as the investment adviser for each series of the following open-end registered management investment companies:  Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, MainStay VP Funds Trust and The MainStay Funds.

Certain information on each executive officer of New York Life Investments is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two calendar years for his or her own account or in the capacity of director, officer, partner or trustee.  New York Life Investments’ address is 51 Madison Avenue, New York, NY 10010.

NAME	POSITION(S) WITH NEW YORK LIFE INVESTMENT MANAGEMENT LLC	OTHER BUSINESS
John Y. Kim	Chairman of the Board, Chairman and Chief Executive Officer
Executive Vice President and Member of the Executive Management Committee, New York Life Insurance Company; Chairman of the Board , Chairman and Chief Executive Officer, New York Life Investment Management Holdings, LLC; Manager, Member of the Audit Committee and Compensation Committee, Madison Capital Funding LLC, Madison Square Investors LLC, McMorgan & Company LLC, MacKay Shields LLC, NYLCAP Manager LLC and Institutional Capital LLC; Chief Executive Officer, NYLIFE Distributors LLC; Chairman of the Board,  Chairman, and Member of the Audit Committee and Compensation Committee, Private Advisors, L.L.C.; Executive Vice President, NYLIFE Insurance Company of Arizona and New York Life Insurance and Annuity Corporation; Trustee of Eclipse Funds, MainStay Funds Trust and the MainStay Funds; Director of Eclipse Funds Inc. and MainStay VP Funds Trust; Manager of Private Advisors, L.L.C.

Theodore A. Mathas	Manager; Chairman of the Compensation Committee
Chairman and Member of New York Life Foundation; Chairman of the Board, Chairman and President and Chairman of the Executive Committee of New York Life Insurance and Annuity Corporation; Manager and Chairman of the Compensation Committee of New York Life International, LLC; Manager and Chairman of the Compensation Committee of New York Life Investment Management Holdings

Michael E. Sproule	Manager, Chairman of the Audit Committee
Director of NYLUK I Company, NYLUK II Company and Gresham Mortgage; Manager of New York Life Investment Management Holdings LLC and NYLIFE LLC; Manager, Chairman of the Audit Committee and Member of the Investment Committee of New York Life International, LLC; Director and Member of the Executive Committee and Audit Committee of New York Life Insurance and Annuity Corporation; Executive Vice President, Chief Financial Officer and Member of the Executive Management Committee of New York Life Insurance Company; Manager and Chairman of the Audit Committee of McMorgan & Company LLC, Madison Square Investors LLC; Madison Capital Funding LLC; MacKay Shields LLC and Institutional Capital LLC

NAME	POSITION(S) WITH NEW YORK LIFE INVESTMENT MANAGEMENT LLC	OTHER BUSINESS
Frank J. Ollari	Executive Vice President
Executive Vice President of New York Life Investment Management Holdings LLC; Manager and Member of the Audit Committee of NYLCAP Manager LLC; Director of NYLIM Real Estate Inc.; Senior Vice President of NYLIFE Insurance Company of Arizona; Senior Vice President of New York Life Insurance and Annuity Corporation; Senior Vice President of New York Life Insurance Company; Manager of Madison Capital Funding LLC

Stephen P. Fisher	Senior Managing Director; Chief Marketing Officer
Manager, President and Chief Operating Officer of NYLIFE Distributors LLC; Chairman of the Board of NYLIM Service Company LLC; President of The Mainstay Funds, Eclipse Funds, Eclipse Funds Inc., Mainstay VP Funds Trust and MainStay Funds Trust; Director and Chairman of the Product and Annuity Rate Committees of New York Life Insurance and Annuity Corporation

Alison H. Micucci	Senior Managing Director	Senior Managing Director of NYLIFE Distributors LLC; Director and Member of the Executive, Examining and Audit and Management and Investment Committees of New York Life Trust Company

Susan L. Paternoster	Senior Managing Director; Head of Information Technology	None

George S. Shively	Senior Managing Director; General Counsel; Secretary
Senior Managing Director, General Counsel and Secretary of New York Life Investment Management Holdings LLC; Senior Vice President and Associate General Counsel of New York Life Insurance Company; Assistant Secretary of Institutional Capital LLC; Secretary of MacKay Shields LLC; Assistant Secretary of Madison Capital Funding LLC, Madison Square Investors LLC and McMorgan & Company LLC

Jefferson C. Boyce	Senior Managing Director
Director and Member of the Executive, and Management and Investment Committees of New York Life Trust Company; Senior Managing Director - New York Life Relationship Management of NYLIFE Distributors LLC; Senior Vice President of New York Life Insurance Company; Senior Vice President – Investments of New York Life Foundation

Thomas A. Clough	Senior Managing Director
Chairman of the Board and Member of the Executive Committee and  Examining and Audit Committee and Chairman of the Management and Investment Committee of New York Life Trust Company; Senior Managing Director – Retirement Plan Services of NYLIFE Distributors LLC; Senior Vice President of New York Life Insurance Company

NAME	POSITION(S) WITH NEW YORK LIFE INVESTMENT MANAGEMENT LLC	OTHER BUSINESS
Allan Dowiak	Senior Managing Director and Head of Human Resources	Senior Managing Director and Head of Human Resources of New York Life Investment Management Holdings LLC

Anthony R. Malloy	Senior Managing Director
Senior Vice President of New York Life Insurance and Annuity Corporation; Senior Vice President of New York Life Insurance Company; Senior Vice President of NYLIFE Insurance Company of Arizona; Senior Managing Director of New York Life Investment Management Holdings LLC; Manager of NYL Wind Investments LLC; Chairman of the Board, Member of the Audit Committee and Chairman of the Compensation Committee of Madison Capital Funding LLC; Manager of MacKay Shields LLC

Donald A. Salama	Senior Managing Director and Chief Strategy Officer	None
John E. Schumacher	Senior Managing Director

Manager and Chairman of NYLCAP Manager LLC; Principal of New York Life Capital Partners II, L.L.C.; Director of NYLCAP Holdings (Mauritius); Chief Executive Officer of New York Life Capital Partners III Genpar GP, LLC; Principal of New York Life Capital Partners L.L.C.; Chief Executive Officer of NYLIM Mezzanine GenPar GP, LLC; Chief Executive Officer of NYLCAP Mezzanine Partners III GenPar GP, LLC;  Sole Director and Chief Executive Officer of NYLCAP III RBG Corp. and NYLCAP III-A RBG Corp.; Manager of NYLIM-JB Asset Management Co. (Mauritius) LLC and Alternate Director of NYLIM- Jacob Ballas Asset Management Co. III LLC

Richard C. Schwartz	Senior Managing Director	Investment Officer of New York Life Trust Company; Senior Vice President of New York Life Insurance Company

Thomas M. Haubenstricker	Senior Managing Director
Manager and Chief Executive Officer of NYLCAP Manager LLC; Principal of New York Life Capital Partners, LLC and New York Life Capital Partners II, LLC; Executive Vice President of New York Life Capital Partners III GenPar GP, LLC, NYLCAP III RBG Corp., NYLCAP III-A RBG Corp. and NYLCAP Mezzanine Partners III GenPar GP, LLC; Manager of NYLCAP Mezzanine III Luxco S.a.r.l.; Director of New York Life Investment Management (U.K.) Limited; Alternate Director of NYLCAP Holdings (Mauritius); Manager of NYLIM – Jacob Ballas Asset Management Co. III LLC and NYLIM – JB Asset Management Co. (Mauritius) LLC; Manager of Private Advisors, L.L.C.

NAME	POSITION(S) WITH NEW YORK LIFE INVESTMENT MANAGEMENT LLC	OTHER BUSINESS
Mark W. Talgo	Senior Managing Director
President and Member of the Investment Committee of NYLIM Fund II GP, LLC; Director and President of NYLIM Real Estate Inc.; Executive Vice President of McMorgan & Company LLC; Senior Vice President of NYLIFE Insurance Company of Arizona; Senior Vice President of New York Life Insurance and Annuity Corporation; Senior Vice President of New York Life Insurance Company; Director of NYL Management Limited

Julia A. Warren	Senior Managing Director and Chief Risk Officer	Senior Managing Director and Chief Risk Officer of New York Life Investment Management Holdings LLC

Sara L. Badler	Senior Managing Director and Head of Legal and Compliance	Senior Managing Director and Chief Legal and Compliance Officer of New York Life Investment Management Holdings LLC

Yie-Hsin Hung	Senior Managing Director and Head of Alternative Scale Businesses
Senior Managing Director and Head of Alternative Scale Businesses of New York Life Investment Management Holdings LLC; Chairman of the Board and Chairman of the Compensation Committee of NYLCAP Manager LLC; Manager of Private Advisors, L.L.C.

Drew E. Lawton	Senior Managing Director and Head of Traditional Scale Businesses
Senior Managing Director and Head of Traditional Scale Businesses of New York Life Investment Management Holdings LLC; Chairman of the Board and Chairman of the Compensation Committee of Institutional Capital LLC, MacKay Shields LLC, Madison Square Investors LLC and McMorgan & Company LLC

Barry A. Schub	Manager and Member of the Compensation Committee
Senior Vice President and Chief Human Resources Officer of New York Life Insurance Company; Manager and Member of the Compensation Committee of New York Life International, LLC; Manager and Member of the Compensation Committee of New York Life Investment Management Holdings LLC

John A. Cullen	Manager and Member of the Audit Committee
Senior Vice President, Controller and Chief Accounting Officer of New York Life Insurance Company; Manager and Chairman of the Audit Committee of Eagle Strategies LLC, NYLCAP Manager LLC, NYLIFE Distributors LLC, NYLIFE Securities LLC, NYLIM Service Company LLC; Senior Vice President of New York Life Insurance and Annuity  Corporation; Manager and Member of the Audit Committee of New York Life International, LLC; Director and Chairman of the Examining and Audit Committee of New York Life Trust Company; Director and Senior Vice President of NYLIFE Insurance Company of Arizona; Director of NYLINK Insurance Agency; Manager of NYL Executive Benefits LLC; Chief Financial Officer of NYL Wind Investments LLC

NAME	POSITION(S) WITH NEW YORK LIFE INVESTMENT MANAGEMENT LLC	OTHER BUSINESS
John M. Grady	Senior Managing Director and Chief Financial Officer
Senior Managing Director and Chief Financial Officer of New York Life Investment Management Holdings LLC; Chairman and President of New York Life Capital Corporation; Manager of Private Advisors, L.L.C.

Maureen McFarland	Senior Managing Director	None

PRIVATE ADVISORS, L.L.C.

Private Advisors, L.L.C. (“Private Advisors”) acts as the subadvisor for Private Advisors Alternative Strategies Master Fund and Private Advisors Alternative Strategies Fund.

Certain information on each executive officer of Private Advisors is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two calendar years for his or her own account or in the capacity of director, officer, partner or trustee.  Private Advisors’ address is 1800 Bayberry Court, Richmond, VA 23226.

[To be filed by amendment.]

Item 32.  Location of Accounts and Records

Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of New York Life Insurance Company, 51 Madison Avenue, New York, NY 10010, at the offices of the Registrant, New York Life Investment Management LLC, 169 Lackawanna Avenue, Parsippany NJ 07054 and at the offices of Private Advisors, L.L.C., 1800 Bayberry Court, Suite 300, Richmond, VA 23226.  Records relating to the duties of the custodian are maintained by [Custodian] at [address].  Records relating to the duties of the transfer agent are maintained by [Transfer Agent] at [address].

Item 33.  Management Services

Not applicable.

Item 34.  Undertakings

To be filed by amendment.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany and State of New Jersey on the 16th day of December 2011.

Private Advisors Alternative Strategies Fund

By:   /s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 16, 2011.

Signature	Title
/s/ Stephen P. Fisher Stephen P. Fisher	President and Principal Executive Officer
/s/ Susan B. Kerley* Susan B. Kerley	Trustee and Chairman of the Board
/s/ John Y. Kim* John Y. Kim	Trustee
/s/ Alan R. Latshaw* Alan R. Latshaw	Trustee
/s/ Peter Meenan* Peter Meenan	Trustee
/s/ Richard H. Nolan, Jr.* Richard H. Nolan, Jr.	Trustee
/s/ Richard S. Trutanic* Richard S. Trutanic	Trustee
/s/ Roman L. Weil* Roman L. Weil	Trustee
/s/ John A. Weisser* John A. Weisser’	Trustee
/s/ Jack R. Benintende Jack R. Benintende	Treasurer and Principal Financial Officer

*By:  /s/ J. Kevin Gao
          J. Kevin Gao
         As Attorney-in-Fact*

*Pursuant to Powers of Attorney filed herewith

SIGNATURES

This Registration Statement contains certain disclosure regarding Private Advisors Alternative Strategies Master Fund (“Master Fund”).  The Master Fund has, subject to the next sentence, duly caused this Registration Statement on Form N-2 of Private Advisors Alternative Strategies Fund (“Registrant”) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany, in the State New Jersey on the 16th day of December, 2011. The Master Fund is executing this Registration Statement only in respect of the disclosure contained herein specifically describing the Master Fund and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

PRIVATE ADVISORS ALTERNATIVE STRATEGIES MASTER FUND

By:	/s/ Stephen P. Fisher
Name:	Stephen P. Fisher
Title:	President & Principal Executive Officer

This Registration Statement on Form N-2 of the Registrant has been signed below by the following persons, solely in the capacities indicated and subject to the next sentence on December 16, 2011.  Each of the following persons is signing this Registration Statement only in respect of the disclosures contained herein specifically describing the Master Fund and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

Signature	Title
/s/ Stephen P. Fisher Stephen P. Fisher	President and Principal Executive Officer
/s/ Susan B. Kerley* Susan B. Kerley	Trustee and Chairman of the Board
/s/ John Y. Kim* John Y. Kim	Trustee
/s/ Alan R. Latshaw* Alan R. Latshaw	Trustee
/s/ Peter Meenan* Peter Meenan	Trustee
/s/ Richard H. Nolan, Jr.* Richard H. Nolan, Jr.	Trustee
/s/ Richard S. Trutanic* Richard S. Trutanic	Trustee
/s/ Roman L. Weil* Roman L. Weil	Trustee
/s/ John A. Weisser* John A. Weisser’	Trustee
/s/ Jack R. Benintende Jack R. Benintende	Treasurer and Principal Financial Officer
*By:  /s/ J. Kevin Gao
          J. Kevin Gao,
         As Attorney-in-Fact*

*Pursuant to Powers of Attorney.

EXHIBIT INDEX

a.(i)	Certificate of Trust.

a.(ii)	Declaration of Trust.

b.	Bylaws.

s.	Powers of Attorney.